UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT
Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Check the appropriate box:
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TEXAS CAPITAL BANCSHARES, INC.
(Name of Registrant as Specified In Its Charter)

____________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
2024	|

Cautionary Note Regarding Forward-Looking Statements; Available Information
This Proxy Statement contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, the Company’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” “would,” “will be,” “will continue, “will likely result,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans. Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, and are based on management's expectations and assumptions at the time the statements are made and are not guarantees of future results. The Company describes risks and uncertainties that could cause actual results and events to differ materially in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings the Company makes with the Securities and Exchange Commission (“SEC”), including under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise. References to the website in this Proxy Statement are provided as a convenience, and the information on the website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into this Proxy Statement or any other filings the Company makes with the SEC. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers, including Texas Capital Bancshares, Inc., that electronically file with the SEC at http://www.sec.gov.
TCBI 2024|Notice of Annual Meeting and Proxy Statement i

A Letter from the CEO and Chair
Texas Capital Bancshares, Inc.
2000 McKinney Avenue, 7th Floor
Dallas, Texas 75201

March 7, 2024

To our fellow stockholders:

On behalf of the Board of Directors, we are pleased to invite you to attend the 2024 Annual Meeting of Stockholders of Texas Capital Bancshares, Inc. at 7:30 a.m., central daylight time, on Tuesday, April 16, 2024, which will be held at the corporate headquarters, Texas Capital Center, at 2000 McKinney Avenue, 9th Floor, Dallas, Texas 75201.
December 2023 marked 25 years since a group of visionary Texas business leaders founded Texas Capital with the intention of creating the premier bank based in Texas serving clients across our state. We are proud of the role our firm has played in helping fuel the state’s economic growth over these past decades.
Our firm materially progressed its transformation in 2023, increasingly translating a now sustained track record of strategic success into financial outcomes consistent with long-term value creation. We are now operating a unique Texas-based platform providing our clients with the widest possible range of differentiated products and services, on parity with the largest money center banks.
This higher quality operating model, supporting a defined set of scalable businesses, is resulting in the intended outcomes. The entire platform contributed to our full year financial results which is a testament to the continued execution of our strategic plan.
A core element of our strategy is maintaining balance sheet positioning sufficient to support our clients through market and rate cycles, and our industry leading liquidity and capital continue to afford us a competitive advantage. Year-end CET1 Ratio1 of 12.65%, Common Equity to Total Assets of 10.2%, and Tangible Common Equity to Tangible Assets2 of 10.2%, an all-time high for the firm, plus a robust cash and securities position, allows for a consistent and proactive market-facing posture as we are distinctly capable of supporting the diverse and broad needs of our clients in what continues to be a dynamic and challenging operating environment for all industries. We have over the last three years, clearly prioritized the resiliency of both our balance sheet and business model as a core tenant of our franchise.
Foundational to the firm’s culture, we continued investing in our people and empowering the communities we serve. We published our inaugural ESG report called “Our Values in Action”, sharing our continued work serving our communities, along with the initiatives the bank has undertaken in Diversity, Equity and Inclusion, employee training programs, consumer protections, and more.
An experienced and well-rounded board of directors is a crucial part of the firm’s commitment to financial resiliency and good governance. We engaged with several stockholders throughout the year and intently listened to your feedback. This year, we welcomed Laura Whitley to the Board, who brings more than three decades of leadership and public company experience in the banking industry. Additionally, Bob Stallings succeeded Larry Helm, who retired from the Board after 17 years of service.
The board of directors is committed to providing strong governance for the Company, as evidenced by its board leadership structure, which is currently led by an independent Chair, a lack of takeover protections, a director retirement age, limits for directors on other board service, and a low threshold of 10% for stockholders to call a special meeting.
Over the last several years, we have enjoyed meeting many of you, stockholders of the firm, and greatly appreciate the discussions and the insights you have shared with us as we continue to execute on our strategic plan. We look forward to our ongoing engagement and we are grateful for your support of Texas Capital as we are focused on driving value creation for all our stakeholders.
TCBI 2024|Notice of Annual Meeting and Proxy Statement 1

A Letter from the CEO and Chair
Your vote is important to us. Whether or not you plan to attend the Annual Meeting, please submit your proxy promptly so that your shares will be voted in accordance with your preference.
We are excited to continue delivering value to our stockholders and clients in 2024 and beyond.

Sincerely,
Rob C. Holmes
President and Chief Executive Officer

Robert W. Stallings
Chairman of the Board

1 Common Equity Tier 1 capital divided by risk-weighted assets.
2 Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by total assets, less goodwill and intangibles.
TCBI 2024|Notice of Annual Meeting and Proxy Statement 2

Notice of Annual Meeting
Texas Capital Bancshares, Inc.
2000 McKinney Avenue, 7th Floor
Dallas, Texas 75201

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Tuesday, April 16, 2024, at 7:30 a.m. (central daylight time)
Location:	Texas Capital Center, 9th Floor, 2000 McKinney Avenue, Dallas, Texas 75201
Items of Business:
• To elect twelve (12) directors – Paola M. Arbour, Jonathan E. Baliff, James H. Browning, Rob C. Holmes, David S. Huntley, Charles S. Hyle, Thomas E. Long, Elysia Holt Ragusa, Steven P. Rosenberg, Robert W. Stallings, Dale W. Tremblay, and Laura L. Whitley each to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

• To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024;
• To approve, on an advisory basis, the 2023 compensation of the Company’s named executive officers as described in the Proxy Statement;
• To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.
Record Date:	Stockholders of record at the close of business on February 20, 2024 are the only stockholders entitled to notice of and to vote at the Annual Meeting.

The Proxy Statement for the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Texas Capital Bancshares, Inc. follows. Financial and other information about the Company are contained in the Annual Report to Stockholders for the fiscal year ended December 31, 2023 (the “2023 Annual Report”), which accompanies the Proxy Statement.
To ensure that your shares are represented at the meeting, the Company urges you to submit your voting instructions by proxy as promptly as possible. You may submit your proxy via the Internet or telephone, or, if you received paper copies of the proxy materials by mail, you can also submit a proxy via mail by following the instructions on the proxy card or voting instruction card. You are encouraged to submit a proxy via the Internet. It is convenient and saves the Company significant postage and processing costs. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.
The Company is making the Proxy Statement and the form of proxy first available on or about March 7, 2024.

By order of the board of directors,
Anna M. Alvarado
Managing Director, Chief Legal Officer &
Corporate Secretary
March 7, 2024
Dallas, Texas

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON April 16, 2024:
The Texas Capital Bancshares, Inc. 2024 Notice of Annual Meeting and Proxy Statement, 2023 Annual Report (including the Company’s Annual Report on Form 10-K) and other proxy materials are available at www.proxydocs.com/TCBI.

TCBI 2024|Notice of Annual Meeting and Proxy Statement 3

Notice of Annual Meeting
VOTING INFORMATION
It is very important that you vote in order to play a part in the future of the Company. Please carefully review the proxy materials for the Annual Meeting and follow the instructions below to cast your vote on all of the voting matters.

Who is Eligible to Vote
You are entitled to one vote for each share of common stock you own. Only those stockholders that owned shares of the Company’s common stock on February 20, 2024, the record date established by the board of directors, will be entitled to vote at the Annual Meeting. At the close of business on the record date, there were 47,437,259 shares of common stock outstanding held by 137 identified holders.

The Company is furnishing its proxy materials to its stockholders primarily through the Internet in accordance with rules adopted by the Securities and Exchange Commission. Stockholders have been mailed a Notice of Internet Availability of Proxy Materials on or around March 7, 2024, which provides them with instructions on how to vote and how to access the proxy materials on the Internet. It also provides instructions on how to request paper copies of these materials. Stockholders who previously enrolled in a program to receive electronic versions of the proxy materials will receive an email notice with details on how to access those materials and how to vote.

How to Vote
Even if you plan to attend the Annual Meeting, please submit your voting instructions by proxy right away using one of the following methods for submitting a proxy (see page 10 for additional information). Make sure to have your proxy card, voting instruction form (“VIF”) or Notice of Internet Availability (“Notice”) in hand and follow the instructions. If your shares are held in the name of a broker, bank or other nominee, please follow the voting instructions that you receive from the broker, bank or other nominee entitled to vote your shares, which may include requesting and bringing to the meeting a Legal Proxy.

VOTE IN ADVANCE OF THE MEETING*			VOTE AT THE MEETING
via the Internet	by phone	by mail

Visit www.proxypush.com/TCBI to submit a proxy via your computer or mobile telephone	Call 1-866-390-5385 (toll-free) or the number on your proxy card or VIF	Sign, date and return your proxy card or VIF	Bring your proxy card, VIF or Notice and Legal Proxy

*You will need the 16-digit control number included on your proxy card, VIF or Notice.
If you have questions or require assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003. Stockholders may call toll free: (833) 501-4842.

Electronic Stockholder Document Delivery
Instead of receiving future copies of annual meeting proxy materials by mail, stockholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents and will also give you an electronic link to the proxy voting site.

TCBI 2024|Notice of Annual Meeting and Proxy Statement 4

Proxy Summary

PROXY STATEMENT SUMMARY

This summary provides an overview of selected information in this year’s Proxy Statement. The Company encourages you to read the entire Proxy Statement before voting.

Vision: To Be the Flagship Financial Services Firm headquartered in Texas Serving the Best Clients in our Markets

Goals:
▪Strong execution on the core set of financial products coupled with industry expertise and higher touch service that earns us the right to provide advice when it counts
▪Financially resilient firm that is easy to do business with and is both proactive and responsive to clients, employees and community needs
▪Build trusted relationships in our core markets and industries that leads us to being a “first call” from top clients and prospects
▪Employer of choice in Texas for people interested in growing their career in financial services
			Building a Technology-Enabled and Scalable Operating Model

Core Values:
1. Act with transparency, candor and discipline in all the Company does. 2. Be accountable to one another, clients, communities and stakeholders. 3. Commit to excellence every day. 4. Foster a culture of trust through collaboration, inclusion, and respect.

Annual Meeting of Stockholders

Date & Time	Location	Record Date
April 16, 2024 7:30 a.m. CDT	Texas Capital Center, 9th Floor 2000 McKinney Ave. Dallas, Texas 75201	February 20, 2024

Voting Matters
Stockholders will be asked to vote on the following matters at the Annual Meeting.
		Board Recommendation	Page Reference

Proposal One – Election of Directors The Board believes that each of the twelve director nominees has the knowledge, experience, skills and background necessary to contribute to an effective and well-functioning Board.		✓ Vote FOR each director nominee	13

Proposal Two – Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm The Audit Committee has appointed Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for 2024 and this appointment is being submitted to stockholders for ratification. The Audit Committee and the Board believe that the continued retention of Ernst & Young to serve as the independent auditor is in the best interests of the Company and its stockholders.		✓ Vote FOR	51

Proposal Three – Advisory Approval of the Company’s Executive Compensation The Company seeks a non-binding advisory vote from its stockholders to approve the 2023 compensation of the NEOs as disclosed in this Proxy Statement. The Board values the opinions of stockholders and will take into consideration the outcome of the advisory vote when considering future executive compensation decisions.		✓ Vote FOR	53
TCBI 2024|Notice of Annual Meeting and Proxy Statement 5

Proxy Summary

Governance Highlights

Board Composition (See page 13)

The Board has the appropriate diversity of thought, experience and expertise necessary to oversee the business. The Governance and Nominating Committee (the “Governance Committee”) regularly reviews the overall composition of the Board and its Committees to assess whether it reflects the appropriate mix of skills, experience, backgrounds and qualifications that are relevant to the Company’s current and future business and strategy, and to introduce fresh perspectives and broaden and diversify the views and experience represented on the Board.

Director Nominees (See page 17)
The following table provides summary information about each director nominee. Each nominee is to be elected by a plurality of the votes cast, but the Company’s governance guidelines require that each director who receives more “withhold” votes than “for” votes in the election must offer to resign.

					Committee Memberships
Nominee	Age[1]	Primary Occupation	Indepen- dent	Director Since	Audit	Compen- sation	Gover- nance	Risk
Paola M. Arbour	60	CIO, Tenet Healthcare	✓	2021			X	X
Jonathan E. BaliffÀ	60	CFO / Director, Redwire Corporation	✓	2017	X
James H. BrowningÀ	74	Former Partner, KPMG LLP	✓	2009	CH		X
Rob C. Holmes	59	CEO / President, Texas Capital Bancshares, Inc.		2021
David S. Huntley	65	Former Chief Compliance Officer, AT&T Inc.	✓	2018	X	X
Charles S. HyleÀ	73	Former Chief Risk Officer, Key Corp.	✓	2013	X			CH
Thomas E. LongÀ	67	Co-CEO / Director, Energy Transfer LP	✓	2022	X
Elysia Holt Ragusa	73	Principal, RCubetti LLC	✓	2010		X	CH
Steven P. Rosenberg	65	President, SPR Ventures, Inc.	✓	2001		X		X
Robert W. Stallings ◊	74	Chairman / CEO, Stallings Capital Group, Inc.	✓	2001				X
Dale W. Tremblay	65	Executive Chairman, C.H. Guenther & Son LLC	✓	2011		CH	X
Laura L. Whitley	62	Chief Financial Officer, Urban Strategies	✓	2023				X

À= Financial Expert	◊ = Board Chair CH = Committee Chair		[1] Age as of Proxy Mailing Date.

Board Tenure
The Board considers length of tenure when reviewing nominees to maintain an overall balance of experience, continuity and fresh perspective.

Board Independence and Leadership (See pages 13 and 25)
Each year the Board reviews and evaluates the Board’s leadership structure. The Board appointed Robert W. Stallings as its Chairman for 2023. Rob C. Holmes is the CEO and President. All of the directors, other than the CEO, are independent (11 of 12 current members).

TCBI 2024|Notice of Annual Meeting and Proxy Statement 6

Proxy Summary

Governance Highlights (cont.)

Board Profile (See page 16)
The Board identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current and future business needs. The following table indicates the number of current directors that have the noted skill or experience.

Board Diversity (See pages 16 and 24)
The Company and the Board believe diversity in the boardroom is critical to the success of the Company and its ability to create long-term value for stockholders. The diverse backgrounds and diversity of thought of the individual directors help the Board better oversee the Company’s management and operations from a variety of perspectives.
Women: 3 Directors (25%) Racial / ethnic diversity: 2 Directors (16.7%)
The Governance Committee and the Board consider diversity in a broad sense, including diversity of viewpoints, background, work experience and other demographics, such as race, age, gender identity, ethnicity, nationality, disability, sexual orientation and cultural background. The Board will continue to make diversity a priority when considering director candidates.

Stockholder Engagement and Outreach (See pages 43 and 56)
The Company routinely engages with various stakeholders, including stockholders, rating agencies, proxy advisory services, and customers on a variety of matters. This year, management contacted many of the stockholders for the purpose of formally engaging with them about their 2023 proxy vote and a variety of topics, including Board diversity and succession, executive compensation performance measures and metrics, ESG topics and Company performance. Overall, the engagement meetings were positive and constructive. See “Governance – Stockholder Engagement” and “Executive Compensation – 2023 Say on Pay and Stockholder Engagement” for more information on specific discussions and actions since the last annual meeting.

Stockholder Outreach
37%
66.7%
Contacted Holders Owning %
Met With Holders Owning %

TCBI 2024|Notice of Annual Meeting and Proxy Statement 7

Proxy Summary

Governance Highlights (cont.)

Environmental, Social and Governance (ESG) Update (See page 32 and following)
The Company established an ESG Council in 2021, which is overseen by the Governance and Nominating Committee, consisting of executive leadership and senior management, to navigate and more proactively advance ESG-related efforts.

•Focused on operating the business in a sustainable manner. The headquarters, Texas Capital Center, is located in a leased building designated as a U.S. Green Building Council Leaders in Energy and Environmental Design (“LEED”) (Gold level) facility
•Proud to support clients who excel in sustainable business practices

•The Bank has incorporated Environmental, Social and Governance considerations into a policy statement. The statement sets forth expectations that as part of the Bank’s “know your customer” program and due diligence efforts it will consider potential environmental, social or governance risk factors, including those related to the Bank’s Enhanced Due Diligence Industry list
•The Bank currently operates only 10 physical branches and will continue to focus on its branch-lite model, which is further evidenced by its investment and growth in its fully online, consumer platform, Bask Bank, offering a variety of savings products to consumers
•The Bank’s lending portfolio consists of less than 8% in the energy or carbon fuels sector

•Increased employee participation in the firm’s Employee Resource Groups (ERGs) and recruiting efforts, including campus engagement
•Continued a record of strong community involvement in 2023 through employee volunteerism (over 12,000 hours), impact lending ($341 million, which includes community development lending, small business and SBA), impact investing ($13 million) and philanthropy ($4.1 million)
•Partnered with the Texas Capital Bank Foundation to further the firm’s assistance to Texas non-profit entities
•The Bank has a diverse workforce where 42% are women and 43% self-identify as ethnically diverse

•Strong Board and corporate governance practices support overall effectiveness and enable management to manage the business and maintain integrity in the marketplace
•During 2023, senior management reached out to stockholders owning 66.7% of the common stock and, along with Board members, met with stockholders owning 37% of the shares to communicate the Company’s progress on ESG matters and to better understand how ESG fits into investment analysis and decision-making

•One other thing that shapes how the Bank and the Company think about ESG is that, as a bank, it’s already subject to some of the strictest regulation of any industry – the Bank’s information systems, internal controls, and capital allocations are just a few places it has more eyes on it than the average public company. At the end of the day, good corporate governance takes the form of policies and programs, including several internal committees the Bank implemented to ensure it protects the interests of all stakeholders
•The Company has continued development of security controls and processes through various means

Governance Practices (See pages 28 and 79)
The Board is committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens the Board and management accountability and helps build public trust in the Company. Highlights of the Company’s governance practices include:

•Annual election of directors
•Plurality voting in uncontested director elections with offer of director resignation if withheld votes exceed for votes
•Independent Board Chair
•All directors are independent, other than CEO
•Director retirement policy
•Director capacity, commitment and over boarding policy
•Directors may be removed with or without cause
•Action by written consent / right to call special meeting permitted
•No poison pill
•Executive sessions of independent directors
•Annual Board and Committee evaluations

•Strong stockholder outreach program
•Robust stock ownership guidelines for directors and executives (directors-5x; CEO-6x; other EO’s-4x)
•Prohibition on hedging and pledging
•Comprehensive recoupment policy
•Annual advisory vote on executive compensation
•Risk oversight by Board and Committees, including cyber security by the Risk Committee
•Human capital management oversight by Board and Compensation and Human Capital Committee
•ESG oversight by Governance and Nominating Committee
•Board oversight of Company issues related to corporate social responsibility, public policy, philanthropy, and community participation

TCBI 2024|Notice of Annual Meeting and Proxy Statement 8

Proxy Summary

Proxy Summary (cont.)

2023 Company Performance Snapshot (See page 59)
$171.9 Million Net Income[1]	$3.54 Diluted EPS[2]	$61.37 Book Value Per Share[3]

$3.2 Billion Stockholders’ Equity	$22.4 Billion Total Deposits	$28.4 Billion Total Assets

•Substantial investments over the past two years delivering a higher operating model – continued progress on the core components of long-term value creation
•Steadfast commitment to the long-term strategic plan transforming the Company into Texas’ flagship financial services firm
•Highlights include:
▪Strong fee revenue (non-interest income) of $161.4 million, predominantly related to Investment Banking and Trading Income, which experienced a 146% year over year increase
▪5 Consecutive quarters of positive operating leverage from Q3 2022 through Q3 2023[4]
▪Growth in book value per share[3] and tangible book value per share[5] (both up 8.7% in 2023) to a record level for the firm of $61.37 and $61.34, respectively
▪Maintenance of strong capital position (CET1 ratio[6] of 12.65% ranked 4th amongst the largest banks in the country) provide solid and financially resilient foundation, demonstrating prudent deployment of capital into best-in-class clients
•Other accomplishments:
▪Texas Capital Funds Trust launched three Exchange Traded Funds: Texas Capital Texas Equity Index ETF (NYSE Arca: TXS), Texas Capital Texas Oil Index ETF (NYSE Arca: OILT), and Texas Capital Texas Small Cap Equity Index ETF (NASDAQ: TXSS)
▪Best Regional Bank for 2023 (Bankrate); Most Trusted Bank in America (Newsweek)
▪Bask Bank (digital banking division) #1 Best Bank for Savings Accounts (U.S. News & World Report)
▪Commercial loan syndication business ranked in top 10 of U.S. Middle Market Loan Syndication Book runners for the first six months of 2023 (Refinitiv LPC)

2023 NEO Compensation (See pages 64 - 75)
	Compensation Elements	Compensation Decisions
Short- Term‡	Base Salary	•All NEOs received a base salary commensurate with their position after consideration of peer market data
Annual Incentive Bonus: Financial Goals (70%): •Return on Average Assets[7] (35%) •Efficiency Ratio[8] (35%) Management Strategic Objectives (30%)
•Maximum payout for each portion of the award is 150% of target
•Assessment of Company performance on two Financial Goals, Return on Average Assets[7] and Efficiency Ratio,[8] produced an aggregate payout of 35% of target
•Assessment of NEO performance on the individualized Management Strategic Objectives ranged from 80% to 150%, with the CEO’s aggregate incentive bonus payout set at 80% of target
•The Management Strategic Objectives were individualized for each NEO based on four key firm-wide strategic goals, and were measured against a scorecard. See “Performance Assessment Framework” below.

Long- Term‡	Performance RSUs (50% of award): Cliff vesting at the end of a 3-year performance period based on: •Three-year Average ROTCE[9] (60%) •Relative TSR to Peer Group[10] (40%)
•All NEOs received an award of performance RSUs for 2023
•Maximum payout for each portion of the award is 200% of target
•Performance metrics for the full three-year performance period established at grant
•Payout of 2021 PRSUs determined at 85.84% of target

	Time RSUs (50% of award): Ratable vesting over a 3-year vesting period, subject to continued employment	•All NEOs received an award of time RSUs for 2023

Notes: [1] Net income available to common stockholders. [2] GAAP diluted earnings per common share. [3] Stockholders’ equity excluding preferred stock divided by shares outstanding at period end. [4] Q4 2023 excludes the gain on sale and transactions costs recorded on the sale of our premium finance subsidiary. [5] Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end. [6] Common Equity Tier 1 capital divided by risk-weighted assets. [7] Net income divided by average assets. [8] Non-interest expense divided by the sum of net interest income and non-interest income. [9] Return on Tangible Common Equity, or Return on Average Tangible Common Equity (“ROTCE"), is net income available to common stockholders as a percentage of average tangible common equity. [10] Rank within Peer Group based on Relative Total Stockholder Return.

TCBI 2024|Notice of Annual Meeting and Proxy Statement 9

Proxy Statement
PROXY STATEMENT
For the Annual Meeting of Stockholders to be held on April 16, 2024
This Proxy Statement is being furnished to the stockholders of Texas Capital Bancshares, Inc., a Delaware corporation (the “Company”), on or about March 7, 2024, in connection with the solicitation of proxies by the board of directors to be voted at the 2024 annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting will be held on April 16, 2024, at 7:30 a.m. at Texas Capital Center, 9th Floor, 2000 McKinney Avenue, Dallas, Texas 75201. The Company is the parent corporation of Texas Capital Bank (“Texas Capital Bank” or the “Bank”; the Company and the Bank collectively referred to as the “firm” or the “Company,” where appropriate).

In accordance with rules and regulations adopted by the Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of the proxy materials to each stockholder, the Company is furnishing proxy materials to its stockholders on the Internet. You will not receive a printed copy of the proxy materials unless you specifically request them. The Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you as to how you may submit your proxy on the Internet.

INFORMATION ABOUT SOLICITATION AND VOTING
Record Date and Voting Securities
You are entitled to one vote for each share of common stock you own. Only those stockholders that owned shares of the Company’s common stock on February 20, 2024, the record date established by the board of directors, will be entitled to vote at the Annual Meeting. At the close of business on the record date, there were 47,437,259 shares of common stock outstanding held by 137 identified holders. Outstanding shares of the Company’s Series B Preferred Stock currently do not have voting rights.
Quorum and Voting
At least a majority of the total number of issued and outstanding shares of common stock as of the record date must be present at the Annual Meeting in person or by proxy and entitled to vote to have a quorum to transact business. If there are not sufficient shares present and entitled to vote at the Annual Meeting for a quorum or to approve any proposal, the board of directors may postpone or adjourn the Annual Meeting to permit the further solicitation of proxies.
Directors are elected by a plurality of the votes cast at the Annual Meeting. The twelve nominees receiving the highest number of votes “for” will be elected. Votes may be cast “for” or may be “withheld” with respect to any or all nominees. For purposes of the election of directors, votes that are “withheld” and broker non-votes (described below) will be counted as “present” for purposes of establishing a quorum but will not be counted as votes cast and will have no effect on the result of the vote. Stockholders may not cumulate votes in the election of directors. In accordance with the Company’s Majority Voting Policy, any nominee for election as a director receiving a greater number of “withhold” votes than votes “for” election in an uncontested election must deliver his or her resignation to the board of directors. The board of directors will determine whether to accept the resignation based upon the recommendation of the Governance and Nominating Committee and consideration of the circumstances. The Company will disclose the Board’s decision and the process by which it was reached.
The affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy at the Annual Meeting and entitled to vote on such matter is required to approve each of Proposal Two (ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm) and Proposal Three (advisory vote on 2023 executive compensation). Votes on these proposals may be cast “for,” “against” or “abstain.” An abstention will have the effect of a vote against Proposals Two and Three. Broker non-votes will have no effect on the outcome of Proposal Three and there will be no broker non-votes on Proposal Two. Abstentions, votes against and broker non-votes will be
TCBI 2024|Notice of Annual Meeting and Proxy Statement 10

Proxy Statement
counted as “present” for purposes of establishing a quorum. The results of voting on Proposal Three is advisory only and will not be binding upon the Company or its board of directors.
The Company does not currently know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, the persons designated in the enclosed proxy will vote your proxy in their discretion on such matters.
A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner submits an executed proxy to the Company but does not vote on a particular proposal because it does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If your shares are held in the name of a bank, broker or other nominee, they are not permitted to vote on your behalf on Proposals One or Three at the Annual Meeting unless you provide specific instructions to such bank, broker, or other nominee in accordance with their procedures. For your vote to be counted on Proposal One (election of directors) and Proposal Three (advisory vote on 2023 executive compensation), you must communicate your voting decisions to your bank, broker or other nominee within the time period stated in their instructions to you. Your bank, broker or other nominee will be permitted to vote on Proposal Two (ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm) without instructions from you and, as a result, there will be no broker non-votes on Proposal Two.
The individuals named as proxies will vote properly completed proxies received prior to the Annual Meeting in the way you direct. If you send in a properly completed proxy but do not specify how the proxy is to be voted, the shares represented by your proxy will be voted to elect the twelve director nominees, to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024, and to approve, on an advisory basis, the 2023 compensation of the named executive officers. If your shares are held by a bank, broker or other nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder and present it at the Annual Meeting.
If you are a stockholder of record you may revoke a proxy at any time before the proxy is exercised by:
1.delivering written notice of revocation to Texas Capital Bancshares, Inc., Attn: Corporate Secretary – Annual Meeting, 2000 McKinney Avenue, 7th Floor, Dallas, Texas 75201;
2.submitting another properly completed proxy card that is later dated;
3.voting by telephone at a subsequent time;
4.voting through the Internet at a subsequent time; or
5.voting in person at the Annual Meeting.
If your shares are held in the name of a broker, bank or other nominee, please follow the instructions that you receive from them to instruct them to revoke the voting of your shares.
Please review the proxy materials and follow the relevant instructions to vote your shares. The Company hopes you will exercise your rights and fully participate as a stockholder.
Solicitation of Proxies
It is important that you are represented by proxy or are present in person at the Annual Meeting. The Company requests that you vote your shares by following the instructions as set forth in the Notice of Internet Availability of Proxy Materials. Your proxy will be voted in accordance with the directions you provide.
The Company’s board of directors is making this solicitation and the Company will pay the costs and all expenses of this proxy solicitation. The directors, officers and employees of the Company and the Bank may also solicit proxies by telephone or in person but will not be paid additional compensation to do so. The Company engaged Alliance Advisors, LLC to assist with the solicitation of proxies for a fee of $12,500. The Company also agreed to reimburse Alliance Advisors, LLC for certain expenses and to indemnify Alliance Advisors, LLC against certain losses and expenses. The Company will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of common stock.
TCBI 2024|Notice of Annual Meeting and Proxy Statement 11

Proxy Statement
The Company is permitted to send a single Notice of Annual Meeting of Stockholders (“Notice”) and any other proxy materials it chooses to mail to stockholders who share the same last name and address, unless the stockholders have notified the Company of their desire to receive multiple copies of the Notice or proxy materials. This procedure is called “householding” and is intended to reduce printing and postage costs.
The Company will promptly deliver, upon written or oral request, a separate copy of the Notice or proxy materials to any stockholder residing at an address to which only one copy was mailed. If you would like to receive a separate copy of the Notice or other proxy materials, either now or in the future, please contact the Company in writing at the following address: Texas Capital Bancshares, Inc., Attn: Investor Relations, 2000 McKinney Avenue, 7th Floor, Dallas, Texas 75201, or via telephone at (214) 932-6600.
If you hold your shares through a bank, broker or other nominee and would like to receive additional copies of the Notice and any other proxy materials, or if multiple copies of the Notice or other proxy materials are being delivered to your address and you would like to request householding, please contact your bank, broker or nominee.
TCBI 2024|Notice of Annual Meeting and Proxy Statement 12

Governance
GOVERNANCE
The Company is committed to effective corporate governance, which promotes the long-term interests of stockholders, strengthens Board and management accountability and helps build public trust in the Company. See “Corporate Governance Highlights” for more information.
The Company’s corporate governance guidelines, Board committee charters and other materials can be accessed on the Company’s website at https://investors.texascapitalbank.com/governance-responsibility/governance-documents/default.aspx. The Company will promptly deliver free of charge, upon request, a copy of the corporate governance guidelines, Board committee charters or Code of Business Conduct, or its most recent Form 10-K or Annual Report, to any stockholder requesting a copy. Requests should be directed to the Company’s Corporate Secretary, Texas Capital Bancshares, Inc., 2000 McKinney Avenue, 7th Floor, Dallas, Texas 75201. The Company’s SEC filings, including Forms 3, 4 and 5 filed by the Company’s directors and executive officers, can be accessed on the website at https://investors.texascapitalbank.com/financials/sec-filings/default.aspx.

PROPOSAL ONE – Election of Directors
Background
Based on the recommendation of the Board’s independent Governance and Nominating Committee (“Governance Committee”), the board of directors nominated twelve directors for election at the Annual Meeting – Paola M. Arbour, Jonathan E. Baliff, James H. Browning, Rob C. Holmes, David S. Huntley, Charles S. Hyle, Thomas E. Long, Elysia Holt Ragusa, Steven P. Rosenberg, Robert W. Stallings, Dale W. Tremblay, and Laura L. Whitley, to serve a one-year term expiring at the 2025 annual meeting of stockholders, or until their successors are elected and qualified. All of the nominees have indicated their willingness to continue to serve as a director if elected. Each of the nominees have previously been elected as directors of the Company by stockholders except for Ms. Whitley, who was elected by the Board in May 2023. The Company’s management has no reason to believe that any nominee will be unable to serve.
At the Annual Meeting, you will have the opportunity to elect these twelve nominees. Unless otherwise instructed, the proxy holders will vote the proxies received by them for these twelve nominees. However, if any of the nominees is unable or declines to serve for any reason, your proxy will be voted for the election of a substitute nominee selected by the board of directors.
A substantial majority of the Board must qualify as independent under the relevant listing standards of the Nasdaq Stock Market and applicable SEC rules. The board of directors determined that each of the Company’s current directors, and each of the director nominees, other than Mr. Holmes, the Company’s Chief Executive Officer and President, qualifies as an “independent director” as defined in such standards and rules.
Directors are elected by a plurality of the votes cast at the Annual Meeting. However, in accordance with the Company’s Majority Voting Policy, any nominee for election as a director receiving a greater number of “withhold” votes than votes “for” election in an uncontested election must deliver his or her resignation to the board of directors, for consideration by the Governance Committee and the Board. See “Proxy Statement –Quorum and Voting” on page 10.
It is the Company’s policy to encourage directors and nominees for director to attend the annual meeting. Last year, 100% of the Company’s directors and nominees for director attended the annual meeting.
There is no family relationship between or among any of the executive officers or directors. There are no arrangements or understandings between any of the executive officers or directors and any other person pursuant to which any of them are elected as a director or appointed as an officer.

TCBI 2024|Notice of Annual Meeting and Proxy Statement 13

Governance

Board Composition and Refreshment	Board Refreshment

Ensuring the Board is composed of directors who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds, and effectively represent the long-term interests of the stockholders, is a principal priority of the Board and the Governance Committee. The Board and the Committee also understand the importance of Board refreshment, and strive to maintain an appropriate balance of tenure, diversity, skills and fresh perspectives on the Board. The Board believes that new perspectives and new ideas are critical to a forward-looking and strategic board, as is the ability to benefit from the valuable experience and familiarity that longer-serving directors bring.
Over the last eight years: ▪6 new directors elected ▪New Chair appointed ▪Rotation of Two Committee Chairs ▪Expanded skills and qualifications (including diversity) represented on the Board

Qualifications Required of All Directors
The Board and the Governance Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field and have the ability to devote the time and effort necessary to fulfill his or her responsibilities to the Company. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, a willingness to assume fiduciary responsibilities, an appreciation of diversity and a commitment to sustainability and to dealing responsibly with social issues. In addition, the Board conducts interviews of potential director candidates to assess integral qualities, including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.
The Board considers diversity in a broad sense, including diversity of viewpoints, background, work experience and other demographics, such as race, age, gender identity, ethnicity, nationality, disability, sexual orientation and cultural background, and professional experience and skills in evaluating candidates for Board membership and assesses the effectiveness of this policy through the Governance Committee’s annual review of director nominees. The Board believes that diversity results in a variety of points of view and, consequently, a more effective decision-making process.
Ms. Whitley joined the Board in May 2023. The Governance Committee and the full Board carefully reviewed her experience, skills and attributes, including her independence. The Governance Committee and the Board elected her to the Board in May 2023 and determined to recommend her to stockholders for re-election at the 2024 Annual Meeting. She had been recommended as a candidate by a director candidate search firm.

TCBI 2024|Notice of Annual Meeting and Proxy Statement 14

Governance
Qualifications, Attributes, Skills and Experience on the Board
The Governance Committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee the Company’s business. To that end, the Governance Committee identifies and evaluates nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgement and other qualities that the Governance Committee views as critical to effective functioning of the Board.

The Governance Committee and the Board identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current and future business needs. The following table summarizes certain characteristics of the Company and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Qualifications, Attributes, Skills and Experience	Characteristics

Financial Services Expertise	Experience in one or more of the Company’s specific financial services areas
Accounting, Financial Reporting	Experience as an accountant or auditor at an accounting firm, chief financial officer, or other relevant experience in accounting and financial reporting
Public Company Board Experience	Experience as a board member of another public company
Board Leadership Role	Experience in a leadership role on a board of directors, including Chair, Lead Director, or Committee Chair
C-Suite Experience	Experience as a CEO, CFO, COO, CIO, CRO or other senior executive of a major organization or public company
Information Technology / Cyber Security	Experience understanding information systems and technology and implications for operating businesses, including cyber security
M&A Experience	Experience with respect to banking, mergers and acquisitions, private equity, capital markets transactions, investment banking, and long-term strategic planning
Privacy / Data Security	Experience managing privacy and data security risks in a large organization
Regulatory Compliance	Experience in regulatory matters or affairs, including as part of a regulated financial services firm or other highly regulated industry
Risk Management	Experience managing risks in a large organization or risks facing large financial institutions
Sales / Marketing	Experience building or supervising sales / marketing organizations, including for new markets or products / services

TCBI 2024|Notice of Annual Meeting and Proxy Statement 15

Governance
Board Qualifications and Experience Matrix
The following chart reflects the various qualifications and experience of the twelve director nominees. Each director also contributes other important skills, expertise, experience, viewpoints, and personal attributes to the board of directors that are not reflected in the chart below.
TCBI 2024|Notice of Annual Meeting and Proxy Statement 16

Governance
Director Nominees
Information About Board Nominees
The Board has nominated the individuals listed below to be elected directors of the Company at the Annual Meeting. See “Proposal One – Election of Directors” on page 13. Each of the Company’s current directors also serves as a director of the Company’s wholly-owned bank subsidiary, Texas Capital Bank (the “Bank”). In connection with his or her election to the Company’s board of directors, these nominees will also be elected to the board of the Bank.
The following sets forth self-reported biographical information the Company has obtained from the director nominees, including each director’s age on the date of this Proxy Statement, principal occupation, employment and business experience during the last five years, current director positions with other public companies, the year in which the nominee became a director of the Company, and other information. The following also sets forth the director’s particular qualifications, experience, skills or expertise that, when considered in the aggregate, led the Governance Committee to recommend that person as a nominee to serve as a director of the Company.

Career Highlights

▪Executive Vice President and Chief Information Officer, Tenet Healthcare Corporation (since 2018), oversees the leadership and strategic direction for Tenet’s information technology (IT) systems and identifies opportunities to support that company’s expansive care network through the application of digital technology, data analytics, automation and customer experience
▪Prior to joining Tenet, she served as President, ProV International (Nov. 2017 - April 2018), and Vice President, ServiceNow (July 2016 - Sept. 2017)
▪Earlier in her career, Arbour served as vice president of service delivery at Dell Services, where she was responsible for global service delivery and customer experience; and served as Vice President in services across Europe and the United States for EDS

Paola M. Arbour	Committee Membership(s) ▪Governance and Nominating ▪Risk
EVP and Chief Information Officer, Tenet Healthcare Corp.	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2021	▪More than 35 years of experience leading and transforming IT organizations ▪Executive management experience ▪IT and customer experience expertise	▪Advisory board member, Dallas CIO Leadership Association ▪Board member, the Technology Business Management Council ▪Member, Evanta CIO Community for Gartner
Independent
Age 60

	Other Current Public Directorships ▪None	Public Directorships in the Past Five Years ▪None

TCBI 2024|Notice of Annual Meeting and Proxy Statement 17

Governance

Career Highlights

▪Chief Financial Officer, Director (since 2021), and member Nominating and Corporate Governance Committee, Redwire Corporation a/k/a Redwire Space (NYSE:RDW)
▪Operating Partner, Genesis Park, a private investment company
▪Former President, Chief Financial Officer, and Director, Genesis Park Acquisition Corp. (NYSE:GNPK), a special purpose acquisition company (SPAC) (from 2020 until its merger with Redwire Corporation in 2021)
▪Former CEO, President and Director (2014 - 2019), and Senior Vice President and Chief Financial Officer (2010 - 2014), Bristow Group Inc. (NYSE:VTOL), an industrial aviation solutions provider offering helicopter transportation, search and rescue, and aircraft support services.[1] Mr. Baliff ceased serving as an executive officer of Bristow in February 2019
▪Executive Vice President - Strategy (2008 - 2010), NRG Energy; and Managing Director (1997 - 2008), Global Energy Group, Credit Suisse

Jonathan E. Baliff	Committee Membership(s) ▪Audit
Chief Financial Officer and Director, Redwire Corporation; Former U.S. Air Force Veteran	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2017
▪Extensive financial / leadership experience in executive and director roles with public companies
▪Focus on corporate strategy, coupled with banking experience earlier in his career
▪SEC “Financial Expert”

▪U.S. Air Force (1985 until retirement in 1993 with the rank of Captain) ▪Board Member, Alley Theatre ▪Board of Advisors, Georgetown Graduate Schools of Foreign Service
Independent
Age 60

	Other Current Public Directorships ▪Redwire Corporation	Public Directorships in the Past Five Years ▪Genesis Park Acquisition Corp. ▪Bristow Group Inc.

1 The 2014 global oil price collapse and ensuing turmoil in offshore transportation services resulted in several businesses in the industry filing for bankruptcy, including Bristow Group Inc. (“Bristow”), which filed for Chapter 11 bankruptcy protection in May 2019. Bristow was the world’s largest commercial helicopter and industrial aviation company serving the energy and government sectors. Despite the 2014 global oil price collapse, Bristow continued to recognize revenue growth while Bristow’s peer group’s revenues fell by an average of ~10% annually with most competitors filing for bankruptcy over the same period.
TCBI 2024|Notice of Annual Meeting and Proxy Statement 18

Governance

Career Highlights

▪Former Partner (1980 - 2009), KPMG LLP, an international audit, tax and advisory services firm, after more than 38 years with the firm
▪Former Chairman of the Board, director and member, Audit Committee (from 2012 until acquired by Viasat Inc. in 2021), RigNet Inc., a global technology company providing customized communications services, applications, real-time machine learning and cybersecurity solutions to enhance customer decision-making and business performance
▪Director (since 2016), and Chair, Audit Committee, Herc Holdings Inc., a full-service equipment rental company (NYSE: HRI)

James H. Browning	Committee Membership(s) ▪Audit (chair) ▪Governance and Nominating
Former Partner, KPMG	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2009	▪More than 38 years in public accounting ▪Expertise in financial / accounting / SEC matters ▪Vast experience dealing with public company boards ▪SEC “Financial Expert”	▪Member, AICPA ▪Member, NACD
Independent
Age 74

	Other Current Public Directorships ▪Herc Holdings Inc.	Public Directorships in the Past Five Years ▪RigNet, Inc.

Career Highlights

▪Chief Executive Officer, President and director (since Jan. 2021), Texas Capital Bancshares, Inc. (NASDAQ: TCBI); CEO and President, Texas Capital Bank (since Jan. 2021)
▪Former senior executive, JPMorgan Chase & Co. and predecessor firms (1989 - 2020), including as Global Head of Corporate Client Banking and Specialized Industries (2011 - 2020), co-head of JPMorgan’s North American Retail Industries Investment Banking practice (2005 - 2011), head of Investment Banking for the southern region of the U.S. (2010 - 2011), and had shared oversight of the Commercial Banking Credit Markets business, which provided Asset Based Lending and other credit solutions (2016 - 2020)

Rob C. Holmes	Committee Membership(s) ▪None
Chief Executive Officer, President and Director, Texas Capital Bancshares, Inc.	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2021	▪Extensive knowledge of all aspects of the Company’s business ▪More than 30 years of experience and leadership in the banking industry	▪Advisory Board, University of Texas at Austin McCombs School of Business ▪Board Member, Baylor Health Care System Foundation ▪Member, University of Texas at Austin Development Board ▪Salesmanship Club
Non-Independent
Age 59

	Other Current Public Directorships ▪Dillard’s, Inc.	Public Directorships in the Past Five Years ▪None

TCBI 2024|Notice of Annual Meeting and Proxy Statement 19

Governance

Career Highlights

▪Former Senior Executive Vice President and Chief Compliance Officer (2014 - 2023), AT&T Inc. and subsidiaries, a global leader in telecommunications, media and technology, responsible for developing privacy policies, legal and regulatory compliance, and ensuring adherence to internal compliance requirements, and protecting company assets
▪Former Senior Vice President and Assistant General Counsel, AT&T Services (2012 - 2014)
▪Former Senior Vice President and General Counsel, AT&T Advertising Solutions and AT&T Interactive (2010 - 2012)

David S. Huntley	Committee Membership(s) ▪Audit ▪Compensation and Human Capital
Former SVP and Chief Compliance Officer, AT&T Inc.	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2018	▪More than 27-year career with AT&T Inc. and subsidiaries ▪Compliance and legal expertise ▪Experience developing and implementing policies to safeguard the privacy of customer and employee information
▪Director, AT LAST!, the Baylor Health Care System Foundation, the Dallas Citizens Council, and the National Urban League
▪Trustee, Southern Methodist University; Public Trustee, Dallas Medical Resources
▪Executive Committee, Texas Business Hall of Fame

Independent
Age 65

	Other Current Public Directorships ▪None	Public Directorships in the Past Five Years ▪None

Career Highlights

▪Retired Senior Executive Vice President and Chief Risk Officer (from 2004 until his retirement in 2012), Key Corp. and Key Bank (holding company and regional bank based in Cleveland, Ohio)
▪Former executive (1980 - 2003), Barclays Capital, working in the U.S. and London, most recently as Managing Director and Global Head of Credit Portfolio Management – London
▪Former banker (1972-1980), JP Morgan

Charles S. Hyle	Committee Membership(s) ▪Risk (chair) ▪Audit
Former Chief Risk Officer, Key Corp.	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2013	▪Broad financial services experience ▪Managing bank credit and operational risk ▪SEC “Financial Expert”	▪An active impact investor in several startup social enterprises focused on educational technology through Learn Launch + Accelerator in Boston
Independent
Age 73
	Other Current Public Directorships ▪None	Public Directorships in the Past Five Years ▪None

TCBI 2024|Notice of Annual Meeting and Proxy Statement 20

Governance

Career Highlights

▪Co-Chief Executive Officer (since 2021) and director (since 2019), Energy Transfer LP and its general partner, LE GP, LLC. Formerly Energy Transfer Group's Chief Financial Officer (CFO) (2016 - 2020)
▪Chairman of the Board (since 2021) and director (since 2018), USA Compression GP, LLC
▪CFO and director, Penn Tex Midstream GP, LLC (2016 - 2017)
▪Executive Vice President and CFO, Regency GP LLC (2010 - 2015)
▪Vice President and CFO, Matrix Service Company (2008 - 2010), and DCP Midstream Partners, LP (2005 - 2008)
▪Various executive / financial positions with Duke Energy Corp. (1998-2005)

Thomas E. Long	Committee Membership(s) ▪Audit
Co-CEO and Director, Energy Transfer LP	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2022	▪Extensive financial / leadership experience serving in roles with public companies ▪Focus on corporate finance, coupled with energy-related experience ▪SEC “Financial Expert”	▪Member, Financial Executives International
Independent
Age 67

	Other Current Public Directorships ▪Energy Transfer LP ▪LE GP, LLC	Public Directorships in the Past Five Years ▪Director of the general partner of Sunoco LP (2016-2021)

Career Highlights

▪Principal (since 2018), RCubetti LLC, a business operations, investment and sales advisory firm
▪Retired International Director, Jones Lang LaSalle Incorporated (2008 - 2017), a commercial real estate services company
▪Former President and Chief Operating Officer, The Staubach Company (from 2001 until its merger with Jones Lang LaSalle in 2008)
▪Former director (2007 - 2018), Lead Director, member, Compensation Committee, and Chair, Nominating and Corporate Governance Committee, Fossil Group, Inc.

Elysia Holt Ragusa	Committee Membership(s) ▪Governance and Nominating (chair) ▪Compensation and Human Capital
Principal, RCubetti LLC	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2010	▪C-Suite and public company board experience ▪Commercial real estate expertise ▪Leadership training experience ▪Change management expertise ▪M&A expertise	▪Board of Directors, The Contemporary Austin ▪Advisory Board, University of Texas McCombs School of Business ▪United Way of Dallas Allocation Chair
Independent
Age 73

	Other Current Public Directorships ▪None	Public Directorships in the Past Five Years ▪Fossil Group, Inc.

TCBI 2024|Notice of Annual Meeting and Proxy Statement 21

Governance

Career Highlights

▪President (since 1997), SPR Ventures, Inc., a private investment company
▪Former owner, CEO and President (from 2006 until its sale in 2018), SPR Packaging LLC, a manufacturer of flexible packaging for the industrial and consumer industry
▪Former President (1992 - 1997), Arrow Industries, now a subsidiary of ConAgra, Inc.
▪Director (since 2008), Chair, Nominating and Corporate Governance Committee, and member, Audit Committee, Cinemark Holdings, Inc., a leader in the motion picture exhibition industry with theatres and screens in the U.S. and Latin America
▪Former director (2006 - 2014), PRGX Global, Inc. (f/k/a PRG-Schultz International Inc.), a supplier of specialized data auditing services; and former director (1996 - 2004), Reddy Ice Group Inc. (f/k/a Packaged Ice Inc.), with various board committee assignments

Steven P. Rosenberg	Committee Membership(s) ▪Compensation and Human Capital ▪Risk
President, SPR Ventures, Inc.	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2001
▪Corporate leadership and private entrepreneurial investment experience
▪Public company boards / management experience
▪Experience in accounting and financial management
▪M&A expertise
▪Sales and marketing experience

▪Member, Executive Board and Treasurer, Dallas Holocaust and Human Rights Museum
▪Trustee and Past President, AkibaYavneh Academy
▪Treasurer and Endowment Chair, American Friends of Bar Ilan University, Israel
▪Member, National Council, AIPAC

Independent
Age 65

	Other Current Public Directorships ▪Cinemark Holdings, Inc.	Public Directorships in the Past Five Years ▪None

Career Highlights

▪Chairman of the board of directors and Chief Executive Officer (since March 2001), Stallings Capital Group, Inc., an investment company
▪Retired Executive Chairman of the Board (from August 2001 to April 2021, when GAINSCO was acquired by State Farm), GAINSCO, Inc., a property and casualty insurance company
▪Former CEO of an asset management company as well as a savings bank
▪Former director (trust manager) (2002 - 2007), Crescent Real Estate Equities Company and the Federal Home Loan Bank of Dallas

Robert W. Stallings	Committee Membership(s) ▪Risk
Chairman of the Board, Texas Capital Bancshares, Inc. Chairman & CEO, Stallings Capital Group, Inc.	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2001	▪Banking, financial services and insurance expertise ▪Private entrepreneurial investment experience ▪Public company board experience	▪Chairman & Founder, The Stallings Foundation
Independent
Age 74

	Other Current Public Directorships ▪None	Public Directorships in the Past Five Years ▪None
TCBI 2024|Notice of Annual Meeting and Proxy Statement 22

Governance

Career Highlights

▪Executive Chairman (former President / CEO, since 2001), C.H. Guenther & Son LLC (dba Pioneer Flour Mills), a food manufacturer of high-quality products and one of the oldest privately held companies in the U.S.
▪Prior to joining C.H. Guenther, senior officer, The Quaker Oats Company, responsible for all Worldwide Food Service Businesses
▪Former director (2005 - 2019), member, Audit Committee, and Chair, Compensation Committee, Clear Channel Outdoor Holdings, Inc., a large, public advertising company
▪Director, Monogram Foods, a privately-owned major co-packer and private label provider for strategic partners throughout the nation; former director, Nature Sweet Ltd., a privately-owned agricultural and distribution company

Dale W. Tremblay	Committee Membership(s) ▪Compensation and Human Capital (chair) ▪Governance and Nominating
Executive Chairman, C.H. Guenther & Son LLC	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2011	▪Public / private company management leadership experience ▪M&A and private equity experience ▪Sales & marketing experience ▪Public company board experience
▪Director, Haven for Hope
▪Director, San Antonio Opera
▪Vice Chair, Pritzker Advisory Board
▪Former Founding Board Member, Texas Can Academy - San Antonio
▪Former Consumer Advisory Committee Member, Federal Reserve Bank of Dallas

Independent
Age 64

	Other Current Public Directorships ▪None	Public Directorships in the Past Five Years ▪Clear Channel Outdoor Holdings, Inc.

Career Highlights
▪Chief Financial Officer (since Oct. 2021), Urban Strategies, a Washington, D.C.-based privately-held company connecting community- and faith-based organizations to resources to help children and families reach their full potential, one of the largest Early Head Start government contractors providing educational services for low-income families
▪Former Executive Vice President, Bank of America for nearly 35 years in a variety of increasingly responsible capacities, including Head of Global Commercial Banking, President of Middle Market Banking, Business Banking, Credit & Treasury Management and Banc of America Business Capital. She also led Bank of America’s Private Bank Central Region and Consumer Banking Services businesses, and she was a member of the firm’s Operating Committee

Laura L. Whitley	Committee Membership(s) ▪Risk
Chief Financial Officer, Urban Strategies	Specific Qualifications, Experience, Skills and Expertise	Select Professional and Community Contributions
Director since 2023
▪Extensive knowledge of all aspects of banking with nearly 35 years’ experience & leadership in the industry
▪Financial expert with experience in accounting, financial management & regulatory reporting
▪Executive management expertise

▪Director and Chair, Audit Committee, World Vision U.S. ▪Founding member, AT&T Performing Arts Center Board of Directors ▪Founding Chairwoman, United Way of Dallas Women of Tocqueville
Independent
Age 62

	Other Current Public Directorships ▪None	Public Directorships in the Past Five Years ▪None
TCBI 2024|Notice of Annual Meeting and Proxy Statement 23

Governance
Board Diversity
The Company believes it is important that its board of directors is composed of individuals reflecting the diversity represented by its employees, customers, and its communities. In recent years, the Governance Committee took this priority to heart in its nominations process, and the diversity of the Board has broadened. With the addition of Paola Arbour in 2021 and Laura Whitley in 2023, the Company continued to expand the diversity of its Board. Provided below is enhanced disclosure regarding the diversity of the Board.

Board Diversity Matrix (As of March 7, 2024)*
Board Size:
Total Number of Directors			12
				Did Not Disclose Gender
	Female	Male	Non-Binary

Part I: Gender Identity
Directors[1]	3	9	–	–
Part II: Demographic Background[2]
African American or Black	–	1	–	–
Alaskan Native or Native American	1	–	–	–
Asian	–	–	–	–
Hispanic or Latinx	–	–	–	–
Native Hawaiian or Pacific Islander	–	–	–	–
White (not of Hispanic or Latinx origin)	2	8	–	–
Two or More Races or Ethnicities	–	–	–	–

LGBTQ+[3]			–
Demographic Background Undisclosed			–

* The Board Diversity Matrix as of the prior year appears in the Company’s 2023 Notice of Annual Meeting and Proxy Statement, available on the Company’s website at https://investors.texascapitalbank.com/financials/sec-filings/default.aspx.
[1] Number of directors based on gender identity.
[2] Number of directors who identify in any of these categories.
[3] Number of directors who self-identify in any of these categories.

The Governance Committee considers diversity in a broad sense, including diversity of viewpoints, background, work experience and other demographics, such as race, age, gender identity, ethnicity, nationality, disability, sexual orientation and cultural background.

TCBI 2024|Notice of Annual Meeting and Proxy Statement 24

Governance
BOARD AND COMMITTEE MATTERS
Board of Directors
The board of directors oversees the business affairs of the Company. The board of directors meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring approval by the board of directors. Special meetings of the board of directors are held as required from time to time when important matters arise that require action between scheduled meetings. The board of directors held six regularly scheduled meetings during 2023. Each of the Company’s directors participated in at least 75% of the meetings of the board of directors and the committees of the board of directors on which the director served during 2023.
Board Leadership Structure
The Board’s leadership structure is designed to promote Board effectiveness and to appropriately allocate authority and responsibility between the Board and management. The Board believes it is important to retain flexibility to determine its leadership structure based on the particular composition of the Board, the individual serving as Chief Executive Officer, and the needs and opportunities of the Company and the Board as they change over time. Currently, the CEO and chairman positions are separated. Robert W. Stallings acts as the non-executive Chair, and Rob C. Holmes serves as the Chief Executive Officer. The Board evaluates the Board leadership structure annually for possible change. The members of the Company’s board of directors also serve as directors of the Bank to provide effective oversight of the Bank.

A significant portion of the Board’s oversight responsibilities is carried out through its four independent, principal standing committees: Audit Committee, Risk Committee, Governance and Nominating Committee, and Compensation and Human Capital Committee. Allocating responsibilities among committees allows more in-depth attention devoted to the Board’s oversight of the business and affairs of the Company. See “Risk Oversight” below for more information. Committees meet regularly in conjunction with scheduled Board meetings and hold additional meetings as needed. Each committee reviews reports from senior management and reports its actions to, and discusses its recommendations with, the full Board.

All committee chairs are appointed at least annually by the Board. Committee chairs are responsible for:
•Calling meetings of their committees
•Approving agendas for their committee meetings
•Presiding at meetings of their committees
•Serving as a liaison between committee members and the Board, and between committee members and senior management, including the CEO
•Working directly with the senior management responsible for committee mandates
Board members have direct access to management and regularly receive information from and engage with management during and outside of formal Board meetings. In addition, the Board and each committee has the authority and resources to seek legal or other expert advice from sources independent of management.
Board Evaluation
The Board and the Board committees regularly evaluate their own effectiveness throughout the year. The evaluation is a multifaceted process that includes an annual formal self-evaluation process developed and administered under the direction of the Governance Committee, periodic one-on-one discussions between each director and the Board Chair, individual director input on agenda topics for Board and committee meetings and strategic planning sessions, executive sessions held in Board and committee meetings without management present, and periodic input to the CEO and senior management on enhancements to Board and committee effectiveness.
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Process
Determine focus areas, scope, and format. The formal self-evaluation has historically been in the form of written questionnaires administered by Board members or management. Each year, the Governance Committee discusses and considers the appropriate approach, including areas of focus, scope and format, and approves the selected evaluation process. In 2023, the Governance Committee determined to use a new format under which each director would meet with the Governance Committee Chair and the Board Chair in combination with questionnaires sent to each Committee Chair to use and aide in discussion with committee members.
Conduct evaluation. Members of the Board and each Board committee participate in the formal evaluation process, responding to questions designed to elicit information to be used in improving Board and committee effectiveness.
Review feedback in executive sessions. Director feedback solicited from the formal self-evaluation process is discussed during Board and committee executive sessions and, where appropriate, addressed with management.
Respond to director input. In response to feedback from the multifaceted evaluation process, the Board and committees work with management to take concrete steps to improve policies, processes, and procedures to further Board and committee effectiveness.
One-on-one discussions with Board Chair and Committee Chairs. In addition to the formal annual Board and committee evaluation process, the independent Board Chair and all Committee Chairs speak with each independent Board member regularly, at least quarterly, and receive input regarding Board and committee practices and management oversight. Throughout the year, directors also have the opportunity to provide input directly to committee chairs or to management.

The Board and the Board committees are continuously evaluated for their own effectiveness throughout the year.

Formal self-evaluation
The Board believes that there are five areas where the Board should focus: board and committee composition; board culture; board and committee focus; board process; and information and resources.
Composition. Through the self-evaluation process, the Board identifies qualities, relevant skills, and experiences of potential director candidates that are consistent with the Company’s current strategy, that allow the Board to effectively perform its risk oversight responsibilities, and that would add to the Board’s diversity. The Board also assesses its overall director recruitment and succession planning processes and committee composition.
Board culture. The Board considers its role in setting the standard for the Company’s culture and values by forging a collegial and collaborative dynamic that values independent judgment and emphasizes accountability. As part of this review, directors evaluate how they interact among themselves and with management, including the importance of challenging and holding management accountable. This past year, the self-evaluation included a focus on enhancing Board skills, engagement and refreshment as the Company continues to grow and mature its platform, product and service offerings and execute on its strategy.
Focus. The Board and the Board committees consider their effectiveness in performing key oversight responsibilities in a number of areas, including: strategy; risk; environmental and social sustainability; and management talent and succession planning. They continuously evaluate the sufficiency of information received and the time spent in these areas. They regularly reassess their oversight focus by engaging in dialogue with management, soliciting feedback from stockholders and other stakeholders, and receiving third-party perspectives on the competitive environment, opportunities for growth, macroeconomic trends, and geopolitics.
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Process. As part of the formal self-evaluation process, directors review overall Board and committee structure, the allocation of meeting time, cadence of meetings, efficiency and other meeting processes. In addition, outside of the formal self-evaluation process, each of the directors also meets with management and with the Board Chair through a combination of executive sessions, smaller group sessions, and one-on-one meetings. Directors are focused on Board and committee meeting structure so as to allow ample time for discussion, debate, and in-depth review of key topics and trends, and to facilitate focus on strategic topics.
Information and resources. Through the self-evaluation process, the Board and committees evaluate the quality of meeting materials and presentations and the overall amount and type of information, education, and training opportunities they receive both from management and outside advisors and experts. The directors continue to highlight the need for clear, comprehensive, and concise information to effectively support their oversight responsibilities, including understandable and targeted materials that identify key issues.
The Governance Committee considered industry trends, practices of peers, feedback from stockholders, and regulatory developments in creating the formal 2023 self-evaluation. The formal 2023 self-evaluation solicited directors’ views on topics in each of the five key areas of board effectiveness, including topics covering the Company’s current operating environment, input from stockholders learned during engagement discussions, and areas of opportunity. As part of its ongoing review of Board and committee composition, the Governance Committee also continued to seek input on the Board’s director succession planning process, including Board and committee leadership succession planning. Results are shared with management, as appropriate, to assist the Board and committees in making enhancements to address opportunities identified.

Enhancements made in response to formal Board self-evaluations
In response to feedback solicited from the Board and committees in 2023, the Company continues to:
•Adapt meeting structure and cadence to enhance the Board’s ability to perform its oversight responsibilities and to promote Board engagement, including through a mix of in-person and virtual meetings, and by providing ample time during Board and committee meetings for discussion, debate, in-depth reviews, and executive sessions
•Prepare meeting materials that are tailored and allow for an understanding of key issues, while maintaining completeness, and providing timely updates, as needed
•Enhance presentations for Board and committee meetings so that they complement and add insight beyond written meeting materials, while leaving ample time for question and answer sessions and other discussion
•Provide more opportunities for the Board to interact with employees throughout the organization, both formally and informally, as the operating environment normalizes, and for one-on-one and smaller group discussions between directors and management on critical issues
•Support directors’ discussion and decision-making on Board leadership succession planning and committee membership, including a focus on future needs
•Enhance discussion about areas of emerging risk at Board and Risk Committee meetings, including in-depth reviews of key topics including cyber security risk, climate risk, operational resilience, and risks arising from the economic environment
•Provide additional information on topics identified by directors as desired areas of increased focus for the development of board strategic planning sessions, including information related to technology and operations, the regulatory landscape and the economic outlook
•Present deep dives on environmental and human capital management-related topics at the Board and committee level, including regular updates on implementation of the company’s sustainability initiatives and climate activities
•Enhance information provided to support the Board’s management talent and succession planning responsibilities, including information on how specific performance goals factor into executive management’s performance evaluations
•Provide educational opportunities during regularly scheduled meetings, with an emphasis on topics requested by directors and current events and trends
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•Provide third-party perspectives on the Company, peers, the industry, and the economy, and on stockholder and stakeholder feedback in Board and committee materials and presentations and through additional resources

Board and Corporate Governance: Strong Governance Practices
The board of directors is committed to providing sound governance for the Company. The board of directors adopted Corporate Governance Guidelines (the “Guidelines”) and charters for each committee of the board of directors to provide a flexible framework of policies relating to the governance of the Company. These documents are available in the “Governance Documents” section of the Company’s website at https://investors.texascapitalbank.com/governance-responsibility/governance-documents/default.aspx.

The Company’s sound governance practices include:
•Annual election of all directors
•Plurality voting for directors in uncontested elections with a required offer of resignation by any director who receives more “withhold” votes than “for” votes in the election
•Independent Chair
•All directors are independent, other than CEO; 100% principle standing committee member independence
•Director retirement policy
•Director capacity, commitment and over boarding policy
•Directors may be removed with or without cause
•Action by written consent / stockholder right to call special meeting permitted
•Executive sessions of independent directors at each regular Board meeting
•Annual Board and Committee evaluations
•Strong investor outreach program, including participation by the Chair and other Directors
•Accountability to maintain stock ownership per director and executive guidelines
•Prohibition on hedging and pledging
•Comprehensive recoupment policy
•Ongoing director education
•Ongoing consideration of Board composition and refreshment, including diversity in director succession
•Strong director attendance: each director then in office attended the 2023 annual meeting and 75% or more of total meetings of the Board and committees on which he or she served during 2023
•Board oversight of corporate responsibility and ESG matters
•Board and Compensation and Human Capital Committee oversight of human capital management matters
•Direct Board access to management and access to independent advisors
•No poison pill
Among the policies addressed in the Guidelines are the following:
•Retirement policy. A director who reaches the age of 75 at or before the time of his or her election will not be eligible for re-election to the board of directors, subject to waiver of this requirement on an annual basis by unanimous vote of the remaining members of the board.
•Board leadership structure. Currently led by an independent Chair.
•Limits on other board service. No director may serve on more than four public company boards (including the Company’s board of directors), but the Chair may only serve on a maximum of two
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other public company boards. The Company’s CEO and other executive officers may serve on only one other public company board.
•Review of significant responsibility changes. Any director who retires from his or her principal employment, or whose principal occupation or business association changes substantially, must tender a letter of resignation to the board of directors. The board of directors will determine whether to accept the resignation based on the recommendation of the Governance Committee after its review of the circumstances.
•Annual meeting attendance. The board of directors expects all of its members to attend the Company’s annual meetings of stockholders. Of the twelve directors then serving on the Board, all of the directors were in attendance at the 2023 Annual Meeting.
•Director compensation. Director compensation includes a substantial equity component representing approximately half of each director’s annual compensation to align director interests with the long-term interests of stockholders. See “Director Compensation”.
•Director stock ownership. The board of directors established stock ownership guidelines for directors to further align their interests with the long-term interests of stockholders. Directors are expected to own common stock having a value of at least five times the cash portion of the annual retainer paid to outside directors, and may not dispose of any shares of the Company’s common stock unless they own, and will continue to own, common stock with a value at or above that level.
•Executive pay governance and stock ownership. As discussed in more detail below at “Executive Compensation – Compensation Discussion and Analysis”, the Guidelines include policies addressing:
◦Executive stock ownership
◦No excise tax gross-ups with respect to executive compensation received upon a change in control
◦No “single trigger” payment or acceleration of benefits upon a change in control
◦Recoupment or “Clawback” of incentive compensation upon a restatement of the Company’s financial statements
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Risk Oversight
The board of directors is responsible for oversight of management and the business affairs of the Company, including the management of risk. The board of directors oversees an enterprise-wide approach to risk management, intended to support the achievement of strategic objectives to optimize the organizational performance and enhance stockholder value while operating within the Company’s risk appetite statement. Although the board of directors has the ultimate oversight responsibility for the risk management process, the Board has generally delegated the responsibility of risk oversight activities to the Board’s Risk Committee. Certain other Board-level committees are delegated oversight of specific aspects of risk management. For example, human capital and incentive compensation risk is overseen by the Compensation and Human Capital Committee of the Board. Risk in ESG matters is overseen by the Governance and Nominating Committee. Although the Risk Committee has oversight of each risk category, including information technology and cyber security, the Audit Committee of the Board has primary reporting and oversight of certain programs and operating activities that have key risk management roles or attributes, including financial reporting, internal audit, external audit and most aspects of the compliance management program.

The following graph shows the Board’s allocation of key risk topics to the various Board committees.

Board of Directors

Risk Committee	Audit Committee

•Oversight of the Company’s management of credit, liquidity, strategic, reputational, market, interest rate, operational (including information technology and cyber security), compliance, financial, and capital adequacy (“enterprise”) risks
•Annual review and approval of the Company’s risk management framework and review and recommendation to the board of directors of the Company’s risk appetite statement
•Oversees the activities of the Company’s Executive Risk Committee, which is chaired by the Company’s Chief Risk Officer, who has a direct reporting relationship to the Risk Committee
•Review and monitoring of regulatory results
•Confirms that the Company’s lending activities are within the context of the Company’s risk framework
•Communicate with the other Board committees to assure the integrated oversight of the full range of enterprise risks

•Oversight of major financial risk exposures
•Monitors the Company’s financial reporting risk, including the allowance for credit losses, and regulatory compliance risk
•Oversight of Trust Department
•Review significant risk trends identified by internal audit

Compensation and Human Capital Committee

•Review and oversight of compensation plan risk assessments •Oversight of risk related to human capital management, including talent management, executive succession planning and DEI

Governance and Nominating Committee

•Oversight of risk in ESG matters •Oversight of risks related to corporate governance practice and procedure

To embed risk management into the front-line processes while maintaining a strong system of oversight, the enterprise risk management (“ERM”) Framework establishes a “Three Lines of Defense” model for risk governance. The Three Lines of Defense clarifies the roles and responsibilities of the Lines of Business (“LOBs”) (first line of defense), Independent Risk Management (second line of defense), and Internal Audit (third line of defense) relative to the management of risk, as well as provides a framework that supports the integrity of information escalated to the risk governance committees and to the Board. The three lines are
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balanced in importance and stature and must all operate effectively across the organization to enable strong risk management.

The ERM principles and related components detailed within the accompanying chart represent a summary of the Company’s overall ERM Framework.
To provide clarity on the role of certain parties relative to the three lines of defense, all departments / functions have been mapped to each line of defense. There are instances and functions that transcend the three lines of defense that have responsibilities inclusive of those in the first and second lines of defense but other than risk-taking activities. Furthermore, a formal organizational structure is in place which outlines the chain of command/line of authority within each business area.

Management established an internal Executive Risk Committee (“ERC”), reporting to the Board's Risk Committee, chaired by the Company’s Chief Risk Officer (Mr. Storms), and comprised of executives responsible for all major categories of risk to provide management oversight and guidance related to the Company’s enterprise risk management, including the CEO and CFO. The ERC updates the Company’s risk appetite statement and enterprise risk management policy on an annual basis and establishes various risk tolerances focused on quantitative and qualitative key risk indicators, which are ultimately approved by the board of directors.

In addition, the Bank conducts a Capital Stress Test exercise to assess the capital adequacy in a stressed economic environment while ensuring alignment with the Board’s Risk Appetite. The Capital Stress Test Framework is part of the overall capital planning and management process. Management’s Capital Management Committee (“CMC”) is responsible for the governance, oversight, decision-making and approval for the annual capital stress test exercise. The CMC is designed to escalate matters, as necessary, to the Asset/Liability Committee (“ALCO”) and then to the Executive Risk Committee.

Controls are incorporated into the process, establishing principles and policies to ensure that the capital stress test exercise is governed and consistent with various stakeholder expectations. The capital adequacy assessment will underpin which capital actions can be carried out after the review of the capital stress test results and the appropriate approvals.
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Board’s Role in Human Capital Management and Talent Development
The Board believes that human capital management and talent development are vital to the Company’s continued success. They are integral elements of the Company’s strategic framework and the Company strives to create a diverse and inclusive workplace with meaningful opportunities that will attract and retain the best and brightest in a historically competitive talent landscape.

The Board’s involvement in leadership development and succession planning is systematic and ongoing, and the Board provides input on important decisions in each of these areas. The Board has primary responsibility for succession planning for the CEO and oversight of other executive officer positions. The Governance and Nominating Committee oversees the development of the process and protocols regarding succession plans for the CEO, and annually reviews these protocols. To assist the Board, the CEO annually provides the Board with an assessment of senior managers and their potential to succeed to the position of CEO, developed in consultation with the Chairman and the Chair of the Governance and Nominating Committee. The Board meets regularly with high-potential executives, both in small group and one-on-one settings. During 2021, the Board oversaw the appointment of a new CEO and appointments of several direct reports of the CEO, including four female executives, one of which is racially/ethnically diverse, demonstrating the firm’s focus on building a highly skilled and diverse executive team that brings a broad array of opinions and perspectives that are reflective of the business. During 2022, the Board oversaw the appointment of key leadership, including Mr. Cummings, as chief administrative officer. The Board oversaw the reorganization of the senior leadership team in 2023 to drive greater efficiency, and to enhance employee engagement and superior client outcomes. In addition, the Board reviewed and discussed the talent planning process with management as well as the succession plan for the entire operating committee.

With respect to the broader organization, the Board is actively engaged in the oversight of the corporate culture and is continuously focused on developing a culture that is aligned with the Company’s long-term strategy. This includes reinforcing a set of behaviors throughout the Company that management thinks are critical to empower performance, including voicing opinions fearlessly, raising the bar on talent and diversity and acting with integrity. In addition, the Board and its applicable Committees regularly engage with employees at all levels of the organization to provide oversight on a broad range of other human capital management topics, including talent attraction and retention, diversity, equity and inclusion, health and safety, training and development and compensation and benefits. Employee feedback is considered in designing and evaluating employee programs and benefits and in monitoring current practices for potential areas of improvement. See “Governance – Environmental, Social and Governance (ESG) Highlights” above.

Environmental, Social and Governance (ESG) Highlights
Overview
The Company’s vision is, “To be the flagship financial services firm headquartered in Texas serving the best clients in our markets.” In order to make that happen, the firm needs to ensure it has the appropriate level of focus in the management of its environmental, social and governance (“ESG”) practices. The firm takes a comprehensive approach to corporate social responsibility that includes investing in its communities, creating a culture of strong corporate governance, attracting and retaining the best talent, and continuing focus on sustainable business practices. The Company believes that this approach enables it to more effectively serve its stockholders, clients, communities, and colleagues.

While the ESG programs continue to evolve, the firm is currently focusing on creating value through the following prioritized areas: governance, sustainable finance, diversity, equity and inclusion (“DEI”), engaging and empowering employees, philanthropy, employee giving and volunteerism, and investment in affordable housing and taking a proactive approach to cyber security to protect Bank employees and customers. The firm continues to assess its ESG strategy by listening and advocating for issues that matter most to its various stakeholders.

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The Company launched the ESG Council in 2021, led by the Chief Legal Officer, which is responsible for oversight and proactively advancing ESG efforts, including involvement of key internal executives and integration with the Bank’s strategy. During 2022, the firm enhanced the ESG Council by solidifying the monthly cadence of meetings, expanded the Council by adding additional executives to ensure all stakeholders are engaged to enhance the comprehensive approach, developed an ESG Roadmap with measurable short-term and long-term goals, with defined benchmarks to measure progress, and identified gaps and other areas for improvement internally to drive further improvements that are aligned with the firm’s strategy and mission. To better highlight the impact the Bank is having, its website now has a dedicated landing page, Our Values in Action, highlighting the Bank’s environmental, social and governance efforts. The website is: https://www.texascapitalbank.com/who-we-are/our-company/our-values-in-action.

Stockholders

Board of Director and Committee Oversight

é	é	é	é

ESG Leadership Council

1 Operating Committee-Level Leadership Integrating with Strategy
2 Subject Matter Experts from Across the Company to Drive Execution
3 Monthly Meeting Cadence to Maintain Momentum
4 Education and Baselining to Move Efficiently
5 Organized Sub-Teams to Coordinate Activities

Clear and Effective Communication to Both Internal and External Stakeholders

Areas of 2023 Focus
The Company continues to refine its focus on how its business impacts individuals, groups and communities around the world. As further described below, key ESG accomplishments in 2023 included:
•Heightened focus on supporting employees, clients and communities, which includes enhancing employee benefits and other programs to assist clients and provide local and regional support
•Expanded efforts to advance respectful workplace effort initiatives, including
▪market-related activities to support DEI,
▪continued purposeful DEI university hiring efforts, and
▪purposeful community-focused DEI events
•Incorporated environmental, social and governance considerations into a Bank policy statement
•Greater transparency through increased ESG reporting and disclosures, including issuing our first ESG Report
•Initiation of work to evaluate and address climate risks and opportunities
•Partnered with the Texas Capital Bank Foundation
•Becoming the Employer of Choice in Texas for people interested in growing their career in financial services and offering benefits that improve lives:
▪launching a contemporary human capital management system,
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▪enhancements in financial, physical, emotional, and professional well-being,
▪creating a technical career ladder for employees in technology,
▪launched new manager development program,
▪enhanced new employee onboarding,
▪continued offering of Vitality, Health Cooking Classes,
▪Step Challenges, and
▪enhanced the Intern and Analysts Programs
•The Bank has been honored:
▪Bask Bank (digital banking division) #1 Best Bank for Savings Accounts (U.S. New & World Report)
▪Top 10 Lead Arranger of Bank Debt in the country for middle market companies for the first six months of 2023
▪U.S. News & World Report – Bask Bank – Top Bank for Savings Accounts
▪Among the top banks for Best High-Yield Savings Accounts by GOBankingRates for 2024
▪Bankrate – Texas Capital – Best Regional Bank for 2024 (notified in 2023)
▪Best Money Market by GOBankingRates for 2024
▪GOBankingRates – Bask Bank – list of Best Online Banks 2023
▪2023 Top Workplaces in DFW – National Standard
Much of what the firm does with respect to ESG may seem far from core operations, but there is a business case for it – benefits that are hard to quantify aren’t less valuable but nonetheless, done right they lead to value creation. Management couldn’t work as effectively as it does without extensive local engagement, as described below. Another thing that shapes how the firm thinks about ESG is the fact that, because its primary operating subsidiary is a bank, it is already subject to some of the strictest regulation of any industry. But even with that high bar, the firm still has been able to deliver on its strategic transformation plan and continues reinvesting in the communities it serves.
ESG Governance and Reporting
The Company’s ESG program is under the primary oversight of the Governance and Nominating Committee, with the Compensation and Human Capital Committee focusing on human capital management (including talent management, executive succession planning and culture). Management reviews and discusses strategy, goals, practices and performance with the Board, which also receives management updates on progress, ratings, disclosures and stakeholder engagement. At the executive management level, the ESG program is led by the Chief Legal Officer, in collaboration with the Company’s ESG Council established in 2021, which ensures appropriate alignment and involvement from the Chief Executive Officer, other executive leaders and cross-functional management. In 2023, the Company published its first ever Our Values In Action Environmental, Social and Governance Report, which can be found at https://www.texascapitalbank.com/sites/default/files/documents/our-values-in-action-esg-report-2023.pdf. This report includes details on many of the ESG initiatives and accomplishments. In 2022, the Company also published on its website an ESG-focused landing page titled “Our Values in Action,” meant to highlight the Company’s ESG-related progress and initiatives in real-time rather than waiting to share the news in a quarterly or yearly periodical. See https://ww.texascapitalbank.com/who-we-are/our-company/our-values-in-action. The Company will continue to review these disclosures, taking into consideration industry practices and stakeholder expectations, among other factors.

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Environmental

The Company is focused on operating the business in a sustainable manner, as it believes it better serves its communities and also has a positive effect on operating expenses. The Company also believes that it’s important for its clients to reflect the values behind how it does business, which is why it endeavors to steward its capital and resources toward investments that drive value, socially responsible and sustainable business practices.

Operational Environmental Impact. The firm’s corporate headquarters, Texas Capital Center, is located in a leased building that has been designated as a LEED (Gold level) building, and its newer lease, the North Dallas Campus, is also LEED certified (Silver level) building. Additionally, the firm’s branch-light operating philosophy allows it to avoid the impact on the environment of operating a large number of facilities, while still allowing it to serve clients with the level of service its clients have come to expect.

◦Construction techniques being used for the Texas Capital Center renovation incorporate waste diversion, paint low in volatile organic compounds, “Cradle to Cradle Certified” carpet, and other practices and methodologies to promote a sustainable environment.
◦Design elements such as daylight harvesting, and touchless faucets and water closets are being incorporated in Texas Capital Center to ensure healthy and optimized lighting levels and energy savings.
Sustainable Finance. The firm’s lending agreements require that energy industry and real estate construction clients comply with all applicable federal, state and local environmental regulatory requirements. The Company is proud to support clients who excel in sustainable business practices.
During 2021 the Bank incorporated Environmental, Social and Governance considerations into a policy statement. Now, as part of the regular process around engaging with clients and potential clients, the Bank’s “know your customer" program and due diligence assessments help evaluate potential environmental, social and governance risk factors so that the Company can remain committed to doing business in the most sustainable way possible.

Social and Human Capital Management

The health, safety and well-being of employees and clients is of paramount importance. This includes financial and other support, encouragement of a culture of diversity, equity and inclusion, through training and development, and both personal and financial involvement in the community.

• Health & Safety. The Company’s policy is to provide a safe and healthy workplace. In 2023, the Company continued its support of employees, clients and communities in a variety of ways.

◦The Company maintained focus on the health and safety of every employee. With the enhanced business continuity plan, every employee can be accounted for in the event of an emergency and routines developed to communicate roles and responsibilities.
◦Additional Wellness and Mother’s rooms added to Texas Capital Center, and the new North Dallas Campus and San Antonio office, as well as other projects as expansions or renovations occur. These additions reflect the Company’s commitment to enhancing the employee experience and the continued emphasis that is placed on attracting and retaining exceptional talent.
◦The Company expanded mental health support to include additional counseling sessions at no additional cost as well as enhanced physical health support for employees.
◦The TCB Employee Disaster Relief Fund exists to help employees who are facing financial hardship immediately after a natural disaster or an unforeseen personal hardship. The Fund relies primarily on individual donations from employees and support from the Bank to fund this program. Every
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contribution helps and when combined with the donations of others can provide a tax-free grant (USA) to help a fellow employee in need when they are facing the unexpected.

• Diversity, Equity and Inclusion.
Diversity, Equity, and Inclusion Statement. At Texas Capital Bank, having a workplace where all employees feel respected is an integral part of the strategy to build a strong culture where employees can reach their full potential professionally and personally. People are the firm’s greatest asset; the firm’s initiatives around ensuring a respectful workplace are a driver and an enabler for employees to thrive within the firm’s teams, with clients, and in the firm’s communities.

In 2023, the Company continued its inclusion efforts through cultural celebrations and employee engagement activities across its markets, and the Company broadened communications internally and externally as it highlighted the stories and experiences of diverse leaders from across the firm. Listening tours were conducted with employees across the firm to get their perspective of what “DEI” means to them and where the firm has opportunity to improve.
Recruiting Talent. The firm’s Talent Acquisition and Community Development teams worked together to expand its relationship with academic and strategically located HBCUs (Historically Black Colleges and Universities) and HSIs (Hispanic Serving Institutions) across the firm’s Texas markets. In addition to the focus on HBCUs, there is heightened focus on a diverse candidate slate for open roles as often as possible.

As a firm, at December 31, 2023, 42% of the workforce are female and 43% self-identify as ethnically diverse. The Company will continue to invest in recruiting strategies to help Texas Capital Bank reflect the clients and communities it serves.
Employee Resource Groups (ERG). With the launch of all ERGs in 2022, the focus in 2023 was ensuring charters were clear and leadership was in place; the firm prioritized proactive planning, strong execution, and defined processes. With new leadership teams in place, the firm saw exponential growth in employee engagement and programming. Employee participation increased by 40% and programming tripled year over year. In addition to advancing educational awareness, the ERGs led the way in creating opportunities for employees to give back to the communities the firm serves through volunteerism.

ERG 2023 Highlights
◦Emerging Professionals: the mission is to provide members opportunities to build relationships across generations through networking and community service events and career development activities
▪The Emerging professionals partnered with the Market Leadership Teams in hosting New Hire Welcome Events in some of Texas Capital markets.
◦Multi-Ethnic Employee Resource Group (MERG): the mission is to serve all employees by prioritizing the importance of diversity and inclusion across all ethnicities both within the Bank and in its communities: the goal is to provide a multicultural perspective through initiatives that promote cultural competence, allyship, and development
▪For Black History Month, MERG hosted a Fireside Chat with Texas Capital Board Member David Huntley as the inspiring keynote speaker with more than 220+ employees attending across the firm.
▪During Hispanic Heritage Month, MERG hosted a panel featuring Hispanic leaders from across the firm who shared their leadership journey and how their culture and upbringing inspired them to excel personally and professionally.
◦Professionals Respecting Others’ Unique Differences (PROUD): the mission is to cultivate an inclusive environment that supports and encourages LGBTQ+ and allies to advance their professional skills and leadership abilities through mentorship and dialogue.
▪PROUD hosted a Fireside Chat with CeCe Cox, CEO of the Dallas Resource Center, for a conversation about Resilience as both the Resource Center and Texas Capital are both celebrating their 40th and 25th anniversaries, respectively.
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◦Women of Texas Capital: the mission is to support and encourage women to advance their professional skills and leadership abilities through connection and mentorship.
▪The ERG hosted “Being Bold,” a TEDx inspired talk featuring senior leaders from across the company sharing their stories and learnings from their experience.
▪The team highlighted Breast Cancer awareness month with Dr. Ina Patel of UT Southwestern presenting “Breast Cancer-All you need to Know” open to all employees.
◦Veterans and Employees Together (VETs): the mission is to honor and to recognize the Veterans that serve or have served the country; the goal is to create opportunities to connect Veterans and non-Veterans for dialogue around leadership, development, and service.
▪In partnership with Carry the Load, the VETs ERG participated in Memorial May, a 29-day march across 86 cities communing in Dallas, TX to celebrate the memory of those who paid the ultimate sacrifice.
▪On Patriot’s Day, the team volunteered at the Houston and DFW National Cemetery where they cleaned more than 3000+ headstones.
Attracting The Best Talent. In the firm’s efforts to attract the best talent, the firm continued to refine its talent pipeline through intern and early career programs. The firm expanded its reach with the top universities in the state of Texas and enhanced partnerships with both Historically Black Colleges and Universities (HBCUs) and Hispanic Serving Institutions (HSIs), which includes working in partnership with the American Bankers Associate and Texas Bankers Association to develop a Commercial Lending Certificate program at HBCU campuses and to recruit students who desire to go into financial services.
The firm filled over 600 roles in 2023 resulting in ~27% internal promotions or lateral moves to learn a new skill.

Developing Our Talent. The Company is committed to supporting the development of its employees at every level in the organization. Every employee is given the opportunity to grow and develop his or her career both through formal training as well as on-the-job experience. In 2023, employees actively engaged in approximately 80,000 hours of learning to develop both technical and leadership skills. Over a quarter of the employee population expanded or changed roles as part of their career growth and professional development.

In 2023 part of the Company’s training and development included:
◦Revising and updating of critical annual regulatory compliance and required corporate training for all employees
◦Building and delivering technical, job-specific skills training for areas such as operations, sales, credit, and technology
◦Refining the analyst program to enhance focus on critical credit training, technical training, and leadership skills
◦Completing the launch of job profiles for every role across the Bank which identifies the skills, knowledge, and abilities to empower employees to focus on targeted skill development and career ownership
◦Launching the IT Career Ladder that specifically focuses on career progression of employees in the Technology organization
◦New Manager development program that supports management integration and development to enable success
◦First Year Experience program designed for new hires in support of onboarding CEO discussions with senior leaders from across the firm
As an organization, the firm has had and continues to have purposeful focus on attracting, developing, engaging, and retaining talent. Based on the full transformation of the firm, focus on these foundational components drive sustainable success resulting in the advancement of talent and the growth of the firm.
Being an employer of choice requires a concerted effort and being intentional in all that the firm does.
The firm is committed to providing employees with the resources necessary to successfully drive their careers. To facilitate this, the firm has put in place a Leadership Model that identifies the critical skills and
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behaviors necessary to be successful at Texas Capital at every level. Additionally, the firm has created Success Profiles that describe the critical knowledge, skills and abilities needed for every role in the Company. These tools work together to help employees identify areas to focus on to qualify for promotion and role expansion.
Because the firm wants employees to be successful in their role, the firm offers technical training to upskill on systems, methodologies and processes needed to best serve our clients. A focus in 2023 was rolling out a client coverage methodology that ensured bankers were able to address the needs of their clients effectively and efficiently.
Each year, the firm continues to refine and update its early career program, for both interns and college graduates, to ensure that the firm’s talent has both strong credit and technical skill to achieve the goals of the firm and best serve its clients. Additionally, the firm empowers its analysts through specific leadership training resulting in building partnerships and a network across the firm.
Managers play a critical role in the success of their employees. The firm has a manager training program with regular installments focused on upskilling managers and ensuring they have the skills needed to coach employees. This year, the firm implemented a program for new managers (hired or promoted) that focuses on critical tasks and responsibilities managers must perform and provides training on important leadership and management skills that will enable them to be impactful leaders. It also provides meaningful connection with leaders and peers across the firm to help ensure they are set up for success.
The firm regularly holds information sessions for managers and employees to learn more about new processes being implemented or important topics that increase job effectiveness.
Engaging Our Talent. Many resources are made available to all employees regarding networking opportunities with the firm’s Employee Resource Groups.
This year, the firm implemented quarterly fireside chats with the CEO and senior leaders across the firm. This enables the CEO to speak directly with senior leaders, post earnings, and discuss items that are top of mind, ensuring alignment on priorities and upcoming milestones/events. Additionally, this forum allowed for questions, engaging leaders in a meaningful and impactful way.
The First Year Experience was designed to ensure that all new hires have a positive transition into Texas Capital. This program focuses on key components of the business model and the operating model. It allows for more connection to leaders of the firm, information on the ERGs and volunteer opportunities, as well as the information needed to springboard new employees into their new role with a foundation that enables success.
Retaining Our Talent. The firm’s talent planning process facilitates a discussion with senior leaders about talent across the firm. This year, there was increased focus on individual development plans that enables clarity for professional success and leadership growth.
The firm’s performance management process includes setting goals, mid-year conversations and year-end performance evaluation – all of which are documented in the human capital management system. These targeted conversations allow managers to coach performance, guide career development, and manage performance. The firm’s pay for performance culture enables the firm to retain the best talent and encourage their progress and development at Texas Capital.
The firm also believes that it is important that everyone know the policies to ensure fair and consistent practices. So in 2023, the firm launched its first Employee Handbook. The handbook provides the necessary information for all employees to understand resources available and the clarity needed to understand expectations of what is expected. The firm continues to look for opportunities to retain talent. The firm utilized feedback from exit interviews to drive improvements where possible. The firm reduced attrition by 6% in 2023.
In striving to be Employer of Choice and ensure that the firm has the efficiencies necessary to help employees be successful in their roles, the firm implemented a new Human Capital Management System. This process has resulted in more streamlined HR processes, the retirement of 4 systems, the elimination of off-line procedures, and the minimization of risks. It is also creating a more favorable employee experience and engagement in HR-related activities.
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• Supplier Diversity. The Company is committed to supporting and promoting qualified diverse businesses from historically underrepresented groups. This year, the Company joined the Dallas / Fort worth Minority Supplier Development Council to ensure collaboration and networking with other entity members. Supplier diversity tracking and monitoring is in place. The Company will continue to grow its supplier diversity efforts through intentional outreach, awareness, and information across the firm and third-party vendors.

• Community Impact.
The firm continued to establish itself as a leader in the community by making strategic financial investments in community endeavors and by promoting a strong corporate culture of volunteerism. The firm’s Community Impact Program exists to remove barriers that stand in the way of communities becoming healthy, resilient, and prosperous.
The Community Impact Program accomplishes this in three ways:
•Lending
•Investments
•Services

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Community Impact Lending. Texas Capital Community Development Corporation (TCCDC), a wholly owned subsidiary of the firm, exists to make loans and investments into the revitalization and stabilization of low- and moderate-income (LMI) communities. This impact lending creates a ripple effect in communities were there is a historic lack of investment, stimulating the local economy and providing access to resources such as affordable housing and jobs, where they are needed most.
In 2023, the firm financed $180 million in community development lending. These loans helped create 297 affordable housing units, 45 permanent jobs, 2 new medical facilities, and 3 parks within these communities. The Bank also launched a new Small Business Segment within its Business Banking department, which focuses on serving small businesses with $5 million or less in revenue. Under the Small Business Segment, two new products were launched in 2023: SBA Express and the Small Business Banking Account. This allows the firm to better serve the needs of small and minority-owned businesses. In total, the firm financed $145 million in small business loans throughout Texas, in the form of 392 small business loans.
The Bank’s Government, Nonprofit, Institutions (GNI) team specializes in products and services for organizations serving their communities, and has provided impactful financing for charter schools, nonprofits, and municipalities. Through their expertise, they provide specialized services that help these organizations grow and expand their impact on the communities they serve.

Examples of Community Impact Lending:
◦Under the firm’s new small homebuilder program, the firm financed Scott Street Development: construction of new homes under $300,000 in Southeast Dallas. As home prices continue to rise, this program is crucial to maintaining affordability in key areas.
◦Facilitated a Federal Home Loan Bank subsidy and financed a new senior living facility in Fort Worth in partnership with the Stop Six Neighborhood Transformation Plan, a public-private partnership with HUD, the city of Fort Worth, Fort Worth Housing solutions, and other partners, for the revitalization of a chronically underserved community.
◦Financed construction of new mental health facility in Southern Dallas, the only one of its kind, which will include two new clinics and a new child and family clinic. The facility combines all services, including wraparound services and housing, into a single site, bringing together all community-based programming serving a variety of populations with unique needs under one roof. This is a public-private partnership which includes investment from Parkland, the county hospital, and Dallas County.

Community Impact Investing. Texas Capital Community Development Corporation also makes strategic investments into funds which provide equity and subordinated debt capital into small and growing businesses. These investment funds include Small Business Investment Corporations (SBIC), Community Development Financial Institutions (CDFI), and real estate funds that invest in preserving affordable multi-family housing. In 2023, TCCDC made strategic investments with women- and minority-owned and led funds to provide more access to capital to diverse segments. In total, TCCDC invested $13 million into these funds in 2023.

Examples of Community Impact Investing:
◦The Artemis Female Fund II, LP is a Venture Capital fund on a mission to diversify and modernize wealth by investing in female founders. Focuses on fintech, e-commerce infrastructure, and care-tech companies for female tech innovators and founders.
◦The Bank is a proud member of Federal Home Loan Bank of Dallas, which gives the firm access to their grant program. Every year the Bank submits for and receives the full allocation for member banks on behalf of partner nonprofits.
◦Under the initiative to invest in Minority Depository Institutions (MDIs), the Bank partners with MDIs nationwide to expand their capacity through deposits, syndications, and thought leadership on compliance and other matters. Currently the Bank has $143 million in syndications and $58 million in Federal Fund Lines. In 2023, the Bank had 23 MDI clients, 9 of which are in Texas.

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Community Impact Services. The firm has always upheld a philanthropic commitment to the communities it serves. Philanthropic donations are made under the three pillars of Live, Learn, and Lift.
◦Live: Basic needs to support quality of life
◦Learn: Educational opportunities for lifetime success
◦Lift: Supportive services for individuals, small businesses, and veterans
Texas Capital Bank Foundation, a 501(c)(3) non-profit, was launched in late 2022 and issued its first grants in 2023, including Community Impact Grants and the inaugural Honors Grants, which honored four nonprofits through a competitive selection process under the pillars of Live, Learn, Lift, and STAR (Supporting our Troops, Active and Remembered). Through these Honors Grants, Texas Capital Bank Foundation was able to provide transformational gifts to an organization providing maternal healthcare in a community with the highest maternal mortality rates, an early childhood center for English-language learners, an organization feeding three hot meals per day to the homeless, and a workforce development program for veterans.
During 2023 the firm gave more than $4.1 million in philanthropic gifts through grants and sponsorships, which included Foundation grants and corporate giving. These gifts served over 100 organizations through philanthropic funding and volunteerism. The firm’s employees volunteered to helped repair a home for an elderly resident, served through skills-based volunteerism, taught kids how to code, and taught financial well-being courses. The firm’s employees served over 12,000 volunteer hours and also serve on 42 nonprofit boards.
Examples of Philanthropic Services:
◦The Texas Capital Bank Foundation pledged its largest grant in the bank’s history: $1 million toward Southern Gateway Park, the ‘park with a purpose’ connecting the northern and southern sectors of Dallas. This new deck park will create programmatic space adjacent to the Dallas Zoo and provide a ripple effect of economic impact for this area.
◦Provided grant funding for the new Cloud Kitchen in South Dallas, a facility which will serve as a resource for small business owners in a historically under-resourced community. This project was the culmination of three years of planning by The Real Estate Council’s young leaders’ cohort, and the Bank provided funding for equipment and setup. These small businesses will be able to grow and scale with this new access to a commercial kitchen in their communities.
Supporting Diversity, Equity, and Inclusion Through Philanthropy. The firm has an abiding commitment to diversity, equity, and inclusion. In 2023 the firm embarked on several initiatives in support of this commitment.
◦Launched the Commercial Lending Certificate Program in partnership with American Bankers Association onto the UNT Dallas campus. This expands the firm’s current program which deploys this curriculum onto HBCU (Historically Black Colleges and Universities) campuses within the firm’s footprint. UNT Dallas is the first partner program to be launched in Dallas and at an HSI (Hispanic Serving Institution).
◦Presenting sponsor of ‘Black Citizenship in the Age of Jim Crow’ in partnership with the Dallas Holocaust museum. To launch this exhibit, the firm hosted an event for clients and employees featuring a fireside chat with Opal Lee, the Grandmother of Juneteenth.
◦Hosted several “Together We Dine” events in partnership with Project Unity. These events were centered around courageous conversations about race as well as supporting and respecting each other, and the firm’s employees in all markets participated. This partnership culminated with a concert with the Dallas Symphony and many well-known gospel musicians, called “Together We Sing”.
• Political Activities. Corporate responsibility includes participation from time to time in the political and public policy process, specifically in areas that impact the banking industry, as well as clients, stockholders, employees and communities. It is important that the Company engage with legislators and policymakers, where appropriate, and support initiatives to advocate constructively for the long-term interests of the Company’s business and key constituents. The Company participates in the political process through contributions from its political action committee (“PAC”). The PAC annually solicits contributions from eligible
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employees and makes bipartisan contributions in compliance with local, state, and federal election laws. All political contributions are approved by a separate PAC Board comprised of senior executives and employees of the Company. The Company does not use corporate funds to make direct political contributions to candidates for public office or groups organized to influence political campaigns under Section 527 of the Internal Revenue Code. The Company is a member of several financial services-related trade associations across Texas and the United States that help further the interests of the Company’s business and key constituents through effective grassroots advocacy on behalf of the industry. The Governance Committee recognizes the importance of appropriate governance and risk management of the Company’s corporate political activities, and reviews activities for alignment with the Company’s business, strategy, and corporate values, as well as compliance with applicable laws and regulations.

Governance

• Corporate Governance. Strong corporate governance practices support the Company’s overall effectiveness and enable the firm to manage its business and maintain its integrity in the marketplace. The Company believes strong governance is essential and constructive at all levels, from the board of directors to executive management and throughout the Company. For more information about the firm’s governance practices, see “Board and Corporate Governance: Strong Governance Practices” and “Compensation Governance Best Practices”. During 2023 directors and management met with stockholders to communicate progress on ESG matters and to better understand how ESG fits into their investment analysis and decision making. See “Stockholder Engagement” below.

Because the Company’s primary operating subsidiary is a bank, the Bank has robust controls and reviews, which cover everything from stress testing to anti-money laundering activities. In the last few years the Bank expanded those frameworks with working groups like the DEI Council and the ESG Council to broaden the scope of those efforts – legal compliance is a comfortable minimum for these projects, but in many areas the Company is doing more.
As noted above, the Company has a strong ERM Framework allowing the firm to examine potential risk at multiple levels and with internal executive- and Board-level oversight.
• Information Security. In 2023, the firm continued to enhance its security program under the auspices of continually improving security to battle the growing cyber threat. These included, among other things, upgrading its security information and event management system, enhancing privileged access management, modernizing the identity governance platform, maturing its insider risk program, and continued evolution of its overall cyber security program, which included independent third-party validation. These improvements contribute to the Company’s ability to protect its employees, clients and third-party partners.
Additionally, the Company continued enhancing its capability to address cyber threats – an industry-wide growing risk that is ever evolving. In that regard, the Company bolstered its security operations by growing its internal red team, building an application security assessment capability and partnering with a world class managed detect and response provider. These capabilities resulted in assisting clients in protecting funds, taking down impersonating websites, while providing peace of mind and engendering the trust of employees and clients.
The Company maintained its focus on employees and clients by enhancing the Cyber Education and Awareness program that included new Phish testing, educational videos, improved cyber security training, and multiple cyber security presentations from the Federal Bureau of Investigations, highlighting the strong partnership the Company maintains with law enforcement and its clients and customers in each market to educate and highlight how cyber threats may affect them and what the Company does to protect and combat these threats.
• Code of Conduct. The Company’s Code of Conduct is updated yearly, and all directors, officers, and employees are required to adhere to the principles of honesty and transparency set forth in the Code of Conduct and Company policies.
The above summary reflects selected highlights of the firm’s various ESG efforts and is not an exhaustive list.
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Stockholder Engagement
The Board and management team greatly value the perspectives and feedback of the Company’s stockholders, which is why they maintain an ongoing, proactive engagement with stockholders throughout the year in a variety of ways. Throughout the year, the Investor Relations team and executive leaders regularly meet with current stockholders, prospective investors, and investment research analysts. These meetings typically include the Company’s CEO, CFO, and Investor Relations Team in order to engage stockholders and solicit feedback on various topics relevant to the Company’s strategy and performance. Additionally, management attended numerous investment analyst sponsored industry conferences and conducted several non-deal roadshows to meet both in person and virtually with existing and prospective investors.
In Fall 2023, three directors – Mr. Stallings (the Chairman), Mr. Tremblay (the Compensation and Human Capital Committee Chair), and Mr. Rosenberg (a Compensation and Human Capital Committee member) – and members of executive management continued engagement efforts, meeting with many investors to discuss progress under the strategic plan, executive compensation and other topics outlined below. In many instances, the directors and management discussed the voting results on the Company’s 2023 Say on Pay Vote. For more information, see “Executive Compensation – 2023 Say on Pay Vote and Stockholder Engagement” below. Overall, the engagement meetings were positive and constructive with many investors expressing appreciation for the Company’s strategy and new executive team, and additional discussion concerning the compensation plans. The Company continually evaluates enhancements to its corporate governance, ESG and executive compensation practices, and appreciates engaging with key stakeholders, including stockholders, in the evaluation of these enhancements.

Engagement
Strategies
Engage with: ▪Institutional investors ▪Retail stockholders ▪Equity research analysts ▪Proxy advisory firms ▪Industry thought leaders ▪Investment bankers	Communicate through: ▪Proxy Statement ▪Annual Report ▪SEC Filings ▪Press Releases ▪Investor Presentations ▪Investor relations website ▪Investor meetings
2023 Engagements:
▪Met with stockholders and potential investors nationwide
▪Attended 6 investor conferences and attended 7 research analyst hosted group meetings
▪Executive management participated in 2 non-deal roadshows
▪Chief Executive Officer conducted the 2023 Annual Meeting of Stockholders
▪Fall 2023 engagement with top holders

Topics discussed:
▪Business strategy and execution
▪Financial performance
▪Compensation and incentive plans (metrics and targets)
▪Environmental, social and governance issues and programs
▪Values in Action Report
▪Data security programs
▪Board succession and diversity
▪Ad hoc topics

Opportunities to engage: ▪Investor engagement program ▪Quarterly earnings calls ▪Investor conferences ▪Non-deal roadshows ▪Annual stockholders’ meeting ▪Headquarter visits from investors

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Committees of the Board of Directors
The board of directors has four standing committees:
•Audit Committee
•Governance and Nominating Committee
•Compensation and Human Capital Committee
•Risk Committee
The following table sets forth the current composition of the committees as of the date of this Proxy Statement and the number of meetings of each committee during 2023.

	Independent Director	Audit Committee	Governance and Nominating Committee	Compensation and Human Capital Committee	Risk Committee
Paola M. Arbour	✓		•		•
Jonathan E. Baliff À	✓	•
James H. Browning À	✓	£	•
Rob C. Holmes
David S. Huntley	✓	•		•
Charles S. Hyle À	✓	•			£
Thomas E. Long À	✓	•
Elysia Holt Ragusa	✓		£	•
Steven P. Rosenberg	✓			•	•
Robert W. Stallings ◊	✓				•
Dale W. Tremblay	✓		•	£
Laura L. Whitley	✓				•
Meetings in 2023	Board = 6	6	5	4	4
◊ Chair of the Board £ Committee Chair ● Committee Member À Financial Expert
A general description of the functions performed by each committee is set forth below. For more information about the risk oversight delegated to each committee, see “Risk Oversight” above beginning on page 30.
•Audit Committee. The Audit Committee oversees the Company’s and the Bank’s processes related to financial and regulatory reporting, internal control, and regulatory and legal compliance. The Audit Committee also oversees the Company’s internal control over financial reporting, management’s preparation of the financial statements of the Company, the Company’s methodology for establishing the allowance for credit losses and the sufficiency of quarterly provisions for credit losses, the Trust Department, and reviews and assesses the independence and qualifications of the Company’s independent registered public accounting firm. The board of directors adopted a written charter for the Audit Committee. The Audit Committee appoints the firm selected to be the Company’s independent registered public accounting firm and monitors the performance of such firm, reviews and approves the scope of the annual audit and quarterly reviews and reviews with the independent registered public accounting firm the Company’s annual audit and annual consolidated financial statements. The Audit Committee also oversees the Company’s internal audit staff, which includes reviewing with management
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the status of internal accounting controls, and evaluates areas having a potential financial or regulatory impact on the Company that may be brought to the Audit Committee’s attention by management, the independent registered public accounting firm, the board of directors or by employees or other sources, including the Company’s confidential “hotline” maintained to allow employees to make confidential reports of matters requiring attention.
The board of directors determined that all of the Audit Committee’s members are able to read and understand fundamental financial statements and are independent of management as contemplated by the current listing standards of the Nasdaq Stock Market and SEC rules. The board of directors also determined that four members, Messrs. Baliff, Browning, Hyle and Long, qualify as “audit committee financial experts” as defined by the SEC and also satisfy the Nasdaq Stock Market’s financial sophistication requirements.
•Governance and Nominating Committee. The Governance and Nominating Committee (“Governance Committee”) oversees the corporate governance policies for the Company and identifies, screens, recruits and recommends to the board of directors candidates to serve as directors. The Governance Committee makes recommendations concerning the composition of the board of directors and its committees, considers any corporate governance issues that arise and develops appropriate recommendations, develops specific criteria for director independence, and assesses the effectiveness of the board of directors. The board of directors adopted a charter for the Governance Committee.
The Governance Committee considers industry knowledge and other business expertise, personal traits such as character, integrity and wisdom, and the candidate’s understanding of business operations, marketing, finance or other aspects relevant to the success of a large publicly traded corporation in today’s business environment, among other factors, when evaluating candidates for the Company’s board of directors.
The Governance Committee endeavors to have a board of directors representing diverse backgrounds and possessing a wide range of professional experience in areas that are relevant to the Company’s business and its status as a public company. To that end, the Governance Committee considers diversity in a broad sense when identifying nominees, looking primarily for diversity in professional experiences and skills, but also considering other dimensions of diversity, including race, age, gender identity, sexual orientation, disability, ethnicity, nationality and cultural background. Director searches in recent years have specified that candidates should provide diversity to the Board in addition to specific experience and skill sets being sought; the individuals considered by the Governance Committee in these searches have included diverse candidates, and it is expected that future director searches will continue this practice. Two of the four most recent additions to the board of directors enhanced its gender and racial diversity. These considerations ensure the board of directors is comprised of individuals who are able to contribute a variety of viewpoints, which the Governance Committee believes is an important component in ensuring that the Board exercises good judgment and diligence.
The Governance Committee evaluates and recommends individual director candidates in the context of the needs and then-current make-up of the Board as a whole. The objective is to recommend individuals who will, acting as a group, contribute to the success of the Company’s business and advancement of stockholder interests through the exercise of sound judgment.
The Governance Committee regularly assesses whether any vacancies are expected due to retirement or otherwise, and the need for particular expertise on the Board. Candidates may come to the attention of the Governance Committee from current directors, stockholders, professional search firms, officers or other persons. The Governance Committee considers individuals recommended by stockholders in the same manner and to the same extent as it considers director nominees identified by other means. All candidates are reviewed in the same manner regardless of the source of the recommendation.
•Compensation and Human Capital Committee. The Compensation and Human Capital Committee (“Compensation Committee”) advises management and makes recommendations to the board of directors with respect to the compensation and other employment benefits of the named executive officers of the Company. The Compensation Committee also oversees the Company’s long-term incentive and annual incentive programs for executive officers and employees. The board of directors adopted a written charter for the Compensation Committee. The board of directors determined that all of
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the Compensation Committee’s members are independent of management as contemplated by the current listing standards of the Nasdaq Stock Market, and are also independent under SEC rules, including SEC Rule 16b-3. For more information regarding the Compensation Committee’s processes and procedures for the consideration and determination of executive compensation, see the “Compensation Discussion and Analysis” later in this Proxy Statement.
•Risk Committee. The Risk Committee oversees the Company’s policies and processes related to risk identification, assessment, monitoring and management, including the establishment of a comprehensive risk framework for the Company and setting and monitoring the risk appetite of the Company. See “Risk Oversight” above. The board of directors has determined that all of the members of the Risk Committee, including the Chairman, are “independent” directors. The board of directors adopted a written charter for the Risk Committee.
Additional Governance Matters
Communications with the Board
Stockholders may communicate with the board of directors, including the non-management directors, by sending an e-mail to bod@texascapitalbank.com or by sending a letter to the board of directors, c/o Corporate Secretary, Texas Capital Bancshares, Inc., 2000 McKinney Avenue, 7th Floor, Dallas, Texas 75201. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit stockholder correspondence to the chairman of the board or to any specific director to whom the correspondence is directed.
Code of Business Conduct and Ethics
The Company adopted a Code of Business Conduct and Ethics (“Code of Conduct”) that applies to all of its directors and employees, including its CEO, CFO, and Chief Accounting Officer. The Code of Conduct is available on the Company’s website at https://investors.texascapitalbank.com/governance-responsibility/governance-documents/default.aspx. Any amendments to, or waivers from, the Code of Conduct applicable to the executive officers will be posted on the Company’s website within four days of such amendment or waiver.
Director Compensation
Director Compensation Process
The Company’s director compensation program is intended to enhance its ability to attract, retain and motivate non-employee directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of common stock. The Board reviews director compensation at least annually based on recommendations by the Compensation Committee (in consultation with the Governance Committee). The Compensation Committee has the authority to engage a consulting firm to evaluate director compensation and since 2018 has engaged Pearl Meyer to assist in setting director compensation. The Compensation Committee reviews director compensation taking into account multiple factors, including pay practices at publicly traded companies, continued expansion of director, committee chair and board chair responsibilities, and the growing time commitment. The Committees and the Board base their determinations on director compensation on recommendations from Pearl Meyer and on market practices and reviewing trends at other S&P 500 companies and compensation peer companies (outlined below). The Compensation Committee continues to look at the structure of Board compensation to more align with industry and peer groups. The Board approved a new director compensation package effective April 19, 2022. Under the Company’s 2022 Long-Term Incentive Plan, approved by stockholders in 2022, with respect to any one calendar year, the aggregate compensation that may be granted to any individual non-employee director, including all meeting fees, cash retainers and retainers granted in the form of awards, shall not exceed $500,000; provided, however, that the Board may, in its sole discretion, make exceptions to such limit in extraordinary circumstances if it determines in its sole discretion that such exception is advisable.
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2023 Director Compensation
For service on the board of directors in 2023, non-employee directors were paid an annual retainer of $70,000. Also, the Chair of the Board is entitled to an additional $90,000 per year for serving in that role. Directors serving as chair of the Audit Committee and Risk Committee received an additional $30,000 per year for serving in those roles, and the directors chairing the Compensation Committee and Governance Committee received an additional $25,000 per year for serving in those roles. Directors serving on a committee, but not serving as chair, received an additional $10,000 per year for serving in those roles.
In addition to cash retainer fees, each non-employee director received an annual grant of RSUs with an aggregate grant date fair value of approximately $80,000 at the April 2023 board meeting, which vest in full one year from the grant date on April 18, 2024. New non-employee directors receive a grant of RSUs with an aggregate pro rata grant date fair value of approximately $80,000 upon their appointment, which vest in full on the first anniversary of the grant date.
The following table contains information pertaining to the compensation of the Company’s board of directors for fiscal year 2023. Amounts below also include fees paid for service on subsidiary board committees.
2023 Director Compensation Table*

Name	Fees Earned or Paid in Cash (A)	Stock Awards (B)	Total
Paola M. Arbour	$90,000	$80,001	$170,001
Jonathan E. Baliff	80,000	80,001	160,001
James H. Browning	120,000	80,001	200,001
Larry L. Helm	85,000	—	85,000
David S. Huntley	90,000	80,001	170,001
Charles S. Hyle	120,000	80,001	200,001
Thomas E. Long	80,000	80,001	160,001
Elysia Holt Ragusa	115,000	80,001	195,001
Steven P. Rosenberg	90,000	80,001	170,001
Robert W. Stallings	130,000	80,001	210,001
Dale W. Tremblay	110,000	80,001	190,001
Laura L. Whitley	40,000	80,001	120,001
*Columns for which no amounts are reported have been deleted. Mr. Helm served as a director until the 2023 Annual Meeting, when he retired from the Board. Mr. Holmes is also a director of the Company but he receives no separate compensation for his service as a director. His compensation is included in the “2023 Summary Compensation Table” below.
(A)Amounts represent meeting fees paid upon attendance of board and committee meetings, annual retainer fees and fees for service as chairman of the board or a committee.
(B)Amounts represent the aggregate grant date fair value of time-based RSUs, determined in accordance with Accounting Standard Codification (ASC) Topic 718. On April 18, 2023, the then currently serving directors (including Ms. Whitley) received 1,631 RSUs, with a grant date fair value of $49.05 per share, which will vest in full on April 18, 2024. Messrs. Hyle and Browning elected to defer vesting of 100% of their award of such units until their respective date of separation from the Board. Ms. Arbour elected to defer vesting of 100% of her award of such units until the earlier of 5 years from the date such awarded units become vested units, or the date of separation from the Board.
Director Stock Ownership Guidelines
The Board established stock ownership guidelines for directors to further align their interests with the long-term interests of stockholders. Directors are expected to beneficially own shares of common stock having a value of at least five times the cash portion of the annual retainer paid to outside directors. The types of securities that count toward the required ownership guideline include (i) shares of common stock owned outright, whether individually or through beneficial ownership in a trust or entity, and (ii) vested or unvested time-based RSUs. Directors may not dispose of any such shares unless they own, and will continue to own, common stock with a value at or above that level. As of the computation date, December 31, 2023, all of the then current independent directors had attained the minimum stock ownership levels based on holdings, except for Ms. Arbour, who joined the Board in 2021, and Ms. Whitley, who joined the Board in 2023.
TCBI 2024|Notice of Annual Meeting and Proxy Statement 47

Stock Ownership Information
STOCK OWNERSHIP INFORMATION
Principal Stockholders and Beneficial Owners
The following table sets forth information as of the record date for the Annual Meeting, February 20, 2024, concerning the beneficial ownership of the Company’s common stock by each person the Company knows to beneficially own more than 5% of the issued and outstanding shares of common stock.

Persons Known to Company Who Own More Than 5% of Outstanding Shares of Company Common Stock	Number of Shares of Common Stock Beneficially Owned		Percent of Shares of Common Stock Outstanding*
BlackRock, Inc. and certain affiliates	5,998,709	(1)	12.6%
The Vanguard Group and certain affiliates	4,888,236	(2)	10.3%
Dimensional Fund Advisors LP and certain affiliates	3,265,086	(3)	6.9%
State Street Corporation and certain affiliates	2,844,869	(4)	6.0%
T. Rowe Price Investment Management, Inc.	2,754,089	(5)	5.8%
*    Percentage is calculated on the basis of 47,437,259 shares, the total number of shares of common stock outstanding on February 20, 2024.
(1)    As reported by BlackRock, Inc. on a Schedule 13G/A filed with the SEC on January 23, 2024, as of December 31, 2023, reporting sole voting power with respect to 5,888,415 shares and sole dispositive power with respect to 5,998,709 shares. Its address is 50 Hudson Yards, New York, NY 10001.
(2)    As reported by The Vanguard Group on a Form 13G/A filed with the SEC on February 13, 2024, as of December 29, 2023, reporting shared voting power with respect to 32,094 shares, sole dispositive power with respect to 4,805,652 shares and shared dispositive power with respect to 82,584 shares. Its address is 100 Vanguard Blvd., Malvern, PA 19355.
(3)    As reported by Dimensional Fund Advisors LP on a Form 13G/A filed with the SEC on February 9, 2024 as of December 29, 2023, reporting sole voting power with respect to 3,216,928 shares and sole dispositive power with respect to 3,265,086 shares. Dimensional provides investment advice to four registered investment companies and acts as investment manager or sub-advisor to certain other commingled funds, group trusts and separate accounts (collectively, the “Funds”). In certain cases, subsidiaries of Dimensional may act as an advisor or sub-adviser to certain Funds. In its role as investment adviser, sub-adviser and/or manager, Dimensional or its subsidiaries may possess voting and/or investment power over the securities of the issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares. However, all shares are owned by the Funds, and Dimensional disclaims beneficial ownership of such shares. Its address is 6300 Bee Cave Road, Building One, Austin, TX 78746.
(4)    As reported by State Street Corporation on a Form 13G/A filed with the SEC on January 25, 2024, as of December 31, 2023, reporting shared voting power with respect to 330,982 shares and shared dispositive power with respect to 2,844,869 shares. Its address is State Street Financial Center, 1 Congress St., Suite 1, Boston, MA 02114.
(5)    As reported by T. Rowe Price Investment Management, Inc. on a Form 13G filed with the SEC on February 14, 2024 as of December 31, 2023, reporting sole voting power with respect to 975,748 shares, and sole dispositive power with respect to 2,754,089 shares. Its address is 101 E Pratt St., Baltimore, MD 21201.

Ownership of Management
The following table sets forth information as of the record date for the Annual Meeting, February 20, 2024, concerning the beneficial ownership of the Company’s common stock and the Company’s depositary shares representing a 1/40th interest in one share of the Company’s 5.75% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B, par value $0.01 per share, by: (a) each director, director nominee, and NEO; and (b) all of the Company’s executive officers and directors as a group. The persons named in the table have sole voting and investment power with respect to all shares they owned, unless otherwise noted. In computing the number of shares beneficially owned by a person and the percentage of ownership held by that person, shares of common stock subject to options, restricted stock units (“RSUs”) or stock appreciation rights (“SARs”) held by that person that are currently exercisable or will become exercisable or vest within 60 days of February 20, 2024 are deemed exercised and outstanding.
TCBI 2024|Notice of Annual Meeting and Proxy Statement 48

Stock Ownership Information

Name of Director, Director Nominee, and NEO (1)	Number of Shares of Common Stock Beneficially Owned		Percent of Shares of Common Stock Outstanding*	Number of Depositary Shares for Preferred Stock Beneficially Owned		Percent of Depositary Shares for Preferred Stock Outstanding*
Anna M. Alvarado	10,134		**	–		**
Paola M. Arbour	2,710		**	–		**
Jonathan E. Baliff	8,265	(2)	**	–		**
James H. Browning	18,343		**	–		**
John W. Cummings	4,508		**	–		**
Rob C. Holmes	190,361	(3)	**	–		**
David S. Huntley	9,468	(4)	**	–		**
Charles S. Hyle	10,012		**	–		**
Thomas E. Long	7,173	(5)	**	–		**
Elysia Holt Ragusa	15,795	(6)	**	–		**
Steven P. Rosenberg	39,380	(7)	**	–		**
J. Matthew Scurlock	10,942	(8)	**	–		**
Robert W. Stallings	362,631	(9)	**	159,000	(9)	1.33%
Tim J. Storms	14,930	(10)	**	–		**
Dale W. Tremblay	14,995	(11)	**	–		**
Laura L. Whitley	5,631	(12)	**	–		**
All current executive officers and directors as a group (16 persons)	725,278		1.53%	159,000		1.33%
*    Percentage is calculated on the basis of 47,437,259 shares of common stock, and 12,000,000 depositary shares representing a 1/40th interest in one share of the Company’s 5.75% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B, par value $0.01 per share, each outstanding on the record date, February 20, 2024.
**    Less than 1% of the issued and outstanding shares of the class.
(1)    Unless otherwise stated, the address for each person in this table is 2000 McKinney Avenue, 7th Floor, Dallas, Texas 75201.
(2)    Includes 6,634 shares held by Mr. Baliff, as well as 1,631 RSUs that will vest within 60 days.
(3)    Includes 167,935 shares held by Mr. Holmes, as well as 22,426 RSUs that will vest within 60 days.
(4)    Includes 7,837 shares held by Mr. Huntley, as well as 1,631 RSUs that will vest within 60 days.
(5)    Includes 5,542 shares held by Mr. Long, as well as 1,631 RSUs that will vest within 60 days.
(6)    Includes 14,164 shares held by Ms. Ragusa, as well as 1,631 RSUs that will vest within 60 days.
(7)    Includes 4,634 shares held by Mr. Rosenberg, as well as 1,631 RSUs that will vest within 60 days. Also includes 33,115 shares held by EAD Investments, Ltd. Mr. Rosenberg and his spouse are the beneficiaries of the two trusts that have equal ownership of EAD Investments, Ltd.
(8)    Includes 10,565 shares held by Mr. Scurlock as well as 377 RSUs that will vest within 60 days.
(9)    Includes 282,000 shares held by Mr. Stallings, as well as 1,631 RSUs that will vest within 60 days. Also includes 79,000 shares held by SCG Ventures LP. Mr. Stallings and his spouse are the owners of Stallings Management LLC that is a general partner of SCG Ventures LP. Also includes 3,294 depositary shares held by Mr. Stallings, 150,706 depositary shares held by SCG Ventures LP and 5,000 depositary shares held by the Stallings Foundation. Mr. Stallings is an officer of the Stallings Foundation.
(10)    Includes 11,386 shares held by Mr. Storms, as well as 3,544 RSUs that will vest within 60 days.
(11)    Includes 13,364 shares held by Mr. Tremblay, as well as 1,631 RSUs that will vest within 60 days.
(12)    Includes 4,000 shares held by Ms. Whitley, as well as 1,631 RSUs that will vest within 60 days.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, as well as persons who beneficially own more than 10% of a registered class of its equity securities, to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. The Company, based solely on a review of its Section 16(a) reports filed during 2023, believes that the required Section 16(a) reports were filed on a timely basis by its directors and executive officers, except (1) Laura L. Whitley’s Form 4 was filed on April 24, 2023 with respect to her initial equity award granted on April 18, 2023, due to a delay in obtaining Ms. Whitley’s SEC filer codes, and (2) Elysia Holt Ragusa’s Form 4 was inadvertently filed late on September 6, 2023 with respect to a transaction she made on August 28, 2023.
TCBI 2024|Notice of Annual Meeting and Proxy Statement 49

Audit Matters
AUDIT MATTERS
Audit Committee Report
The purpose of the Audit Committee is to oversee the Company’s processes related to financial and regulatory reporting, internal control, and regulatory and legal compliance. This includes the internal controls over financial and regulatory reporting of the Company, the audits and financial statements of the Company and the performance, independence and qualifications of the independent auditor and internal auditors of the Company. The Audit Committee serves as the primary communication link among the Board, the independent public accounting firm, and the Company’s internal auditors. The Audit Committee also oversees the Trust Department and receives regular updates. As noted above, the Audit Committee operates pursuant to a written charter adopted by the board of directors, and each member has been determined by the Board to be independent under applicable legal requirements.
Company management is responsible for the financial statements and the reporting process, including the system of disclosure controls and procedures and the internal control over financial reporting. The independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles in the United States and on the effectiveness of the Company’s internal control over financial reporting.
In the performance of its oversight function, the Audit Committee reviewed and discussed with the Company’s management and the Company’s independent registered public accounting firm the audited financial statements of the Company for the year ended December 31, 2023.
The Audit Committee discussed with the Company’s independent registered public accounting firm the matters required to be discussed pursuant to the Public Company Accounting Oversight Board Auditing Standard, Communications with Audit Committees, and as required by the SEC. The Audit Committee received and reviewed the written disclosures and the letter from the Company’s independent registered public accounting firm under applicable requirements of the Public Company Accounting Oversight Board regarding communication with audit committees concerning independence, and discussed with the independent registered public accounting firm the firm’s independence. The Audit Committee also considered whether the provision of non-audit services to the Company by Ernst & Young LLP is compatible with maintaining their independence, and has determined that such independence has been maintained.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, to be filed with the SEC on February 13, 2024.
The Audit Committee evaluates the performance of the independent registered public accounting firm each year and determines whether to re-engage the current firm or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the registered public accounting firm, along with their capabilities, technical expertise, and knowledge of the Company’s operations and industry. Based on these evaluations, the Audit Committee decided to engage Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2024.
This report is submitted on behalf of the Audit Committee of the board of directors of Texas Capital Bancshares, Inc.

Dated: February 13, 2024	James H. Browning, Chair
Jonathan E. Baliff
David S. Huntley
Charles S. Hyle
Thomas E. Long

TCBI 2024|Notice of Annual Meeting and Proxy Statement 50

Audit Matters
Auditor Fees and Services
The Audit Committee has appointed Ernst & Young LLP to continue as the Company’s independent registered public accounting firm for the 2024 fiscal year. Fees for professional services provided by the Company’s independent registered public accounting firm in each of the last two fiscal years, in each of the following categories, were:

(in thousands)	2023	2022
Audit fees	$2,955	$2,282
Audit-related fees	250	—
Tax fees	645	501
Total	$3,850	$2,783
Fees for audit services include fees associated with the audit of the Company’s annual consolidated financial statements and internal controls over financial reporting, the review of periodic reports and other documents filed with the SEC, including the consolidated financial statements included in the Company’s Form 10-Qs, comfort letters, accounting consultations billed as audit services and services that are normally provided in connection with statutory or regulatory filings or engagements. Tax fees included various federal, state and local tax compliance services, as well as tax consultations.
Pre-approval Policies and Procedures
The Audit Committee adopted a policy that requires advance approval of all audit, audit-related and tax services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee delegated to the chairman of the Audit Committee authority to approve permitted services provided that the chairman reports any decisions to the Audit Committee at its next scheduled meeting.
PROPOSAL TWO – Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm
The Audit Committee appointed Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2024. The Company is seeking stockholder ratification of the appointment of Ernst & Young LLP for fiscal year 2024. Stockholder ratification of the appointment of the Company’s independent registered public accounting firm is not required by the Company’s bylaws, state law or otherwise. However, the board of directors is submitting the appointment of Ernst & Young LLP to the Company’s stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the appointment of Ernst & Young LLP, the Audit Committee will consider this information when determining whether to retain Ernst & Young LLP for future services. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from the Company’s stockholders. See the discussion at “Auditor Fees and Services” above for information regarding the services provided to the Company by Ernst & Young LLP.
Proposal Two requires the affirmative vote of the holders of a majority of the outstanding shares of common stock present, in person or represented by proxy, and entitled to vote on the proposal at the Annual Meeting.
The board of directors unanimously recommends that you vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2024.
TCBI 2024|Notice of Annual Meeting and Proxy Statement 51

Executive Compensation
EXECUTIVE COMPENSATION
See “Annex A” to this Proxy Statement for information about the use of certain non-U.S. GAAP financial measures in the Executive Compensation section of this Proxy Statement.
TCBI 2024|Notice of Annual Meeting and Proxy Statement 52

Executive Compensation
PROPOSAL THREE – Advisory Approval of the Company’s Executive Compensation
In accordance with the requirements of Rule 14a-21(a) under the Securities Exchange Act of 1934 (the “Exchange Act”), the Company is providing stockholders with an advisory vote to approve executive compensation on an annual basis, commonly referred to as a “Say on Pay” vote. The Company has held a say on pay vote annually since the Company’s 2011 annual meeting of stockholders.
The Company believes that its executive compensation programs effectively align the interests of its named executive officers, or NEOs, with those of its stockholders by creating a combination of incentive compensation arrangements, in both cash and equity-based programs, which are directly tied to performance and creation of stockholder value, coupled with a competitive level of base compensation. The Company's objective is that the NEOs should have a substantial portion of total compensation derived from performance-based incentives.
At the Company’s 2023 Annual Meeting of Stockholders, the Company received the affirmative support of 67.1% of votes cast in favor of its 2022 executive compensation. In response to the stockholder vote, and after engaging with stockholders and stockholder advisory firms during the Company’s Fall 2023 engagement, the Committee made changes to the disclosure of the Company’s executive compensation programs. See “2023 Say on Pay Vote and Stockholder Engagement” below.
The Board values stockholders’ opinions, and, as in prior years, the Board intends to evaluate the results of the 2024 vote when making future decisions regarding compensation of the NEOs. The Company encourages you to carefully review the “Executive Compensation” section of this Proxy Statement and particularly the “Compensation Discussion and Analysis” for a detailed discussion of the Company’s executive compensation programs.
This annual advisory vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s NEOs and the policies and practices with respect to their compensation described in this Proxy Statement. Your vote on Proposal Three is advisory and, therefore, not binding on the Company, the board of directors or the Compensation and Human Capital Committee. This advisory vote may not be construed as overruling a decision by the Board, nor create or imply any additional fiduciary duty of the Board.
The Company is asking stockholders to indicate their approval, on an advisory basis, for the 2023 compensation paid to the Company’s NEOs by voting FOR the following resolution:
RESOLVED, that the stockholders approve, on an advisory basis, the 2023 compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to SEC Regulation S-K, Item 402, including the Compensation Discussion and Analysis, the compensation tables and the narrative executive compensation disclosures to the compensation tables included in this Proxy Statement.
Proposal Three requires the affirmative vote of the holders of a majority of the outstanding shares of common stock present, in person or represented by proxy, and entitled to vote on the proposal at the Annual Meeting.
The board of directors unanimously recommends that you vote “FOR” approval of this resolution.
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes the objectives and elements of the Company’s executive compensation program, its alignment with performance decisions regarding named executive officers and actions of the Compensation and Human Capital Committee (“Compensation Committee”). In view of the Company’s competitive performance and historical earnings levels and earnings growth, the Compensation Committee believes that the Company’s executive compensation philosophy and practices have been successful in attracting and retaining talented, dedicated executive officers and providing them with competitive compensation levels that are properly aligned with stockholder interests.
TCBI 2024|Notice of Annual Meeting and Proxy Statement 53

Executive Compensation
Executive Summary
The Compensation Committee is committed to an executive compensation program that drives pay-for-performance, appropriately balances risk, rewards the creation of stockholder value, and reinforces individual accountability through a robust performance management program and compensation forfeiture provisions.

Stockholders Should Approve the NEO Compensation
1	Company Performance	2	Performance Evaluation Framework

•Substantial and transformative investments over the past two years delivering a higher operating model
•Steadfast commitment to the long-term strategic plan, continuing to execute on the vision to transform the Company into Texas’ flagship financial services firm and serve the best clients in its markets
▪Continued expansion of products and services
◦Largest sole-arranged term loan transaction in the country
◦Completed first sell-side advisory transaction, validating platform
▪Strong fee revenue (non-interest income) of $161.4 million, predominantly related to Investment Banking and Trading Income, which experienced a 146% year over year increase
•Other highlights
▪Growth in book value per share[1] and tangible book value per share[2] (both up 8.7% in 2023) to a record level for the firm of $61.37 and $61.34, respectively, and maintenance of strong capital position (CET1 ratio[3] of 12.65% at year-end) provide solid foundation
▪Rebalancing deposit base by shifting away from a reliance on higher-cost, index deposit sources
▪Numerous awards and recognitions
For more information, see “Company Performance” below.

•Total incentive compensation awarded for 2023 directly tied to overall performance
•Overall performance evaluated through robust performance management program, including assessment of Company performance on two financial metrics, Return on Average Assets and Efficiency Ratio, and individual performance
•Strategic performance assessment considered individual contributions towards numerous customized management strategic objectives
•All financial and strategic performance measures evaluated against a detailed scorecard
 For more information, see “Performance Assessment Framework” and “Compensation Determination Framework” below.

3	NEO 2023 Compensation

•NEO incentive compensation for 2023 relative to target reflects Company performance against financial targets including individual performance on individualized management strategic objectives
•NEO short-term incentive plan is based on financial (70%) and strategic (30%) goals, ensuring strong pay-for-performance alignment
•In assessing and determining NEO performance and compensation, the Compensation Committee evaluated Company performance and determined payout at an aggregate of 35% of target on the financial metrics
•Performance on the management strategic objectives ranged for the NEOs from 80% to 150%, which resulted in an aggregate 59% - 80% of target payout for the NEOs for the 2023 performance year
•Compensation Committee certified a payout of 85.84% of target on the 2021 performance-based RSUs

•For 2023 performance, the Compensation Committee awarded Mr. Holmes total direct compensation of $6,648,238, comprised primarily of the following:
◦$1,000,000 in base salary
◦$5,627,438 in variable compensation, comprised of
▪$1,600,000 annual incentive plan (cash) bonus (80% of target)
▪$4,027,438 long-term incentive compensation (generally 1/2 in performance-based RSUs; 1/2 in time-based RSUs)
For more information, see “NEO 2023 Compensation” below.

4	Pay Practices	5	Risk Management and Accountability

•Incentive compensation tied directly to NEOs’ overall performance (e.g., Company and individual), following sound compensation governance principles
•Awarded majority of 2023 target incentive compensation in long-term equity (for 2023 annual awards, evenly split between performance-based RSUs and time-based RSUs)
•Over recent years, pay practices adjusted to address stockholder concerns
For more information, see “2023 Say on Pay Vote and Stockholder Engagement” and “Pay Practices” below.

•Risk balancing features, such as awarding a majority of variable compensation in long-term equity, and imposing caps on incentive compensation payouts, discourage excessive risk-taking
•Recoupment and Forfeiture Policy adopted in 2022, expanded in 2023, strengthens the firm’s ability to recover and/or cancel cash incentive compensation and/or long-term equity awards under appropriate circumstances, including certain financial restatements
For more information, see “Risk Management and Accountability” below.

[1] Stockholders’ equity excluding preferred stock divided by shares outstanding at period end.
[2] Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.
[3] Common Equity Tier 1 capital divided by risk-weighted assets.

TCBI 2024|Notice of Annual Meeting and Proxy Statement 54

Executive Compensation

Executive Officers
The Company’s current executive officers, and the positions held by them as of the date of this Proxy Statement, are:
Rob C. Holmes, CEO and President of the Company and Texas Capital Bank. Mr. Holmes, age 59, has served as CEO and President of the Company and Texas Capital Bank and as a member of the board of directors since January 2021. He worked for JPMorgan Chase & Co. and its predecessor firms from 1989 until 2020, where he served as Global Head of Corporate Client Banking and Specialized Industries from 2011 until 2020. During that time, he had end-to-end responsibility for the business, providing global treasury management services, credit, and investment banking solutions to clients in North America, as well as select countries in Europe and Asia. He also shared oversight of the Commercial Banking Credit Markets business, which provided Asset Based Lending and other credit solutions, and of Business Transformation efforts for large, multinational corporations. Mr. Holmes was a member of JPMorgan’s Commercial Banking Operating Committee and served on the Board of Managers of J.P. Morgan Securities LLC. Prior to serving as head of JPMorgan’s Corporate Client Banking and Specialized Industries, he was the co-head of JPMorgan’s North American Retail Industries Investment Banking practice and the head of Investment Banking for the southern region of the U.S. Mr. Holmes serves on the Board of Directors for Dillard’s, Inc. as well as the advisory board of The University of Texas at Austin McCombs School of Business. He is also a member of the Development Board for the University and an inaugural member of the executive committee. In addition, he is active on the boards of Dillard’s, Inc. and the Baylor Health Care System Foundation.
Anna M. Alvarado, Managing Director, CLO and Corporate Secretary of the Company and Texas Capital Bank. Ms. Alvarado, age 45, has served as Executive Vice President, Chief Legal Officer (“CLO”) and Corporate Secretary of the Company and Texas Capital Bank since October 2021, and Managing Director since March 1, 2023. She served as global General Counsel at FirstCash, Inc., a Fort Worth-based consumer financial services and retail company and the leading international operator of pawn stores from January 2015 through October 2021. While there, Ms. Alvarado oversaw an international team of more than 50 and led important initiatives including the company’s Latin American expansion and several domestic and international acquisitions. Prior to joining FirstCash, Ms. Alvarado served as an attorney at Texas-based firms Tanner & Associates PC and Hill Gilstrap PC.
John W. Cummings, Managing Director and CAO of the Company and Texas Capital Bank. Mr. Cummings, age 63, has served as the Company’s Chief Administrative Officer (“CAO”) since October 2022, Texas Capital Bank’s CAO since January 2022, Managing Director since March 1, 2023. Prior to joining Texas Capital Bank, he spent nine years at Citigroup Inc. serving most recently as head of its Wealth Advisory business. He previously served as Chief Operating Officer and Head of U.S. Investment Products for Citigroup Personal Wealth Management. Before Citigroup, Inc., Mr. Cummings was with Merrill Lynch & Co. for 27 years, where he began his career and advanced through assignments within Finance, Corporate Services, Sales and Head of Global Technology & Operations before serving as Chief Operating Officer of the Global Private Client business and Head of the Retirement, Trust Company, Clearing and Digital Investments businesses. Mr. Cummings has served on the Board of Directors of the Depository Trust Company, Level 8 and on the Advisory Board for Columbia University Master of Science in Technology Management program.
J. Matthew Scurlock, Managing Director and CFO of the Company and Texas Capital Bank. Mr. Scurlock, age 42, has served as the Company’s Chief Financial Officer (“CFO”) since January 2022 and Managing Director since March 1, 2023, and served as Executive Vice President, Corporate Treasurer from May 2019 through December 2021, where he was most recently responsible for managing the Corporate Finance, Investor Relations, Corporate Treasury, and Corporate Strategy initiatives. He was Director of Finance from July 2017 through April 2019, and Capital Analytics & Stress Testing Manager from August 2013 to June 2017. Prior to joining the Company, Mr. Scurlock worked for Deloitte & Touche LLP, where he provided strategic consulting to financial services clients. Prior thereto, he served as a Vice President in the Corporate Finance group for Zions Bancorporation, leading financial modeling and balance sheet management efforts.
Tim J. Storms, Managing Director and CRO of the Company and Texas Capital Bank. Mr. Storms, age 65, assumed the role of Executive Vice President and Chief Risk Officer (“CRO”) of the Company and Texas Capital Bank on February 22, 2021, Managing Director since March 1, 2023. Mr. Storms worked at
TCBI 2024|Notice of Annual Meeting and Proxy Statement 55

Executive Compensation
JPMorgan Chase & Co. and its predecessor firms from 1981 until his retirement in 2019, where he served as Chief Risk Officer of Commercial Banking’s Real Estate businesses from 2015 to 2019. Prior to that position he held several key executive positions including Chief Credit Officer of Commercial Banking and Head of Risk Management for corporate clients and real estate across North America for Investment Banking. Mr. Storms was also a member of a number of committees, including the Risk Operating Committee of Investment Banking and Commercial Banking.
Named Executive Officers
The Named Executive Officers (NEOs) for 2023 are:

Named Executive Officer	Title
Rob C. Holmes	Chief Executive Officer, President[1] and Director
J. Matthew Scurlock	Managing Director and CFO[1]
John W. Cummings	Managing Director and CAO[1]
Tim J. Storms	Managing Director and CRO[1]
Anna M. Alvarado	Managing Director, CLO and Corporate Secretary[1]

[1] Also serves in the same capacity for Texas Capital Bank.
2023 Say on Pay Vote and Stockholder Engagement
The Company’s annual Say on Pay vote is one of the opportunities to receive feedback from stockholders regarding the Company’s executive compensation program, and as such is taken very seriously by the Compensation Committee and the Board. The Company’s fiscal 2022 executive compensation program received the support of approximately 67.1% of the votes cast at the 2023 annual meeting of stockholders. This reflected an increase in support from the prior year, but at a level below the Company’s goal, which indicated that there was an opportunity to understand stockholders’ feedback and take action to be responsive. As a result, the Company continued to actively seek feedback from stockholders, reaching out to stockholders during the fall of 2023 owning more than 66.7% of the outstanding common stock, and speaking with stockholders holding approximately 37% of the common stock, to better understand what motivated their votes and attempt to address any ongoing concerns. In addition, several of the top holders who the Company reached out to indicated that they did not need to meet with the Company this year (for a total of 51.7%).
Three directors – the Chairman (Mr. Stallings), the Compensation Committee Chair (Mr. Tremblay), and a Compensation Committee member (Mr. Rosenberg) – and members of executive management, participated in conversations with stockholders owning approximately 37% of the common stock. Overall, the engagement meetings were positive and constructive, with many investors expressing appreciation for the milestone accomplishments under the Company’s 2021 strategic plan, the build-out of the executive team, and additional discussion concerning the compensation plans. All feedback was shared with the Compensation Committee and the board of directors and helped to shape changes made to the Company’s executive compensation program disclosure, as set forth below and elsewhere in this CD&A.
Through this engagement, the Company learned that stockholders were largely supportive of the executive compensation program design for fiscal 2022, which was the subject of the Say on Pay Vote at the 2023 annual meeting of stockholders. Furthermore, stockholders appreciated the Company’s responsiveness to their prior feedback concerning enhanced disclosure regarding prior year payout determinations and the annual incentive plan structure. Stockholders wanted to further understand Mr. Holmes’ total fiscal year 2022 compensation package, even though it was substantially lower than the prior year, when he was hired. During these conversations, the Board discussed the components of Mr. Holmes’ 2022 compensation, including the methodology and rationale for setting the levels of his target short- and long-term compensation, and the amounts awarded as 2022 incentive compensation. The Board explained the importance of the Company substantially achieving certain of the goals of the 2021 strategic plan during 2022 and the reasons
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for the attendant compensation levels.
The Board also specifically discussed with stockholders the changes for 2023 to a more financial-based annual incentive plan design (70% weighting) and explained that the Company would disclose in this Proxy Statement the minimum, target and maximum hurdles for the two financial performance measures, together with the actual achievement and the payout. Stockholders appreciated that there were more quantitative metrics in the 2023 annual incentive plan than in prior years.
The Board also discussed with stockholders the remaining performance measures used in the annual incentive plan and the performance measures used in the 2023 long-term (equity) incentive plan (with a three-year performance period). Several stockholders understood the need for qualitative metrics to continue to be included in the annual incentive plan given the turnaround of the Company and the time horizon required to create long-term value but equally expressed a preference for the additional quantitative measures over the fiscal 2022 incentive plans. Stockholders asked for earlier disclosure of the metrics and general targets for incentive plans, and more detailed disclosure around the strategic objectives included in the annual incentive plan.
The Compensation Committee and the Board greatly value these engagements with stockholders and are committed to maintaining ongoing dialogue and incorporating stockholder feedback into the design of the executive compensation program going forward.
The following table summarizes feedback themes heard from stockholders and actions taken to be responsive:

What the Board Heard	Our Perspective and How the Board Responded
Preference for more disclosure, including more narrative on the individual NEOs’ performance on the management strategic objectives considered by the Compensation Committee as a component of the annual incentive plan

Additional disclosure on the individual NEOs’ performance on the management strategic objectives is included in this Proxy Statement. See “Performance Assessment” and “Individual Performance Summaries”

General preference for more quantitative performance measures in the Company’s short- and long-term incentive plans
The Company’s 2023 annual incentive (bonus) plan now has a significant amount of the performance bonus potential based on financial metrics. The 2023 plan utilized Return on Average Assets (35% weighting) and Efficiency Ratio (35% weighting) as the financial metrics.
The remaining 30% of the short-term incentive plan potential was based on the NEOs’ individual performance on management strategic objectives customized for each NEO (30% weighting) based on four themes: Employer of Choice, Earn the Right, Financial Resilience and First Call. Strategic Objectives were included to allow the Compensation Committee to consider the Company’s progress on its 2021-announced strategic plan.
The long-term (equity) incentive plan performance measures for the PRSUs awarded in 2023 were ROTCE (60% weighting) and Relative TSR (40% weighting) over a 3-year performance period (no change from 2022)

Preference for enhanced disclosure of the incentive compensation metrics applied and the rationale behind these decisions
It is Company policy to disclose the actual performance hurdles for the short- and long-term performance metrics after the performance period has concluded. This Proxy Statement includes the detailed plan hurdles and performance for the 2023 short-term incentive plan and the 2021 long-term incentive plan (PRSU) awards, for which the performance periods recently concluded. For more information about the rationale for our performance metrics, see “Performance Assessment Framework” and “Compensation Determination Framework”

Future advisory votes on executive compensation and continued dialogue with stockholders will continue to serve as an additional tool to guide the board and the Compensation Committee in evaluating the alignment of the Company’s executive compensation program with the interests of the Company and its stockholders.
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Executive Compensation Supports Business Transformation
The Compensation Committee continues to make changes to the Company’s executive compensation program to reflect the transformation of the Company and its long-term strategic goals. The Compensation Committee views executive compensation as instrumental in the Company’s ability to drive stockholder value through plans and programs that reinforce shared success, serve to attract the talent needed to effectively develop and execute on the Company’s strategic priorities, align the interests of executives with those of stockholders over the short-, medium-, and long-term, and discourage imprudent or excessive risk-taking and hold individuals accountable, as appropriate.
Enhancements to the Compensation Program
To foster and reinforce alignment between the interests of the NEOs and those of stockholders, the Compensation Committee made a number of enhancements to the Company’s executive compensation program, specifically:

Changed Annual (Cash) Incentive Compensation Plan Design
For 2022:
Evaluating Company performance across 14 different financial metrics.
40% of incentive target based on financial metrics; 60% of incentive target based on achievement of key strategic initiatives (2/3 on achievement of Four Top CEO Strategic Goals, and the remainder on other Company Strategic Goals). A high percentage of annual plan goals were dedicated to strategic measures to assure continued progress on implementation of the 2021 strategic plan.
For 2023:
Performance measures have substantially greater emphasis on quantitative measures: Financial Measures (70% weighting): Return on Average Assets (35% weighting) and Efficiency Ratio (35% weighting), and Management Strategic Objectives (30% weighting). MSOs are customized for each NEO based on four Company-wide strategic goals. See “Performance Assessment Framework” below.
For 2024:
No change.

Long-Term (Equity) Incentive Compensation Plan Design
For 2022:
Replaced EPS and substituted Three-Year Average ROTCE (at 60% weighting) as the primary performance measure. Maintained Relative TSR against peers (at 40% weighting). These performance measures were included in a performance-based RSU over a three-year performance period (50% of the award). Remaining 50% of the award was time-based RSUs vesting ratably over 3 years.
For 2023:
No change: Performance measures were Three-Year Average ROTCE (60% weighting) and Relative TSR against peers (40% weighting) over a 3-year performance period. The performance hurdles for the full three-year performance period were determined at the time of grant.
For 2024:
No change, except that Relative TSR will be measured against the KBW Regional Bank Index, instead of a peer group of banks.

Adopted Enhanced Recoupment and Forfeiture Policy
The Company’s recoupment policy was expanded in 2023 to comply with NASDAQ listing standards and, among other things, and now covers both cash incentive and equity awards made in the prior 4 years to designated classes of employees, including the NEOs, requiring return, reimbursement and/or forfeiture of awards (or return of the proceeds received from the sale of equity awards) in case (1) of a financial restatement due (a) to the gross negligence, intentional misconduct or fraud by a current or former employee, or (b) to a material financial reporting violation under the federal securities laws, (2) the Company suffers extraordinary financial loss, reputational damage or similar adverse impact resulting from the acts or omissions made by the employee, or (3) of an act or omission of a covered employee that constitutes a violation of a Company policy or a non-competition, non-solicitation or other restrictive covenant.

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1	Company Performance

2023 Financial Performance

$171.9 Million Net Income[1] down 45.5% [2]	$3.54 Diluted EPS[3] down 42.7%[2]	0.64% ROAA[4] down 38.5%[2]

70.4% Efficiency Ratio[4] up 18.5%[2]	6.2% ROTCE5† down 45.6%[2]	6.2% ROACE[6] down 45.1%[2]

2023 Company Achievements
•The Company accomplished what it set out to do in 2023 despite the external challenges
▪Created a Texas-based platform providing our clients with the widest possible range of differentiated products and services, on parity with the largest money center banks
▪Positioned to serve as a relevant, trusted partner for the best clients in all our markets
▪Transforming the Company into Texas’ flagship financial services firm
•Substantial and transformative investments over the past two years delivered a higher operating model – continued progress on the core components of long-term value creation
•Highlights include:
▪Strong fee revenue (non-interest income) of $161.4 million, predominantly related to Investment Banking and Trading Income, which experienced a 146% year over year increase
▪Realized third largest improvement in efficiency ratio[4] and fourth largest improvement in return on assets[4] in the proxy peer group on a core basis
▪Achieved low end of 2025 target on Non-Interest Income as a percentage of Revenue of 15% for full-year 2023
▪Earnings per share[3] declined 43% year over year; on an adjusted basis earnings per share7† grew 23%
▪Growth in book value per share[8] and tangible book value per share[9] (both up 8.7% in 2023) to a record level for the firm of $61.37 and $61.34, respectively
▪Maintenance of strong capital position (CET1 ratio[10] of 12.65%, ranked 4th amongst the largest banks in the country) provide solid and financially resilient foundation, demonstrating prudent deployment of capital into best-in-class clients
◦Entered 2023 with exceptionally strong capital and liquidity
◦Throughout the year, maintained a higher ratio of tangible common equity to tangible assets than any U.S. bank with assets over $200 billion, inclusive of the mark-to-market impact of the firm’s bond portfolio
◦Maintain higher levels of cash, as a percentage of total asset base, than the average bank to serve clients
◦Rebalancing deposit base by shifting away from a reliance on higher-cost, index deposit sources
•Sacrificed potential growth and earnings over the past three years to ensure the firm is prepared to deal with, and to help clients deal with, uncertain financial times, as witnessed in March 2023 with bank failures
•Accomplishments:
•Texas Capital Funds Trust launched three Exchange Traded Funds: Texas Capital Texas Equity Index ETF (NYSE Arca: TXS), Texas Capital Texas Oil Index ETF (NYSE Arca: OILT), and Texas Capital Texas Small Cap Equity Index ETF (NASDAQ: TXSS)
•Best Regional Bank for 2023 (Bankrate); Most Trusted Bank in America (Newsweek)
•Bask Interest Savings Account selected as Best Savings Account amongst the 40th largest U.S. consumer banks (U.S. News & World Report)
•Commercial loan syndication business ranked in top 10 of U.S. Middle Market Loan Syndication Book runners for the first six months of 2023 (Refinitiv LPC)
•Sole arranger on largest privately arranged public company financing in 2023
•Completed first sell-side advisory transaction, validating advisory expertise and platform

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[1] Net income available to common stockholders. [2] Percentage change over the prior fiscal year. [3] GAAP diluted earnings per common share. [4] Return on Average Assets (ROAA) is net earnings divided by average assets. Efficiency Ratio is non-interest expense divided by the sum of net interest income and non-interest income. ROAA and Efficiency Ratio are performance measures used in the Company’s 2023 Annual Incentive (bonus) Plan. See “Pay Practices – Elements of the Compensation Program – Annual Incentive Compensation” below for definitions and more information about how these performance measures were calculated. [5] Return on Tangible Common Equity (ROTCE) is net income available to common stockholders as a percentage of average tangible common equity. [6] Return on Average Common Equity (ROACE). [7] Adjusted diluted earnings per common share. [8] Stockholders’ equity excluding preferred stock, divided by shares outstanding at period end. [9] Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end. [10] Common Equity Tier 1 capital divided by risk-weighted assets. † ROTCE and Adjusted earnings per share are non-GAAP financial measures. See Annex A for information concerning these measure, including a description of how these measures are calculated and a reconciliation to the most comparable GAAP financial measure.

2	Performance Assessment and Compensation Determination Framework

To make compensation decisions that drive sustained stockholder value, the Compensation Committee provides strong oversight and relies on a sound set of compensation principles, a disciplined performance assessment framework, consultation by and engagement of an independent advisor, and is informed by market data.
Committee Oversight
The Compensation Committee oversees the Company’s executive compensation programs. Each member of the Compensation Committee is an “independent director” as defined by the Nasdaq Stock Market Listing Standards and SEC rules. With approval of the Board, the Compensation Committee developed and applies a compensation philosophy that focuses on a combination of competitive base salary and incentive compensation, including cash and equity-based programs, which are directly tied to performance and creation of stockholder value. That philosophy includes the tenet that a significant amount of the executive’s compensation should be variable.
The Compensation Committee meets throughout the year, including formal meetings, informal conferences and discussions with other directors, management and consultants. The Compensation Committee works with executive management, primarily the CEO, to assess the compensation approach and compensation levels for the executive officers and key employees other than the CEO. The Compensation Committee makes recommendations to the Board with respect to the overall executive compensation programs, philosophy and objectives of the Company. The Compensation Committee establishes objectives for the Company’s CEO and sets the CEO’s compensation based, in part, on the evaluation of market data provided by its independent compensation consultant as well as Board approved financial plans for the Bank. The Compensation Committee also reviews and recommends to the Board the Company’s annual and long-term incentive plans for executive officers. Additional Compensation Committee oversight responsibilities are included in its Committee charter.
The Compensation Committee regularly reviews the Company’s compensation programs to ensure that compensation levels and incentive opportunities are competitive and reflect performance, and do not incentivize excessive risk taking. Factors considered in assessing the compensation of individual officers may include the Company’s overall performance, the officer’s experience, performance and contribution to the Company, the achievement of strategic goals, external equity and market value, internal equity, fairness and retention. There are no material differences in compensation policies and approach among the NEOs, as all relate primarily to performance and contribution in achieving consolidated results. In the case of the NEOs other than the CEO, the CEO makes recommendations to the Compensation Committee regarding salary increases, annual incentive amounts and total compensation levels.
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Compensation Philosophy and Objectives
The Company provides a compensation package for the NEOs that is primarily driven by the overall economic performance of the Company and progress on the Company’s transformational strategic plan, together with a focus on the performance of each executive, which the Company believes impacts its overall long-term profitability. The objectives of the Company’s executive compensation programs are:
•to attract and retain highly qualified executive officers by providing total compensation opportunities that are competitive with those provided in the industry and commensurate with the Company’s business strategy and performance objectives;
•to provide incentive and motivation for the executive officers to enhance stockholder value by linking their compensation to the value of common stock;
•to provide an appropriate mix of fixed and variable pay components to establish a “pay-for-performance” oriented compensation program, and requiring a significant amount of the executive’s compensation to be variable (See “2023 Target Pay Mix” below); and
•to provide competitive compensation opportunities and financial incentives without imposing excessive risk to the Company, and to ensure that appropriate standards related to asset quality, capital management and expense management are maintained.
The Compensation Committee targets total compensation paid to the Company’s executive officers to be aligned with the 50th percentile of the Company’s peer group and market. Some executive officers may be below the 50th percentile, while some may be above, depending on the facts and circumstances of each executive including experience, time in position and performance.
The Compensation Committee believes that the direct ownership of substantial amounts of common stock combined with stock-settled incentives combine to strongly align the interests of the Company’s senior executive officers with the interests of stockholders. The Company’s NEO compensation arrangements place a large amount of each individual’s future compensation “at risk” relative to the performance of the Company’s common stock. NEOs’ significant investments in common stock, as required by the Company’s executive stock ownership guidelines, which were expanded in 2022, also make executives sensitive to declines in stock price.
The Compensation Committee generally considers the returns realized by stockholders through increases or decreases in the price of the Company’s common stock in the course of establishing NEO equity incentive compensation performance targets and in determining annual incentive compensation and vesting of long-term performance-based incentives.
The Company’s long-term performance-based incentives are earned based on achievement of performance measures. These performance measures are based on the Company’s financial performance and take into account the importance of balancing the risk appetite and risk management framework established by the board of directors, regulatory expectations for safe and sound operation of a federally insured bank and the desire and ability of executive leadership and employees to achieve long-term, sustainable growth in stockholder value.
Performance Assessment
The cornerstone of the compensation program is the performance assessment, which is guided by a robust performance assessment framework, supported by a process overseen by the Compensation Committee, and directly drives the outcome of incentive compensation awarded.

Performance Assessment Process
The Compensation Committee directly oversees the performance management of the named executive officers and approves their compensation after considering overall performance against their annual objectives. The Compensation Committee reviews and approves the annual financial and non-financial performance objectives set by the CEO. These objectives are aligned with the Company’s strategic plan, risk
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appetite, and risk and control framework. The objectives then flow through to each named executive, who establishes aligned goals that are reviewed by the Compensation Committee.

For the Company performance component, the Compensation Committee evaluates Company results after the end of the performance year, taking into account financial outcomes, consistency with the strategic plan and risk appetite, prior year performance, and execution of key initiatives and other qualitative factors. The CEO and the Compensation Committee assess Company performance as a starting point for determining compensation for named executive officers. Additional details on the Company performance determination for 2023 are discussed under “Company Performance” above.

For the individual performance and risk accountability (risk overlay) components, at the end of a performance period, the CEO evaluates the performance of the other named executive officers against their objectives. The performance evaluation of each named executive officer includes performance related to risk accountability, group financial performance, quantitative measurable achievements on financial and strategic goals, and overall management effectiveness. For Mr. Holmes, a formal performance assessment framework, including quantitative and qualitative objectives, was used to assess his performance and determine his compensation for the 2023 performance year.
Performance Assessment Framework
The Company’s performance assessment framework evaluates the performance of the named executive officers on the basis of the following categories:

Company Performance	• Reflects two financial metrics: Return on Average Assets and Efficiency Ratio

Strategic Performance
• Reflects execution by the NEOs against Management Strategic Objectives, tailored for each NEO’s role, based on the following four strategic goals:
▪Employer of choice in Texas for people interested in growing their career in financial services
▪Strong execution on the core set of financial products coupled with industry expertise and higher touch service that earns us the right to provide advice when it counts
▪Financially resilient bank that is easy to do business with and is both proactive and responsive to client, employee and community needs
▪Build trusted relationships in our core markets and industries that leads us to being a “first call” from top clients and prospects

Within the performance assessment framework, named executive officers have actionable and measurable objectives that are used by the CEO in connection with his recommendations to the Compensation Committee for its consideration and to assess and provide ongoing feedback on performance.

Compensation Determination Framework
The determination of actual annual incentive compensation for 2023 was determined by the Compensation Committee based on a holistic assessment of Company performance, individual performance, and risk accountability. Each named executive officer has a base salary and total incentive compensation target (comprised of annual cash bonus and long-term equity targets), which are established by the Compensation Committee after careful consideration of market data from the Company’s Market Peer Group, the value and importance of the role to the organization, key differentiating factors, and input from the Compensation Committee’s independent compensation consultant.

Based on the factors set forth above, including an overall performance assessment, the Compensation Committee determined each named executive’s total incentive compensation for 2023. Consistent with the
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compensation principles of paying for performance and promoting effective risk management, the Compensation Committee weights target incentive compensation opportunities – and thus incentive compensation awards – more heavily toward compensation that vests over time, pays out based on performance that creates long-term value, and is subject to forfeiture or recovery (as appropriate). See “Pay Practices” for further detail.
Role of Compensation Consultant
The Compensation Committee engaged Pearl Meyer as its independent executive compensation consulting firm for 2023 to provide:
•expertise on compensation strategy and program design;
•information relating to the selection of the Company’s peer group and compensation practices employed by the peer group and overall market;
•advice regarding structuring and establishing executive compensation plans or arrangements that are aligned with the objectives of the Company and the interests of stockholders;
•recommendations to the Compensation Committee concerning the existing executive compensation programs and changes to such programs; and
•benchmarking of director pay.
Pearl Meyer provided its executive compensation consulting services under the direction of the Compensation Committee and did not provide any additional services to the Company (other than a review of director pay for the Board). Management provides input to the compensation consultant but does not direct or oversee its activities with respect to the Company’s executive compensation programs. In order not to impair the independence of the compensation consultant, or create the appearance of an impairment, the Committee follows a policy that the compensation consulting firm may not provide other services to the Company. The Compensation Committee has evaluated Pearl Meyer’s independence, including the factors relating to independence specified in Nasdaq Stock Market Listing Rules, and determined Pearl Meyer to be independent.
Compensation Peer Group
The Compensation Committee works with the independent compensation consultant to collect and review competitive market compensation practices. As one point of reference, the Compensation Committee reviews compensation practices for a peer group of publicly traded banks and bank holding companies of comparable size. The peer group used in evaluating and setting 2023 NEO target compensation included the following:

Associated Banc-Corp	Hancock Whitney Corporation
BankUnited, Inc.	Pinnacle Financial Partners, Inc.
Bank OZK	Prosperity Bancshares Inc.
BOK Financial Corporation	Simmons First National Corporation
Comerica Incorporated	Synovus Financial Corp.
Cullen/Frost Bankers, Inc.	Western Alliance Bancorporation
F.N.B. Corporation	Wintrust Financial Corporation
Pearl Meyer conducted a review of the Company’s peer group in mid-2023 and, based on that review, no changes were made to the peer group.

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3	Named Executive Officer 2023 Compensation

2023 Target Pay Mix
The following is the 2023 target pay mix for the CEO and the average of the other NEOs:

2023 CEO Target Pay Mix

15%
15%
54%
31%
85%
Base Salary
Short-Term Incentives
Long-Term Incentives
Fixed
Variable / At Risk

2023 Ave. NEO Target Pay

35%
35%
35%
30%
65%
Base Salary
Short-Term Incentives
Long-Term Incentives
Fixed
Variable / At Risk

2023 Annual Incentive Plan Performance Summary
The Compensation Committee assessed the Company’s performance as a factor for determining incentive compensation award levels for the named executive officers. In evaluating fiscal 2023 performance, the Compensation Committee reviewed the Company’s performance on two financial performance measures, Return on Average Assets (“ROAA”) (35% weighting) and Efficiency Ratio (35% weighting), and a series of management strategic objectives customized for each NEO (30% weighting).
The Compensation Committee assessed performance on the two financial metrics at an aggregate 35% of target, with target representing estimated expected performance levels. For additional information of the performance on the financial goals, see “Elements of the Compensation Program – Annual Incentive Compensation” below.
The Compensation Committee determined aggregate individual NEO performance on the management strategic objectives from 80% to 150% of target with differences in the strategic performance measures applied to each of the NEOs based on specific individual contributions. The key achievements leading to the Compensation Committee’s decisions include:

•Securing the resiliency of the firm in the wake of regional bank failures
•Core capital priorities regarding client selection and full wallet relationships were also accelerated
•Capital use towards supporting franchise accretive client segments where the firm is delivering its entire platform
•Strong execution on platform build and go-to-market
•Multi-year reallocation of expense into more productive uses after periods of investment
•Favorable capital metrics relative to peers
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•Improved performance against SLA’s across Operations due to modernized technology
•Continued enhancements to the employee experience
•Built best-in-class payments and cash management capabilities, with new wire platform launched
•Several external recognitions – all done in spite of the significant headwinds created by the external environment.
In setting the amount of the bonus pool under the annual performance bonus plan, the Compensation Committee considered the ratio of incentives in relation to pre-tax net income and capital generation.
Individual Performance Summaries

Rob C. Holmes
Chief Executive Officer and President	2023 Compensation Summary
Responsibilities:
Mr. Holmes is the President and Chief Executive Officer (“CEO”) of the Company. He develops and guides the Company’s long-term strategic direction to deliver long-term value for stockholders, employees and other stakeholders.
He is responsible for senior leadership development and succession planning, defining and reinforcing the Company’s mission and culture, and engaging with stockholders, customers, and regulators.

	Base Salary	$1,000,000
	Annual Incentive Award - Cash	1,600,000
	Long-Term Equity Awards	4,027,438
	Other	20,800
	Total	$6,648,238
In 2023, the Company achieved below target performance on the two financial goals in the Company’s annual incentive (cash bonus) plan, Return on Average Assets and Efficiency Ratio, with a payout of 35% of target. Further, the Company continued to make progress on the strategic plan even in light of the financial industry challenges earlier in the year. In addition, Mr. Holmes achieved meaningful progress with respect to the four pillars within the management strategic objectives.
Based on this performance assessment, the Compensation Committee awarded Mr. Holmes an annual incentive plan (cash) award of $1,600,000 (80% of target), and set Mr. Holmes’ 2023 total compensation at $6,648,238, down 17% from 2022.

Performance Category	Performance Highlights
Financial Performance
Under Mr. Holmes’ leadership, the Company:
•Achieved between threshold and target results on the two financial goals in the annual incentive plan
•Earnings per share[1] declined 43% year over year; on an adjusted basis earnings per share[2] grew 23%
•Strong fee revenue (non-interest income) of $161.4 million, predominantly related to Investment Banking and Trading Income, which experienced a 146% year over year increase
•Growth in book value per share[3] and tangible book value per share[4] (both up 8.7% in 2023) to a record level for the firm of $61.37 and $61.34, respectively

1 GAAP diluted earnings per common share. [2] Adjusted diluted earnings per common share is a non-GAAP financial measure. See Annex A for information concerning this measure, including a description of how this measure is calculated and a reconciliation to the most comparable GAAP financial measure. [3] Stockholders’ equity excluding preferred stock, divided by shares outstanding at period end. [4] Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.

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Management Strategic Objectives
•“Employer of Choice” (A) Launched a comprehensive human capital management technology platform driving cost savings and efficiencies for all employees; Received recognition around top places to work in the Dallas-Fort Worth area; Launched the first Employee Handbook for the firm providing employees with key information that enables success; over 600 roles filled, resulting in 16% of employees getting a new role or a promotion; Significant reduction in voluntary attrition; ~80,000 hours of employee training focused on skill and leadership development; Launched new onboarding program for new hires that enables faster integration into the firm; The Texas Capital Foundation was successfully created and launched
•“Earning the Right” (B) Completed the transformation of the Operations organization resulting in an enhanced client experience and highly efficient processes; Launched the first ETF in the firm; Enhanced client interface through the digital client experience resulting in a best-in-class experience for clients; Received several external awards including Best Savings Account, Best High Yield Savings Account, and Best Money Market Account; Hosted events for clients that included key note speakers with expertise in the external environment; Launched new loan management platform resulting in more efficiencies and better client experience; Built a best-in-class payments and cash management capabilities through our Treasury Services business; Launched a new credit card platform for businesses
•“Financially Resilient” (C) Delivered inaugural Capital Stress Test in 1H2023; Successful launch of a new wire platform to enhance capabilities and client resiliency; Higher ratio of tangible common equity to tangible assets than any U.S. bank with assets over $200B; Top in class on levels of cash as a percentage of total asset base; Both card spend and average deal size on card increased significantly; Closed the first sell-side M&A advisory transaction; Maturing products and services and emerging scale to enhance Business Mix and Profitability
•“First Call” (D) Launched the final suite of Treasury Solutions products resulting in more options for clients and deepening relationships; The volumes flowing through payments systems continue to increase, contributing to an 11% improvement in gross payment revenues in 2023; Triple digit client meetings to better know and understand our clients and offer proactive support; Traded more total securities volume than ever; Largest sole-arranged term loan transaction in the country; Core capital priorities regarding client selection and full wallet relationships were also accelerated

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J. Matthew Scurlock
Managing Director and Chief Financial Officer	2023 Compensation Summary
Responsibilities:
As Chief Financial Officer (“CFO”), Mr. Scurlock is responsible for managing the Company’s overall financial condition, including resource and capital allocation and expense discipline.
He is also responsible for overseeing all corporate finance functions, including Financial Planning and Analysis, Accounting, Finance Operations and Controls, Tax, and Treasury, Banking Sales Enablement, Procurement, and Business Transformation.
He is responsible for investor relations, and personally engages with stockholders, analysts, and rating agencies.

	Base Salary	$512,500
	Annual Incentive Award - Cash	309,000
	Long-Term Equity Awards	584,636
	Other	22,017
	Total	$1,428,153
Performance Category	Performance Highlights
Financial Performance
Under Mr. Scurlock’s leadership,
•Successfully delivered “Finance Transformation” project substantially improving the firm’s analytical and reporting capabilities
•Managed CFO organization to below Annual Operating Plan (AOP) non-interest expense target, delivering Finance, Accounting, and Treasury non-interest expense / Total TCBI non-interest expense in-line with internal target
•Partnered successfully across the firm to effectively navigate March 2023 liquidity events and deliver sector leading outcomes

Management Strategic Objectives
•(A) Successfully reorganized Business Management to align coverage for next phase of the firm’s journey, including setting up Enterprise Project Management Office (EPMO) function, delineating Enterprise Finance, and moving to firm-wide Sales Enablement; Delivered succession plans for key roles reporting to CFO
•(B) Finalized multi-stage Asset Liability Management model implementation substantially reducing processing time, increasing ALCO scenarios by 10x, and maturing the firm’s underlying data infrastructure; Oversaw delivery of Finance Transformation on time, on budget, greatly expanding the firm’s analytical capabilities while lowering risk and increasing efficiency of financial operations. Outcomes included replacing the firm’s FTP process and platform and the firm’s Financial Reporting system; Implemented transparent and enforceable Expense Policy Framework (including Expense Policy and Corporate Engagement and Events Policy) supporting refined resource allocation and improved controls
•(C) Leveraged newly-built Capital and Liquidity Framework to continue balance sheet transition necessary to support delivery of longer-term financial targets while maintaining compliance with internal risk appetite; Realized third largest improvement in efficiency ratio and fourth largest improvement in return on assets in the proxy peer group on a core basis; Delivered inaugural Capital Stress Test in 1H2023; Maintained debt ratings despite greater than 50% of Moody’s Rated U.S. Banks being downgraded and / or placed on negative outlook; Achieved targeted interest rate sensitivity, building rates fall protection near the top of the observed rate cycle while managing Accumulated Other Comprehensive Income (AOCI) to preserve sector leading capital levels; Oversaw design and implementation of service risk assessments
•(D) Directed total addressable market analysis and data cleanup to focus sales efforts on a targeted portfolio more aligned with market opportunity; Defined tiering and coverage strategy to increase market coverage while creating repeatable process to vet new leads and deliver into the prospect portfolio; Leveraged integration of capital allocation framework and client planning to identify, exit, and recycle selected commitments into higher returning, more strategically aligned uses; Restructured Sales Enablement behind comprehensive vision for improved sales processes, infrastructure, and outcomes

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Executive Compensation

John W. Cummings
Managing Director and Chief Administrative Officer	2023 Compensation Summary
Responsibilities:
Mr. Cummings is the Chief Administrative Officer (“CAO”) of the Company, reporting to the CEO.
He is responsible for Consumer Banking, Marketing, Real Estate, Operations, Private Wealth Management, and Community Development (which includes CSR).

	Base Salary	$500,000
	Annual Incentive Award - Cash	380,000
	Long-Term Equity Awards	558,027
	Other	25,596
	Total	$1,463,623
Performance Category	Performance Highlights
Financial Performance
Under Mr. Cummings’ leadership,
•Total assets under management grew 8% from $3.0B in 2022 to $3.3B in 2023
•Drove significant deposit growth across the Consumer platforms while structurally lowering operational expenses
•Developed and executed a successful reengineering of the Operations group, delivering better scale, higher quality and lower risk that reduced expenses and added a structural improvement to the firm’s PPNR

Management Strategic Objectives
•(A) Grew frontline (excluding Operations, Management, Associates and Analysts) headcount; Grew total PWA headcount by 31% during 2023 across all markets; Created onboarding programs and training sessions to reinforce new model; Developed a multi-year and disciplined Corporate Real Estate strategy, negotiated highly favorable terms for improved working space for employees
•(B) Reduction in Operations expense exceeded goal driven in large part by process reengineering and technology-related improvements; Significant progress was also made in automating Treasury new product implementations and Loan Operations processes; Seamless processing of the $1.2B Term Loan (largest of its kind during 2023 and a 1st time execution by TCBI sales and support teams) reflects this achievement of dramatic improvements in quality; Increased customer and deposits analytics / capabilities and improved timeline velocity; Achieved these business and management goals while holding headcount below target
•(C) Matured national Digital Banking platform (Bask Bank), which was named the Best Digital Savings Account by U.S. News & World Report; The Consumer Retail Banking network was reengineered into higher quality and higher growth Financial Centers, and the Bank was named the Best Regional Bank by Bankrate
•(D) The Operations service model reinvented around a new model and a disciplined approach resulting in a better client experience; Lowered operating costs while improving in client ratings of their Operations contact; Specific client category scored Texas Capital as an industry “Leading” service provider; The Bask digital savings account balances grew, while delivering an industry leading digital and client service experience; Significant effort made to raise the awareness of Texas Capital brand resulting in improvements year over year, while market competitor awareness was generally flat in the same time period; Dramatically reduced both client onboarding cycle times and treasury product cycle times; Developed a new Marketing and Communications strategy for the firm, including a new Brand campaign, a significant increase in the volume and leveraging of digital/social marketing, and improved unaided awareness of the Brand by +120%, aided awareness by 20% (per third party surveys)

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Executive Compensation

Tim J. Storms
Managing Director and Chief Risk Officer	2023 Compensation Summary
Responsibilities:
Mr. Storms is the Chief Risk Officer (“CRO”) responsible for management of the Risk Organization, as well Chair of the Executive Risk Committee (“ERC”), which includes the development of, and adherence to, the Risk Appetite Statement of the Company.
Mr. Storms plays a very active role on the Operating Committee, Balance Sheet Committee, Credit Policy Committee, Operational Risk Management Committee, Regulatory Compliance Management Committee, Asset Liability Management Committee and Reputational Risk Committee to ensure that risk management is properly balanced in the implementation of the Strategic Plan.

	Base Salary	$525,000
	Annual Incentive Award - Cash	278,775
	Long-Term Equity Awards	632,132
	Other	19,800
	Total	$1,455,707
Performance Category	Performance Highlights
Financial Performance
Under Mr. Storms’ leadership,
•The Risk Organization was highly disciplined on expenses – Full year costs were below 2023 Annual Operating Plan
•Managed credit decisions to maximize balance sheet and recycling capital in a responsible and financially resilient manner
•Achieved external guidance – annual provision expense was 45 bps of Loans Held for Investment, excluding Mortgage Finance, compared to annual guidance of 40 - 50 bps
•Maintained robust reserve ratios – Total Allowance of Credit Losses to Total Loans Held for Investment of 1.46% (1.79% when adjusting for low-loss mortgage finance loans) at year end is 11 bps greater than peers
•Proactive management of credit – Previously identified legacy loans still on the balance sheet inconsistent with current client selection or underwriting principles were partially resolved with the book balance declining $77M to approximately $62M at year end

Management Strategic Objectives
•(A) Significant progress continued in building the Risk Organization in 2023; Multiple senior hires, including a new Chief Credit Officer, Corporate and Investment Banking Senior Credit Officer and Head of Special Credits; Delivered succession plans for key roles and deeper into the Risk Organization; Streamlined annual Compliance training
•(B) Implementation of Technology Risk Management priorities were fully achieved: All loan approvals now flowing through new Loan Management System; New Current Expected Credit Loss (CECL) platform fully implemented
•(C) Credit Costs and Asset Quality were maintained in line with the Annual Operating Plan and expectations given the significant increase in interest rates and pockets of pressure on the economy; Dual Risk Rating system was fully implemented
•(D) Focus on strong capital and liquidity, together with a culture of transparency was beneficial to the firm in light of the financial industry challenges in 2023; Proactive approach with clients and prospects as well as proactive portfolio credit reviews were key to a positive outcome

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Executive Compensation

Anna M. Alvarado
Managing Director, Chief Legal Officer and Corporate Secretary	2023 Compensation Summary
Responsibilities:
Ms. Alvarado is the Chief Legal Officer (“CLO”) responsible for supervising and coordinating all legal matters for the Company and the Bank, and is also the Corporate Secretary, serving as key legal advisor to the Board of Directors, and a member of the Operating Committee.
As CLO, she oversees legal compliance with the securities laws and banking regulations, oversees the Company’s insurance liability program, serves as the lead legal advisor on all the firm’s strategic initiatives and commercial and transactional matters, oversees the Company’s ESG Council, and advises the Bank on litigation risks.

	Base Salary	$570,000
	Annual Incentive Award - Cash	289,252
	Long-Term Equity Awards	484,698
	Other	18,925
	Total	$1,362,875
Performance Category	Performance Highlights
Financial Performance
Under Ms. Alvarado’s leadership,
•Created legal efficiencies resulting in direct legal and related saves, cost avoidance, reduced bank core legal spend, and provided monetary recoveries for the bank
•Provided legal support for the launch of all new products for the firm’s various LOB’s, including consumer and digital banking, treasury and broker-dealer division, resulting in efficiencies and faster revenue growth for the firm
•Managed internal headcount expense by being below annual operating plan headcount forecast

Management Strategic Objectives
•(A) Identified legal dept. skills gap and hired the right people to assist Lines of Business (Talent and Career Development); Facilitated multiple teach-in events for legal team and business partners; Worked in partnership with Human Resources to launch the first Employee Handbook for the firm; Leveraged technology to streamline legal intakes and inquiries from business partners resulting in increased efficiencies and faster turnaround
•(B) Identified and classified all firm-wide loan, credit and ancillary documents, and significant progress towards tailoring certain documents to certain LOB’s; Significant progress towards firm-wide regulatory change management process in partnership with Compliance
•(C) Spearheaded legal strategy for the firm’s most important cases and credits (fewer lawsuits compared to 2022, and no adverse judgment against the firm)
•(D) Facilitated roll out of several products and services improving client experience for new product launches, money market sweeps, digital banking platform products, and ETFs; Led the firm’s first Our Values in Action Report (ESG Report); Revamped Board of Directors’ Evaluation Process and Director Onboarding for improved governance

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Executive Compensation

4	Pay Practices

Elements of the Compensation Program
The following table sets forth a high-level summary of named executive officer direct pay elements and key design features for 2023 related compensation. The Company’s variable compensation program is composed of an annual incentive cash bonus and long-term equity, both of which are directly tied to Company and individual performance.
Compensation paid upon the vesting of performance-based restricted stock units is based on Company performance over a three-year performance period. For 2023, Mr. Holmes and the other executive officers received half of their long-term equity in the form of performance-based RSUs and the other half in time-based RSUs. The Compensation Committee believes a mix of performance-based and time-based awards is consistent with peer company compensation practices and appropriately balances driving long-term Company performance and retaining the senior leadership needed to advance the Company’s transformation. The Compensation Committee will continue to evaluate the appropriate mix of long-term equity awarded to the Company’s senior leaders, including the CEO, and the performance metrics, for alignment with the Company’s strategy priorities at the time.

2023	Compensation Element	Description	Rationale
Short- Term[1]	Base Salary	• Fixed component of pay targeted at the median of the market.	• Provides fixed compensation for executive to perform job functions.
Annual Cash Incentive
• Delivered in cash annually.
• Tied to achievement of financial goals (70% weighting)[3] and management strategic objectives customized for each NEO (30% weighting)[4] evaluated against a detailed scorecard.
• Executives can earn 0-150% of their target award based on achievement of pre-established targets.
• Rewards key drivers of annual operating and strategic plans. • Provides tangible, achievable goals and reinforces key priorities of the organization.
Long- Term1 2	Performance-Based Restricted Stock Units (50% of LTI)
• Vests at the end of the three-year period, if earned.
• Executives can earn 0-200% of their target award based on achievement of pre-established targets:
◦Average ROTCE over the 3-year performance period (60% weighting)
◦Relative TSR to peer group achieved vs. target over a three-year performance period (40% weighting)
• No dividend equivalents are paid or accrued on these RSUs.

• Focuses executives on achievement of a return goal, which is strongly tied to stockholder value creation.
• Provides tangible, achievable goal as senior leaders have the greatest ability to drive ROTCE.
•Assures performance is aligned with stockholders and peers.
• Vesting period is consistent with market practice and assists with retention.

	Time-Based Restricted Stock Units (50% of LTI)	• Ratable vesting over a three-year period, subject to continued employment on the vesting date. • No dividend equivalents are paid or accrued on these RSUs.	• Vesting period is consistent with market practice and assists with retention.
[1] All annual incentive compensation (bonus) and long-term equity awards are subject to recoupment and/or forfeiture under the terms of the Company’s Recoupment and Forfeiture Policy. See “Recoupment of Incentive Compensation” below.
[2] Long-term equity awards are subject to the Company’s stock ownership guidelines and equity hold policy. See “Executive Stock Ownership Guidelines” below.
[3] For 2023, the financial metrics utilized by the Compensation Committee were Return on Average Assets (“ROAA”) (35% weighting) and Efficiency Ratio (35% weighting).
[4] For 2023, the management strategic objectives were designed for each NEO, based on four company-wide strategic goals: Employer of Choice, Earn the Right, Financial Resilience, First Call. See “Performance Assessment Framework” above.

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Executive Compensation
Base Salary
Base salaries are designed to compensate executive officers for their roles and responsibilities and to provide competitive levels of fixed compensation that reflects their experience, duties and scope of responsibilities. The Company pays competitive base salaries to recruit and retain executives of the quality necessary to ensure its success. Base salaries for the NEOs are subject to annual review, but are not always adjusted on an annual basis. The Compensation Committee determines the appropriate level and timing of changes in base compensation for all of the NEOs, and for NEOs other than the CEO, based on the recommendation of the CEO. In making determinations of salary levels for the NEOs, the Compensation Committee considers the entire compensation package for each NEO, including annual incentive compensation and equity-based compensation provided under the Company’s long-term incentive compensation plan.
The Compensation Committee determines the level of periodic salary increases after reviewing:
•the qualifications, experience and performance of each NEO;
•the compensation paid to persons having similar duties and responsibilities in the Company’s peer group companies; and
•the nature of the Company’s business, the complexity of its activities and the importance of the executive’s experience to the success of the business.
After considering these factors and discussing proposed salaries for the other NEOs with the CEO, the Compensation Committee recommended, and the Board approved, no change to annual salaries for the NEOs then serving in February 2023, except Mr. Scurlock whose base salary was increased by $100,000 (annual rate) beginning March 1, 2024.
Annual Incentive Compensation
The Company provides annual cash incentive opportunities to motivate and reward the NEOs for achievement of financial results as well as strategic and business objectives. A target bonus opportunity is set for each NEO as a percentage of base salary, with the percentage varying depending on their position. For 2023, the annual incentive target amounts for the NEOs were as follows:

Executive Officer	Target Incentive (% of Base Salary)	Target Incentive ($)
Rob C. Holmes	200%	$2,000,000
J. Matthew Scurlock	75%	386,250
John W. Cummings	95%	475,000
Tim J. Storms	90%	472,500
Anna M. Alvarado	80%	456,000
Actual incentive amounts that could be earned by the NEOs for 2023 were based on the level of achievement of performance goals relating to the following key metrics: financial metrics (70% weighting) and management strategic objectives for each NEO (30% weighting).
In addition, in determining the amount of annual incentives earned, the Compensation Committee considers the entire compensation package of each of the NEOs and the performance of that individual and may make discretionary adjustments as are deemed necessary.
The Compensation Committee met in January and February 2024 to consider the Company’s performance against incentive goals for 2023 and to determine the annual incentive bonuses to be paid to the NEOs. For 2023, the following results were achieved and considered in determining NEO incentive compensation:
•An aggregate payout determined at 35% of target for the financial performance goals: Return on Average Assets (35% weighting) and Efficiency Ratio (35% weighting) as described further below
•Achievement of individual NEO performance toward the individualized management strategic objectives and the Compensation Committee approved a range of 80% - 150% of target for this performance measure for the NEOs
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Executive Compensation

Performance Measure	Metric Weighting	Goals			Performance
		Threshold[1]	Target[1]	Maximum[1]	Actual	Achievement Percent	Payout
Return on Average Assets[2]	35%	0.70%	0.83%	0.96%	0.70%	50%	17.50%
Efficiency Ratio[3]	35%	68%	64%	60%	68%	50%	17.50%
Payout for 2023 Annual Incentive Award Financial Measures[4]							35.00%
Management Strategic Objectives	30%	50% of goals achieved	85% of goals achieved	100% of goals achieved	Varies by NEO
Aggregate 2023 Annual Incentive Award Payout Range[4]							59% - 80%
[1] Payouts at Threshold, Target and Maximum are 50%, 100% and 150%, respectively.
[2] For purposes of the 2023 annual incentive plan, the Compensation Committee defined Return on Average Assets as GAAP net earnings, adjusted for the FDIC special assessment and certain non-recurring severance expenses, divided by average assets.

[3] For purposes of the 2023 annual incentive plan, the Compensation Committee defined Efficiency Ratio as Non-interest expense, adjusted for the FDIC special assessment and certain non-recurring severance expenses, divided by the sum of net interest income and non-interest income.

[4] Percentage of target. No payout on any performance measure if the actual performance is below the Threshold level.

Based on the achievement of the financial, business and individual performance goals described above, the Compensation Committee awarded the following annual incentive plan (bonus) compensation to the NEOs for fiscal year 2023:

Executive Officer	Target Incentive (Bonus) ($)	Aggregate Incentive Earned (% of Target)	Incentive Earned (Bonus) ($)
Rob C. Holmes	$2,000,000	80.0%	$1,600,000
J. Matthew Scurlock	$386,250	80.0%	$309,000
John W. Cummings	$475,000	80.0%	$380,000
Tim J. Storms	$472,500	59.0%	$278,775
Anna M. Alvarado	$456,000	63.4%	$289,252

2023 Performance-Based Equity Awards
Long-term incentive awards for the NEOs include equity-based awards designed to directly align the interests of the NEOs with those of stockholders and to motivate the NEOs to increase the value of the Company to stockholders over the long term. Equity awards were made pursuant to the Company’s 2022 Long-Term Incentive Plan (“2022 LTIP”).
The Company made an annual grant of equity awards to each of the NEOs in February 2023 (“2023 NEO equity awards”). The 2023 NEO equity awards consisted of RSUs, 50% of which were performance-based awards and 50% of which were time-based awards. The performance-based RSUs may be earned in amounts ranging from 0% to 200% of the target award, based on the Company’s level of achievement of performance goals relating to (i) Three-Year Average Return on Average Tangible Common Equity (ROTCE) (60% weighting) and (ii) total stockholder return (“TSR”) relative to the peer group (40% weighting), each for the three-year performance period ending December 31, 2025. The performance-based awards contain a feature limiting the payment for the TSR component. If the Company’s TSR over the performance period is negative, then the payout for that portion of the award shall not exceed 100% of the target shares (instead of the potential 200%). ROTCE is an important metric to determine the operating performance of the Company.
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In February 2023, the Compensation Committee set the range of performance expectations for the performance years covered by the performance award. The Company discloses the financial metrics associated with these performance measures in the proxy statement for the year in which the final performance is determined. The time-based RSUs vest ratably over three years, subject to the executive’s continued employment with the Company.
When considering the amount or level of the 2023 NEO equity awards, the Compensation Committee started with an intended target value for each NEO, which was based on a percentage of his or her base salary. The target values for the 2023 NEO equity awards, as a percentage of their respective base salaries, were approximately as follows: Mr. Holmes, 350%, Mr. Scurlock, 107%, Mr. Cummings, 105%, Mr. Storms, 105%, and Ms. Alvarado, 80%. The amounts of the grants were based on a variety of factors deemed relevant by the Compensation Committee, including the Company’s performance, the NEO’s level of responsibility, an assessment of individual performance made by the Committee, including discussion of the performance of the other NEOs with the CEO, and competitive market data.
The number of time-based RSUs and the target number of performance-based RSUs (including the threshold and maximum number of performance-based RSUs that could be earned) granted to each NEO during 2023 are set forth below in the “2023 Grants of Plan-Based Awards Table”.
All of the 2023 equity awards are subject to the Company’s Recoupment and Forfeiture Policy, and the shares received upon vesting are subject to the Company’s equity hold requirements for executives.
Additional Performance Awards Outstanding
2021 Grants of Performance Equity Awards
The Company made an annual grant of equity awards to Mr. Holmes and Mr. Storms in 2021. The 2021 awards were comprised of 50% performance-based RSU awards and 50% time-based RSU awards. The performance-based RSUs may be earned in amounts ranging from 0% to 200% of the target award, based on the Company’s level of achievement of performance goals relating to (i) EPS measured in three one-year periods (60% weighting) and (ii) total stockholder return (“TSR”) relative to the peer group (40% weighting) for the three-year period ending December 31, 2023. EPS is an important metric to determine the operating performance of the Company. See “Pay Versus Performance” and “Outstanding Equity Awards at Fiscal Year-End Table” for additional information.
Based on the Company’s performance on these metrics, the Compensation Committee approved an overall payout of 85.84% of target on the 2021 performance-based RSU awards.

Performance Measure	Metric Weighting	Threshold	Target	Max	Actual	Achievement Percent	Payout
Earnings Per Share (2021)[1]	20%	$2.75	$3.25	$4.00	$4.60	200%	40.00%
Earnings Per Share (2022)[1]	20%	$1.575	$1.75	$2.19	$1.76	102%	20.40%
Earnings Per Share (2023)[1]	20%	$4.37	$4.86	$5.35	$3.93	0%	0%
TSR Relative to Peers[2]	40%	25th %ile	50th %ile	75th %ile	31.8th %ile	63.6%	25.44%
Aggregate 2021 Performance-based RSU Award Payout[3]							85.84%
[1] For purposes of the 2021 Performance-based RSU Award, the Compensation Committee defined Earnings Per Share, for each of the respective years, as fully diluted GAAP earnings per share, with 2022 EPS further adjusted for the impact of certain non-recurring items and certain market influences, and with 2023 EPS further adjusted for the FDIC special assessment and certain non-recurring severance expenses.

[2] Three-year performance period.
[3] Percentage of target. No payout on any performance measure if the actual performance is below Threshold.
All of the 2021 equity awards are subject to the Company’s Recoupment and Forfeiture Policy, and the shares received upon vesting are subject to the Company’s equity hold requirements for executives.
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Executive Compensation
Perquisites and Other Compensation
The Compensation Committee intentionally limits perquisites to the executive officers. The Company may pay for relocation-related services for certain of its executives, including temporary housing, moving expenses, and home purchase closing expenses, and use of corporate-provided aircraft in accordance with an aircraft use policy. Beginning in 2022, the Company stopped reimbursing executive officers for club dues and ceased providing a car allowance. See “Additional Information Concerning Executive Compensation” below. In general, executive benefits make up a very small percentage of total compensation (less than 1%) for the NEOs. The Company does not gross-up payments to cover personal income taxes that may pertain to any of the executive benefits. The Compensation Committee reviews these arrangements regularly to assure they continue to fulfill business needs.
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Executive Compensation

5	Risk Management and Accountability

The Company’s executive compensation program reinforces effective risk management through risk-balancing features that discourage and mitigate excessive risk-taking, and an accountability framework that, under defined conditions, enables the forfeiture or recovery of compensation in the event named executives’ actions, or inactions, result in specified types of negative outcomes for the Company.
Risk-Balancing Features
To discourage imprudent risk-taking, the Company embedded risk-balancing features throughout its compensation program for 2023.

Pay Element	Risk-Balancing Features
Base Salary	• Salaries are a form of fixed compensation • Promotes retention of named executives by providing a basic level of compensation
Short-Term Incentive
• Annual performance (cash) bonus represents minority of variable compensation
• Target award opportunity of 200% of base salary for CEO with lower opportunities for other NEOs, with maximum payout of 150% of target
• Award level based on achievement of financial goals (70% weighting) and non-financial management strategic objectives (30% weighting), including risk outcomes
• Subject to recovery under the Company’s Recoupment and Forfeiture Policy

Long-Term Equity
• Majority of variable compensation delivered in long-term equity
• Retirement does not trigger acceleration of payment from the original payment schedule
• Shares are subject to a robust holding requirement
• Executive officers are prohibited from pledging Company stock in connection with a margin or similar loan and from entering into derivative/hedging transactions involving Company stock
• No dividend equivalents are paid or accrued on unvested RSUs
• Subject to forfeiture or recovery as described under the Company’s Recoupment and Forfeiture Policy

Performance-Based RSUs
• Long-term, three-year performance period, with cliff vesting
• Upside compensation capped, with upside leverage of 200% of target for NEOs
•With respect to the 2023 PRSU, if the Company’s TSR over the performance period is negative, then the payout for that portion of the award shall not exceed 100% of the target shares
• Subject to downward adjustment by Compensation Committee under a wide variety of circumstances

Time-Based RSUs	• Promotes retention of NEOs by providing shares subject to time-based vesting
Additional information on the Company’s stock ownership and hold requirements and anti-hedging / anti-pledging policies are included under “Executive Stock Ownership Guidelines” and “Prohibition on Hedging and Pledging” below.

Compensation Risk Assessment
The Compensation Committee regularly reviews all compensation plans to identify whether any of the Company’s or the Bank’s compensatory policies or practices incent behavior that creates excessive or unnecessary risk to the Company. The Compensation Committee receives regular updates from management to ensure that the current compensation programs do not create imprudent or excessive risk. Furthermore, periodically, the Compensation Committee conducts a risk assessment with the assistance of its independent compensation consultant. Based on the results of these reviews, the Compensation Committee determined that the Company’s compensation program does not create risks that are reasonably likely to have a material adverse effect on the Company.
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Executive Compensation
Compensation Policies
Executive Stock Ownership Guidelines
The Company’s Corporate Governance Guidelines include stock ownership guidelines for the CEO and the other NEOs to further align their interests with the long-term interests of stockholders. The CEO is expected to beneficially own common stock having a value of at least six times his or her base compensation (four times for the other NEOs). Such executives may not dispose of any shares of the Company’s common stock unless they own, and will continue to own, common stock at that level. In addition, beginning in 2022, senior executives who are not NEOs have a 3x base salary ownership guideline. The types of securities that count toward the required ownership guideline include only (i) shares of common stock owned outright, whether individually or through beneficial ownership in a trust or entity, (ii) vested or unvested time-based RSUs, and (iii) to the extent vested, restricted stock, stock appreciation rights and performance-based RSUs based upon, payable in, or otherwise related to, common stock that are awarded under a Company incentive compensation plan which fluctuate in value based upon the market price of common stock, until such time as they are forfeited, converted into a cash payment or their cash value becomes fixed. As of the computation date, December 31, 2023, only Mr. Holmes, the Company’s President and CEO, had attained the minimum stock ownership levels based on holdings.

Recoupment of Incentive Compensation (Clawback Policy)
The Company’s 2022 Long-Term Incentive Plan and award agreements contain language that makes all awards to executives subject to a recoupment or clawback policy adopted by the Board from time to time. The Board initially adopted a recoupment policy in 2022, and the Board updated, expanded and strengthened the policy on January 18, 2023. Under the updated policy, incentive compensation payable to the Company’s executive officers and certain other executives under certain of the Company’s incentive compensation arrangements will be subject to recoupment and/or cancellation by the Company if, in the year such compensation is paid, or within four years thereafter, the Company (i) is required to prepare a financial restatement due in whole or in part to the gross negligence, intentional misconduct or fraud by a present or former employee, (ii) restates any of its financial statements due to a material financial reporting violation under applicable securities laws, (iii) suffers extraordinary financial loss, reputational damage or similar adverse impact resulting of or from actions taken or decisions made by the employee, or (iv) ascertains an act or omission of a covered employee that constitutes a violation of a Company policy or a non-competition, non-solicitation or other restrictive covenant. The repayment obligation or forfeiture right applies to the extent repayment is required by applicable law, or to the extent the executive’s compensation is determined to be in excess of the amount that would have been payable taking into account any restatement or correction. The Compensation Committee has the sole discretion to determine whether an executive’s actions have or have not met any particular standard of conduct under law or Company policy, and whether recovery of incentive compensation should be pursued. The recoupment (including if the impacted individual fails to timely pay), may be effectuated through the reduction or forfeiture of awards, cancellation of one or more awards in their entirety, the return of paid-out cash or the proceeds from the sale of exercised or released shares, adjustments to future incentive compensation opportunities or any future bonus payment which would have otherwise been payable, any salary payments or other remuneration which are due or would otherwise have been payable.
In addition, the Sarbanes-Oxley Act of 2002 generally requires the Company’s CEO and CFO to reimburse the Company for any bonus or other incentive- or equity-based compensation, and any profits on sales of the Company’s stock, that they receive within the 12-month period following the issuance of financial information if there is an accounting restatement because of material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws.
Anti-Hedging and Anti-Pledging Policy
All Company directors, officers and employees are prohibited from purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of Company securities, and from participating in derivative or speculative transactions with respect to Company securities including, but not limited to, prepaid variable forward contracts, collars, equity swaps, exchange funds, puts, calls and other derivative
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Executive Compensation
instruments. All directors, officers and employees are also prohibited from participating in short sales of the Company’s securities.
Directors and officers who are reporting persons under Section 16 of the Exchange Act, and such additional employees as may be designated by the Governance and Nominating Committee, are prohibited from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan.
Limitations on Change in Control Benefits
The Company will not enter into “single trigger” agreements with its executives providing for the payment of benefits or acceleration of rights to compensation following the occurrence of a change in control of the Company solely as a consequence of the change in control. The Company will not enter into agreements with its executives providing for the payment of additional amounts to the executive to reimburse the executive for any excise tax payable by the executive with respect to his or her compensation received in connection with a change in control transaction involving the Company.
No Tax Gross-Ups
The Company does not provide tax gross-ups on perquisites or other Company benefits, except in connection with certain relocation expenses.
Equity Grant Policy
The Company has adopted a Policy concerning the granting of equity awards. Under the Policy, the Company shall not backdate any Equity-Based Award (as defined) or manipulate the timing of the public release of material information or the timing of the grant of an Equity-Based Award. To support this Policy, the Board and the Compensation Committee have adopted specific practices and procedures. Equity-Based Awards include, but are not limited to, common stock, stock options, restricted stock, restricted stock units, performance-based equity awards, deferred or phantom stock or units and stock appreciation rights. The annual grant of Equity-Based Awards to the CEO, other executive officers and employees shall be made under usual circumstances on the third business day following the Company’s release of earnings for the previously completed fiscal year, and such date shall serve as the grant date of such awards (unless otherwise specified by the Board or the Compensation Committee). Off-cycle grants of Equity-Based Awards shall have a grant date as determined by the Compensation Committee (or, if delegated to other persons in accordance with the Committee Charter, as reasonably determined by such delegates), and in all cases consistent with applicable laws, rules and regulations. Any annual grant of Equity-Based Awards to non-employee directors shall be made under usual circumstances on the third business day following the Company’s release of earnings for the first quarter of the current fiscal year, and such date shall serve as the grant date of such awards unless the Board (or the Committee, if authorized by the Board) determines otherwise. Non-employee directors who join the Board between annual grant dates will receive upon the date of their appointment a pro-rata grant of equity-based awards (in relation to time to be served between the date of appointment and the next grant date) in consideration for their partial year of service, unless the Board (or the Committee, if authorized by the Board) determines otherwise.
Conclusion
The Compensation Committee believes that the 2023 compensation decisions for the Company’s named executive officers were reasonable and appropriate and consistent with the Company’s compensation principles.
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Compensation Governance Best Practices
The Compensation Committee and management periodically review the compensation and benefit programs for the NEOs and other employees to ensure alignment with Company’s and the Compensation Committee’s philosophy and objectives. Accordingly, the Company adopted a number of practices over the last several years that are responsive to stockholder feedback and align with market-recognized best practices:

Governance Practices
✓	Pay for performance, including using a high percentage of performance restricted stock units for the annual equity grant to align interests with stockholders
✓	Provide a significant proportion of NEO compensation in the form of performance-based compensation
✓	Consider an appropriate peer group when establishing compensation, which group is evaluated annually to ensure it remains appropriate
✓	Ongoing investor outreach with stockholders by the Compensation Committee Chair and management to receive their feedback on compensation and governance
✓	Maintain robust anti-hedging and anti-pledging policies
✓	Balance short- and long-term incentives, aligning long-term incentives with future performance and stockholder returns
✓	Include caps on individual payouts in incentive plans
✓	Maintain a broad recoupment and forfeiture policy, which can be triggered by a financial restatement and other individual or corporate behavior
✓	Maintain an equity grant policy covering the timing of equity awards
✓	Maintain stock ownership guidelines requiring CEO to hold 6x base salary (4x for other NEOs)
✓	Apply double-trigger vesting in the event of a change in control in long-term equity awards (i.e., the executive must terminate after the event to receive benefits)
✓	Conduct an annual “say on pay” advisory vote for stockholders
✓	100% independent directors on the Compensation Committee
✓	Use an independent executive compensation consultant reporting to the Compensation Committee
✓	Review executive compensation consultant and advisors for independence and performance

Practices Avoided
X	No change in control excise tax “gross-up” agreements
X	No excessive perquisites
X	No tax “gross-ups” for perquisites, except for relocation benefits
X	No stock option repricing, reloads or exchange without stockholder approval
X	No dividend equivalents paid or accrued on unvested equity awards
X	No excessive risk-taking in compensation programs
In addition to maintaining good corporate governance, the Company has designed the annual incentive plan and long-term incentive plan to be aligned with best practices that mitigate against excessive risk. See “Compensation Risk Assessment”.
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Additional Information Concerning Executive Compensation
Other Benefits
Retirement Savings Opportunity. All employees may participate in the Company’s 401(k) Retirement Savings Plan (the “401(k) Plan”). Each employee may make before-tax contributions of up to 85% of their eligible compensation, subject to current Internal Revenue Service limits. The Company provides a 401(k) Plan to help employees save some amount of their cash compensation for retirement in a tax efficient manner. Since 2006, the Company has matched contributions made by employees to the 401(k) Plan based upon a formula that considers the amount contributed by the respective employee, with a vesting scheduled based upon the employee’s tenure with the Company. The matching contributions for each NEO are set forth in the “2023 All Other Compensation Table”. The Company does not provide an option for employees to invest in common stock through the 401(k) Plan. The Company has not historically provided any retirement plans, such as defined benefit, defined contribution, supplemental executive retirement benefits, retiree medical or deferred compensation plans requiring mandatory Company contributions, to employees or the NEOs, other than the 401(k) Plan and the Nonqualified Deferred Compensation Plan described below.
Nonqualified Deferred Compensation Plan. The Company offers a nonqualified deferred compensation plan for executives and key members of management to assist us in attracting and retaining these individuals. See “2023 Nonqualified Deferred Compensation Table” for additional information about this plan.
Severance Benefits. Senior and Key executives of the Company who do not have employment agreements providing for severance, including the NEOs, are eligible for severance benefits in the event of a termination not for cause under the Executive Severance Plan, and for change in control severance benefits in the event of a termination not for cause or for good reason following a change in control under the Executive Change-in-Control Plan. See “2023 Potential Payments Upon Termination or Change in Control Table” for additional information about these plans.
Health and Welfare Benefits. All full-time employees, including the NEOs, may participate in the Company’s health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance and life insurance. The Company provides these benefits to meet the health and welfare needs of employees and their families.
Employment Agreement
The Company entered into an Executive Employment Agreement with Mr. Holmes effective January 24, 2021. The agreement had an initial term of three years and thereafter automatically renews for successive one-year terms, unless notice of non-renewal is given by either party in accordance with the agreement.
The Company entered into an Amended and Restated Executive Employment Agreement with Mr. Holmes dated January 23, 2023 (the “Amended Holmes Agreement”). The Amended Holmes Agreement is substantially similar to the original agreement except that it has a new initial term of four years (i.e., through January 2027) and thereafter automatically renews for successive one-year terms, unless notice of non-renewal is given by either party in accordance with the agreement. For each year of the term, Mr. Holmes’ compensation will include annual base salary of $1,000,000, an annual target cash incentive opportunity of not less than 200% of base salary, and an annual target long-term incentive award opportunity equal to 350% of base salary. Within 30 days following the effective date of the original agreement, Mr. Holmes received a one-time lump-sum cash payment in the amount of $2,500,000, which was subject to repayment in the event his employment was terminated by the Company for cause or due to his resignation other than for good reason prior to the first anniversary of the effective date, and a one-time grant of 233,755 time-based RSUs, which will vest on the third anniversary of the grant date.
The Amended Holmes Agreement terminates upon the executive’s death or disability, upon the executive’s voluntary termination of employment or upon the executive’s termination for cause. “Cause” as defined in the Holmes Agreement includes: (1) theft, embezzlement, fraud or dishonesty; (2) willful or material misrepresentation that relates to the Company or has a material adverse effect on the Company; (3) willful misconduct or gross negligence that is injurious to the Company, including violation of any laws; (4) violation of fiduciary duties; (5) conviction of a felony or crime of moral turpitude; (6) material or repeated violation of
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the Company’s policies; (7) willful failure to perform duties and responsibilities; (8) failure or refusal to follow the lawful directives of the Company; (9) a material breach of agreement; or (10) unlawful use of or possession of illegal drugs on Company premises or while performing duties.
If Mr. Holmes’ employment is terminated by the Company without cause or by non-renewal, or by Mr. Holmes for “good reason,” Mr. Holmes would be entitled to a cash payment equal to 24 months’ base salary, a cash payment equal to 2 times his target annual incentive as defined in the Holmes Agreement and continued medical insurance benefits for 24 months following termination. “Good reason” is defined as (1) a material diminution in position, authority, duties or responsibility; (2) a change of employment location which is more than 35 miles from the Company’s current executive offices; (3) a reduction in salary or incentive opportunity; or (4) the Company’s material breach of agreement.
If in connection with a “change-in-control” of the Company as defined in the Holmes Agreement, Mr. Holmes’ employment is terminated other than for cause, death, or disability or by executive for good reason within a period of two years following the change-in-control, Mr. Holmes would be entitled to a cash payment equal to 3 times his base salary and a cash payment equal to 3 times his target annual incentive.
As a means of providing protection to the Company’s stockholders, under certain adverse conditions such as dissolution, bankruptcy or a distressed sale of the Company’s assets or stock for the purpose of avoiding a bankruptcy proceeding or at the recommendation of regulatory authorities, the Amended Holmes Agreement provides that the above described payments will not occur, except for the cash payments described above that would be owing upon Mr. Holmes’ voluntary termination of employment.
The Holmes Amended Agreement contains other terms and conditions, including non-competition and non-solicitation provisions, confidentiality obligations and restrictions on Mr. Holmes’ ability to be involved with a competing bank or company with a place of business in a location in which the Company is then engaged.
Compensation Committee Report
The Compensation and Human Capital Committee reviewed and discussed the Compensation Discussion and Analysis that is required by the SEC rules with the Company’s management. Based on such review and discussions, the Compensation and Human Capital Committee recommended to the Company’s board of directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement.
This report is submitted by the Compensation and Human Capital Committee of the board of directors of Texas Capital Bancshares, Inc.

Dated: February 7, 2024	Dale W. Tremblay, Chair
David S. Huntley
Elysia Holt Ragusa
Steven P. Rosenberg

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COMPENSATION TABLES
2023 Summary Compensation Table*

					Non-Equity Incentive Plan Compensation
Name and Principal Position (A)	Year	Salary	Bonus (B)	Stock Awards (C)	Annual Incentive Plan Compen-sation (D)	Long-Term Incentive Plan Compen-sation (E)	All Other Compen- sation (F)	Total

Rob C. Holmes	2023	$1,000,000	$—	$4,027,438	$1,600,000	$—	$20,800	$6,648,238
President & CEO of the Company	2022	1,000,000	—	4,039,976	3,000,000	—	12,500	8,052,476
and Texas Capital Bank	2021	937,500	2,500,000	17,179,310	3,000,000	—	6,150	23,622,960

J. Matthew Scurlock	2023	512,500	—	584,636	309,000	—	22,017	1,428,153
MD & CFO of the Company and	2022	500,000	—	427,937	406,000	13,616	15,250	1,362,803
Texas Capital Bank	—

John W. Cummings	2023	500,000	—	558,027	380,000	—	25,596	1,463,623
MD & CAO of the Company and	2022	471,591	770,000	330,010	551,000	—	12,505	2,135,106
Texas Capital Bank	—

Tim J. Storms	2023	525,000	—	632,132	278,775	—	19,800	1,455,707
MD & CRO of the Company	2022	512,500	—	634,186	548,100	—	18,300	1,713,086
and Texas Capital Bank	2021	423,750	250,000	414,535	573,750	—	12,225	1,674,260

Anna M. Alvarado	2023	570,000	—	484,698	289,252	—	18,925	1,362,875
MD, CLO and Secretary of the	2022	570,000	—	487,818	483,360	—	12,825	1,554,003
Company and Texas Capital Bank	2021	120,909	440,000	1,300,026	—	—	—	1,860,935
*Columns for which no amounts are reported have been deleted.
(A)Principal position as of December 31, 2023. Mr. Holmes was elected President and Chief Executive Officer effective January 25, 2021; Mr. Scurlock was elected Executive Vice President and CFO effective January 1, 2022, and promoted to Managing Director (“MD”) and CFO as of March 1, 2023; Mr. Cummings was elected Executive Vice President & CAO effective October 18, 2022, and promoted to MD & CAO as of March 1, 2023; Mr. Storms was elected Executive Vice President and CRO effective February 22, 2021, and promoted to MD and CRO as of March 1, 2023; and Ms. Alvarado was elected Executive Vice President, CLO and Secretary effective October 19, 2021, and promoted to MD, CLO and Secretary as of March 1, 2023.
(B)[Reserved]
(C)Amounts represent the aggregate grant date fair value of performance- and time-based RSUs, determined in accordance with ASC 718. With respect to the 2023 NEO equity awards granted on February 9, 2023, 50% of the award is time-based with annual vesting over a three-year period, and 50% of the award is performance-based with vesting occurring on the first administratively practicable day following determination by the Compensation Committee that certain performance targets were achieved over a three-year period ending December 31, 2025. The amounts presented for the performance-based portion of the 2023 NEO equity awards reflect the value of the award at target based on the probable outcome of the performance targets determined as of the grant date. The value of the performance-based portion of the 2023 NEO awards for each NEO at the grant date assuming that the highest levels of performance targets are achieved is as follows: Mr. Holmes $3,939,412, Mr. Scurlock $619,150, Mr. Cummings $590,986, Mr. Storms $619,150, and Ms. Alvarado $513,328. See the “2023 Grants of Plan-Based Awards Table” and the “2023 Outstanding Equity Awards at Fiscal Year-End Table” below and applicable stock compensation disclosures in the Company’s Annual Report on Form 10-K for more information. With respect to the 2021 NEO equity awards granted to Mr. Holmes and Mr. Storms, 60% of the award was granted on June 16, 2021 (with respect to TSR over the performance period and the Company’s EPS for 2021) and was included in compensation for 2021. Another 20% of the award was granted on February 3, 2022 with respect to the Company’s EPS for 2022 and was included in the compensation for 2022. The final 20% of the award was granted on February 9, 2023 with respect to the Company’s EPS for 2023 and is performance-based with vesting occurring on the first administratively practicable day following determination by the Compensation Committee that certain performance targets were achieved over a three-year period ending December 31, 2023. The amounts presented in the table above for this 20% portion of the 2021 awards reflect the value of the award at target based on the probable outcome of the performance targets determined as of the grant date. The value of this 20% performance-based portion of the 2021 awards for each NEO at the grant date assuming that the highest levels of performance targets are achieved is as follows: Mr. Holmes $615,370 and Mr. Storms $94,992.
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(D)Amounts represent payouts for 2023 under the Company’s annual incentive (cash bonus) program. For further details of the targets and performance related to the payout of these amounts, refer to the “Pay Practices” section of the “Compensation Discussion and Analysis”.
(E)Amount represents payout related to cash-settled units. In 2018, Mr. Scurlock was awarded a grant of cash-settled stock units the final tranche of which vested during 2022. None of the NEOs have any additional cash-settled awards outstanding.
(F)    See additional description in the “2023 All Other Compensation Table”.
2023 All Other Compensation Table

Name	Year	Perquisites and Other Personal Benefits (A)	Company Contributions to 401(k) Plans (B)	Company Contributions to Nonqualified Deferred Compensation Plans	Total

Rob C. Holmes	2023	$—	$20,800	$—	$20,800
J. Matthew Scurlock	2023	—	22,017	—	22,017
John W. Cummings	2023	—	25,596	—	25,596
Tim J. Storms	2023	—	19,800	—	19,800
Anna M. Alvarado	2023	—	18,925	—	18,925
(A)While Company-provided aircraft are generally used for Company business related purposes only, there is occasional personal use. During 2023, in accordance with the firm’s aircraft use policy, Mr. Holmes used Company-provided aircraft for business travel, and for personal travel for which he reimbursed the Company for the incremental cost of the trip. The incremental cost was determined using a method that takes into account the variable costs such as aircraft fuel charges, taxes and catering. In addition, if a Company aircraft flight is already scheduled for business purposes and can accommodate additional passengers, NEOs and their spouse/guests may join that flight for personal travel. The Company does not gross-up payments to cover personal income taxes that may pertain to any of the executives’ benefits. Perquisites and personal benefits were excluded for all of the NEOs to the extent that the total value of all perquisites and personal benefits for an NEO was less than $10,000. In addition, the table does not include any amounts for personal benefits provided to any of the NEOs for which the Company believes there is no aggregate incremental cost to the Company, including use of tickets for certain sporting events.
(B)Includes the following amounts contributed in 2023 as employer match true-ups for prior year contributions: Mr. Holmes, $5,800; Mr. Scurlock, $3,050; Mr. Cummings, $5,795; Mr. Storms, $0, and Ms. Alvarado, $5,475.
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2023 Grants of Plan Based Awards Table*

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (A)			Estimated Future Payouts Under Equity Incentive Plan Awards (B)			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date		Threshold	Target	Maximum	Threshold	Target	Maximum

Rob C. Holmes	2/9/2023	(C)	$—	$—	$—	—	—	—	26,124	$1,750,047
	2/9/2023	(D)	—	—	—	13,062	26,124	52,248	—	1,969,706
	2/9/2023	(E)	—	—	—	2,297	4,593	9,186	—	307,685
	N/A		1,000,000	2,000,000	3,000,000	—	—	—	—	—

J. Matthew Scurlock	2/9/2023	(C)	—	—	—	—	—	—	4,106	275,061
	2/9/2023	(D)	—	—	—	2,053	4,106	8,212	—	309,575
	N/A		193,125	386,250	579,375	—	—	—	—	—

John W. Cummings	2/9/2023	(C)	—	—	—	—	—	—	3,919	262,534
	2/9/2023	(D)	—	—	—	1,960	3,919	7,838		295,493
	N/A		237,500	475,000	712,500	—	—	—	—	—

Tim J. Storms	2/9/2023	(C)	—	—	—	—	—	—	4,106	275,061
	2/9/2023	(D)	—	—	—	2,053	4,106	8,212	—	309,575
	2/9/2023	(E)	—	—	—	355	709	1,418	—	47,496
	N/A		236,250	472,500	708,750	—	—	—	—	—

Anna M. Alvarado	2/9/2023	(C)	—	—	—	—	—	—	3,404	228,034
	2/9/2023	(D)	—	—	—	1,702	3,404	6,808	—	256,664
	N/A		228,000	456,000	684,000	—	—	—	—	—
*Columns for which no amounts are reported have been deleted.
(A)Amounts represent potential payments under the Company’s annual incentive (cash bonus) program. The actual amount earned for 2023 was paid in February 2024 and is shown in the “Non-Equity Incentive Plan Compensation – Annual Incentive Compensation Plan” column of the “2023 Summary Compensation Table”. See the “Pay Practices” section of the “Compensation Discussion and Analysis” for more information regarding the 2023 annual incentive program.
(B)Amounts represent awards of performance-based RSUs granted in 2023 made under the 2022 LTIP that will vest based upon the Company’s achievement of certain performance measures, subject to the NEO’s continued employment by the Company over a three-year period ending December 31, 2025. Based on the defined objectives of the awards the NEO has the opportunity to vest between 0% and 200% of the RSUs. The grant date fair value reflects the value of the award at target based on the probable outcome of the performance measures determined as of the grant date in accordance with ASC 718 and pursuant to the 2022 LTIP. See Note (C) to the “2023 Summary Compensation Table” and the “Pay Practices” section of the “Compensation Discussion and Analysis” for more information regarding 2023 grants of performance-based RSUs.
(C)Amount represents award of time-based RSUs granted in 2023 made under the 2022 LTIP with a grant date fair value of $66.99 that will vest ratably on each of the three anniversaries of the grant date.
(D)Amount represents award of performance-based RSUs made under the 2022 LTIP with a weighted average grant date fair value of $75.40 that will cliff vest on the third anniversary of the grant date.
(E)    Amount represents a portion of the 2021 award of performance-based RSUs made under the 2015 Plan relating to EPS component for the 2023 performance year with a grant date fair value of $66.99 that is performance-based with vesting occurring on the first administratively practicable day following determination by the Compensation Committee that certain performance targets were achieved over a three-year period ending December 31, 2023.
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2023 Outstanding Equity Awards at Fiscal Year-End Table*

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (A)	Market Value of Shares or Units of Stock That Have Not Vested (A)(B)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (C)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (B)(C)

Rob C. Holmes	2/9/2023	25,510	$1,648,711	26,124	$1,688,394
	2/9/2023	—	—	—	—
	2/8/2022	16,055	1,037,635	24,663	1,593,970
	2/3/2022	4,685	302,792	—	—
	6/16/2021	15,030	971,389	—	—
	2/26/2021	22,426	1,449,392	—	—
	2/1/2021	228,261	14,752,508	—	—

J. Matthew Scurlock	2/9/2023	4,106	265,371	4,106	265,371
	2/8/2022	1,880	121,504	2,820	182,257
	6/1/2021	240	15,511	—	—
	2/26/2021	755	48,796	—	—
	2/11/2020	556	35,934	—	—

John W. Cummings	2/9/2023	3,919	253,285	3,919	253,285
	2/1/2022	3,450	222,974	—	—

Tim J. Storms	2/9/2023	4,106	265,371	4,106	265,371
	2/9/2023	—	—	—	—
	2/8/2022	2,584	167,004	3,877	250,571
	2/3/2022	723	46,727	—	—
	6/16/2021	2,318	149,812	—	—
	2/26/2021	3,544	229,049	—	—

Anna M. Alvarado	2/9/2023	3,404	220,001	3,404	220,001
	2/8/2022	2,143	138,502	3,214	207,721
	11/5/2021	10,339	668,210	—	—
*Columns for which no amounts are reported have been deleted.
(A)Time-based RSU awards granted to Mr. Holmes, Mr. Scurlock, Mr. Cummings, Mr. Storms and Ms. Alvarado on February 9, 2023, to Mr. Holmes, Mr. Scurlock, Mr. Storms and Ms. Alvarado on February 8, 2022, to Mr. Cummings on February 1, 2022, and to Mr. Scurlock on June 1, 2021 vest ratably on the first three anniversaries of the grant date. Time-based RSU awards granted to Mr. Holmes and Mr. Storms on February 26, 2021 and to Mr. Holmes on February 1, 2021 cliff vest on the third anniversaries of the grant date. For Mr. Holmes, 614 RSUs and 387 RSUs were vested in February 2023, as required to pay FICA taxes on his February 9, 2023 and February 8, 2022 time-based RSU awards, respectively, as a result of his becoming retirement eligible and such awards no longer being subject to forfeiture. Time-based RSU awards granted to Mr. Scurlock on February 26, 2021 and February 11, 2020 and to Ms. Alvarado on November 5, 2021 vest ratably on the four anniversaries of the grant date. The 2021 NEO performance-based RSUs granted to Mr. Holmes and Mr. Storms in tranches of 60% on June 16, 2021, 20% on February 3, 2022, and 20% on February 9, 2023 will vest based upon the Company’s achievement of certain performance targets performance-based with vesting occurring on the first administratively practicable day following determination by the Compensation Committee that certain performance targets were achieved over a three-year period ending December 31, 2023 and are shown based on actual aggregate performance through December 31, 2023 of 85.84% of target, as determined by the Compensation Committee (with each tranche having a separate payout factor). See “Additional Performance Awards Outstanding – 2021 Grants of Performance Equity Awards” above.
(B)Based on the closing market price of common stock of $64.63 on December 29, 2023.
(C)The performance-based equity awards granted on February 9, 2023 and February 8, 2022 will vest based upon the Company’s achievement of certain performance targets and the executive’s continued employment by the Company over the three-year periods ending December 31, 2025 and December 31, 2024, respectively. The PRSU awards are shown at target.
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2023 Option Exercises and Stock Vested Table*

	Stock Awards
Name	Number of Shares Acquired on Vesting (A)	Value Realized on Vesting (B)

Rob C. Holmes	9,221	$629,765
J. Matthew Scurlock	4,544	270,886
John W. Cummings	1,725	116,282
Tim J. Storms	1,292	88,360
Anna M. Alvarado	6,241	371,917
*Columns for which no amounts are reported have been deleted.
(A)The shares included in the table for Mr. Scurlock, Mr. Cummings, Mr. Storms, and Ms. Alvarado represent gross shares vested. Actual shares issued, net of taxes, were as follow: 3,384 to Mr. Scurlock, 1,213 to Mr. Cummings, 908 to Mr. Storms, and 4,664 to Ms. Alvarado. The shares included in the table for Mr. Holmes represent gross shares vested as well as shares vested to pay FICA taxes in connection with retirement eligibility. Actual shares issued, net of taxes, were 6,163 to Mr. Holmes.
(B)The value realized by the NEO upon the vesting of RSUs is calculated by multiplying the number of shares of stock vested by the market value of the underlying shares on the vesting date, which is the amount that is taxable to the executive.
2023 Nonqualified Deferred Compensation Table

Name	NEO Contributions in Last Fiscal Year (A)	Company Contributions in Last Fiscal Year (B)	Aggregate Earnings/(Loss) in Last Fiscal Year (C)	Aggregate Withdrawals/Distributions	Aggregate Balance at Last Fiscal Year End (D)

Rob C. Holmes	$—	$—	$—	$—	$—
J. Matthew Scurlock	—	—	19,913	(47,823)	152,128
John W. Cummings	—	—	—		—
Tim J. Storms	—	—	—		—
Anna M. Alvarado	265,848	—	30,259		296,107
(A)Participants in the plan may elect to defer up to 75% of their annual salary and/or short-term (annual) incentive plan payout. All participant contributions to the plan and any related earnings are immediately vested and may be withdrawn upon the participant’s separation from service, death or disability, or upon a date specified by the participant. Participant contributions are also included in the Salary or Annual Incentive Plan Compensation columns of the “2023 Summary Compensation Table”.
(B)    Company contributions are detailed in the “2023 All Other Compensation Table” and included in the “All Other Compensation” column of the “2023 Summary Compensation Table”. The discretionary Company contributions vest based upon the employee’s tenure with the Company. The Company did not make any discretionary contribution in 2023. As of December 31, 2023, all NEOs had met the requirements for immediate vesting.
(C)    Aggregate earnings do not reflect “above market or preferential earnings” and are not included in the “2023 Summary Compensation Table”.
(D)    Amounts represent the total compensation deferred by each NEO and discretionary contributions made to each NEO by the Company, together with any related earnings or losses attributed to either and withdrawals made by NEO in accordance with each NEOs deferral account investment and withdrawal selections. All participant and Company contributions included in these amounts have been reported as compensation in the “2023 Summary Compensation Table” or in Summary Compensation Tables for previous years.
The Company offers a nonqualified deferred compensation plan for executives and key members of management to assist us in attracting and retaining these individuals. Participants in the plan may elect to defer up to 75% of their annual salary and/or short-term incentive payout into deferral accounts that mirror the gains or losses of specified investment funds or market indexes selected by the participants. These investment alternatives are similar to the choices under the 401(k) Plan. The gains and losses credited to each participant’s deferral account are subject to the same investment risk as an actual investment in the specified investment funds or market indexes. The Company restores any lost Company match in the 401(k) Plan due to legal limits on qualified plans. In 2023, the Company did not match nonqualified deferred compensation plan contributions. All participant contributions to the plan and any related earnings are immediately vested and may be withdrawn upon the participant’s separation from service, death or disability or upon a date specified by the participant.
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Executive Compensation
2023 Potential Payments Upon Termination or Change in Control Table
The following table summarizes the estimated payments that would be payable to each NEO upon a termination of service for each of the reasons stated below. For the purposes of the quantitative disclosure in the following table, and in accordance with SEC regulations, the Company assumed that the termination took place on December 31, 2023 and that the price per share of common stock was $64.63, the closing market price as of the last business day of the year, December 29, 2023.

Name	Termination Without Cause or For Good Reason	Change in Control: Termination Without Cause or For Good Reason	Death	Disability	Retirement

Rob C. Holmes
Severance (A)	$8,000,000	$9,000,000	$—	$—	$—
Accelerated vesting of long-term incentives (B)	23,444,791	23,444,791	23,444,791	23,444,791	23,444,791
Other benefits (C)	43,293	64,940	—	—	—

J. Matthew Scurlock
Severance (D)	872,500	1,308,750	—	—	—
Accelerated vesting of long-term incentives (B)	—	934,744	934,744	934,744	—
Other benefits (C)	29,592	44,388	—	—	—

John W. Cummings
Severance (D)	965,500	1,448,250	—	—	—
Accelerated vesting of long-term incentives (B)	—	729,543	729,543	729,543	—
Other benefits (C)	21,647	32,470	—	—	—

Tim J. Storms
Severance (D)	938,438	1,407,657	—	—	—
Accelerated vesting of long-term incentives (B)	—	1,373,905	1,373,905	1,373,905	—
Other benefits (C)	574	861	—	—	—

Anna M. Alvarado
Severance (D)	956,306	1,434,459	—	—	—
Accelerated vesting of long-term incentives (B)	—	1,454,434	1,454,434	1,454,434	—
Other benefits (C)	17,763	26,645	—	—	—
(A)Pursuant to his employment agreement, if Mr. Holmes is terminated without cause or for good reason, severance is equal to 24 months of base salary plus a cash payment equal to 2.0 times his target annual incentive and a prorated bonus based on the target annual incentive. If he is terminated in connection with a change in control, severance is equal to 36 months of base salary plus a cash payment equal to 3.0 times his target annual incentive.
(B)Includes immediate vesting at target of any performance-based awards for which performance conditions have not yet been satisfied, based on the December 29, 2023 closing price of common stock of $64.63. As of December 31, 2023, Mr. Holmes had met the age and service conditions to be eligible for the continued vesting of all long-term incentives granted to him. As of December 31, 2023, Mr. Scurlock, Mr. Cummings, Mr. Storms, and Ms. Alvarado had not met the age and service conditions to be eligible for the continued vesting of long-term incentives upon retirement.
(C)Includes medical, dental, and vision benefits to be paid to Mr. Holmes per the terms of his employment agreement for a period of 24 months in the event of termination without cause and for a period of 36 months in the event of a change in control. Includes medical, dental, and vision to be paid to Mr. Scurlock, Mr. Cummings, Mr. Storms, and Ms. Alvarado per the terms of the Executive Severance Plan for a period of 12 months in the event of termination without cause and per the terms of the Executive Change-in-Control Plan for a period of 18 months in the event of a change in control. Cost includes both employer and employee coverage.
(D)Pursuant to the Executive Severance Plan, if Mr. Scurlock, Mr. Cummings, Mr. Storms, or Ms. Alvarado is terminated without cause or for good reason, severance is equal to 12 months of base salary plus the average incentive compensation paid during the prior two-year period. Pursuant to the Executive Change in Control Plan, if the NEO’s termination occurs in connection with a change in control, severance is equal to 18 months base salary plus 1.5 times the average incentive compensation paid during the prior two-year period.
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Executive Compensation
Executive Severance Plan
In order to have a competitive benefit that allows for consistent administration without negotiations of special payments, the Company has an executive Severance Plan and related Policy (collectively, the “Severance Plan”) for the NEOs (other than the CEO, whose benefits are covered in his employment agreement). The Severance Plan provides cash payments upon involuntary termination without cause, but is not available in the event of a change in control to individuals that are eligible for change in control benefits under the Change-in-Control Plan described below. See “2023 Potential Payments Upon Termination or Change In Control Table” for additional information.

The Severance Plan, adopted in 2021, applies to all executive officers and other eligible employees (other than the CEO), and provides, upon involuntary termination without cause or termination by the executive for good reason (as defined), for the payment of (i) 100% of one year’s base salary for the named executive officer; (ii) 100% times the average of the executive's bonuses over the last two years (or a comparable amount determined by the Company); and (iii) at the Company’s discretion, a current year prorated bonus reduced for the period of time during the year in which the employee was not employed. The Severance Plan also provides for a cash payment to cover the cost of premiums for post-termination health insurance coverage (“COBRA premiums”) for a period of one year from the date of termination and out-placement benefits. As a condition to the receipt of any benefits under the Severance Plan, an executive must agree to standard release, non-compete, non-solicitation, and confidentiality provisions. In addition, the Severance Plan provides that the vesting of long-term incentive or other equity awards upon termination without cause will be governed by the terms of the applicable award agreements. Executives who are involuntarily terminated for any other reason (e.g., death, disability, retirement, termination for cause) are not eligible to receive severance benefits under the Severance Plan.

Change in Control Arrangements
The Company has an executive Change-in-Control Plan and related Policy (collectively, the “Change in Control Plan”) benefiting each of the NEOs (other than the CEO, whose benefits are covered in his employment agreement) to ensure that management will objectively consider potential transactions that may benefit stockholders without regard to potential impact on their continued employment. The Change in Control Plan provides for a cash payment to be made following a termination of employment by the Company without cause or by the NEO with good reason within two years following a change in control. See “2023 Potential Payments Upon Termination or Change In Control Table” for additional information.

The Change in Control Plan provides for a payment to be made to these officers following a termination of employment by the Company without cause or by the officer with good reason within two years following a change in control or following the first public announcement of a potential change in control transaction, provided certain conditions are satisfied. These benefits are in lieu of payments under the Severance Plan. Generally, the change in control agreements provide for each executive officer to receive:
•a lump sum payment equal to up to 150% times the sum of:
◦the named executive officer’s then current annualized base salary, and
◦the average of the cash bonuses paid by the Company to the NEO for the last two fiscal years preceding the date of termination;
•at the Company’s discretion, a prorated current year bonus award under the annual incentive plan award for the year in which the termination occurs based on actual Company performance;
•a lump sum amount to cover group health and dental coverage for the NEO and his or her dependents for a period of up to eighteen months following the date of termination; and
•out-placement benefits for up to 6 months at the option of the executive officer.
The Change in Control Plan does not contain a tax reimbursement or “gross-up” provision.

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Executive Compensation
In approving the Change in Control Plan, the Compensation Committee considered the prevalence and terms of such agreements among similarly situated executives at the companies in the compensation peer group based on data collected for the Company by the Compensation Committee’s then independent compensation consultant. The Compensation Committee also determined that the agreement and general release of claims contained in the Change in Control Plan provided a significant benefit to the Company.

For purposes of the Change in Control Plan:

“cause” means (i) misappropriation of funds or property, fraud or dishonesty within the course of providing services to the Company which evidences a want of integrity or breach of trust; (ii) indictment for a misdemeanor that has caused or may be reasonably expected to cause material injury to the Company, any of its Subsidiaries, any of its affiliates or any of their interests, or indictment for a felony; (iii) any willful or negligent action, inaction, or inattention to duties of the executive within the course of providing services to the Company that causes the Company material harm or damages (as determined in the sole and absolute discretion of the Company); (iv) misappropriation of any corporate opportunity or otherwise obtaining personal profit from any transaction which is adverse to the interests of the Company or to the benefits of which the Company is entitled; (v) inexcusable or repeated failure by the executive to follow applicable Company policies and procedures; (vi) conduct of the executive which is materially detrimental to the Company (as determined in the sole and absolute discretion of the Company); or (vii) any material violation of the terms of the executive’s employment agreement, if any.

“good reason” means: as defined in the applicable employment agreement or, if none: (i) without his or her express written consent, the assignment of the executive to a position constituting a material demotion, or loss of compensation or job duties by comparison to his or her position with the Company on the Date of Grant; provided, however, that changes, as opposed to a loss, in the executive’s job duties or changes to reporting relationships, at the Board’s discretion, and without a material loss in the executive’s compensation, will not constitute “Good Reason”; (ii) the change of the location where the executive performs the majority of the executive’s job duties on the Date of Grant of the Award (“Base Location”) to a location that is more than fifty (50) miles from the Base Location, without the executive’s written consent; (iii) a reduction by the Company in the executive’s base salary as in effect on the Date of Grant of the Award, unless the reduction is a proportionate reduction of the compensation of the executive and all other senior officers of the Company as a part of a company-wide effort to enhance the Company’s financial condition; or (iv) after the occurrence of a Change in Control, a significant adverse change in the nature or scope of the authorities, powers, functions, responsibilities, or duties attached to the position(s) with the Company which the executive held immediately before the Change in Control, or a material reduction in total compensation, including incentive compensation, stock-based compensation and benefits received from the Company compared to the total compensation and benefits to which the executive was entitled immediately before the Change in Control.

“change in control” generally means any one of the following events: (a) any person becoming the beneficial owner of the Company’s securities representing 51% or more of the combined voting power of the Company’s then outstanding securities (other than as a result of certain issuances or open market purchases approved by incumbent directors); (b) the Company’s incumbent directors ceasing to constitute at least a majority of the board of directors; (c) there is consummated a merger or consolidation of the Company (or any direct or indirect subsidiary), other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding prior to such transaction continuing to represent at least 51% of the combined voting power of the securities of the surviving entity in the transaction, or (ii) a merger or consolidation effected to implement a recapitalization of the Company in which no person is or becomes the beneficial owner of securities representing 51% or more of the combined voting power of the Company’s then outstanding securities or (d) approval by the Company’s stockholders of plan of complete liquidation and dissolution of the Company, or there is consummated an agreement for the sale or disposition of all or substantially all of the assets of the Company, other than a sale or disposition to an entity, at least 51% of the combined voting power of its securities are owned by stockholders of the Company in the same proportions as their ownership immediately prior to such sale. The preceding was a summary of the definition of a change in control, so please refer to actual text of the definition as set forth in the applicable plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of the Compensation and Human Capital Committee of the board of directors of the Company was an officer or employee of the Company during 2023 or any other time. In addition, none of the executive officers of the Company served on the board of directors or on the compensation committee of any other entity, for which any executive officers of such other entity served either on the board of directors or on the Compensation and Human Capital Committee.
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Executive Compensation
2023 CEO PAY RATIO
Item 402(u) of SEC Regulation S-K, implementing a requirement of the Dodd-Frank Wall Street Reform and Consumer Protection Act, requires that the Company disclose a ratio that compares the annual total compensation of the Company’s median employee to that of the Company’s CEO.
To determine the median employee, the Company prepared a list of all employees as of December 31, 2023, along with their gross income as reported on IRS form W-2 for 2023. Gross income as reported on IRS form W-2 for 2023 was annualized for those employees that were not employed for the full year. After identifying the median employee, the Company calculated that employee’s annual total compensation using the same methodology the Company uses for NEOs as set forth in the “2023 Summary Compensation Table”.
For the year ended December 31, 2023, the last completed fiscal year:
•the employee identified at the median of all Company employees (other than the CEO) was a deposit operations team lead.
•the annual total compensation of the median employee was $114,630.
•the total compensation for the CEO, Mr. Holmes, was $6,648,238, as reported in the “Total” column of the “2023 Summary Compensation Table” on page 82.
•the estimated ratio of the total compensation of Mr. Holmes, the CEO, to the median of the annual total compensation of all employees was 58.0 to 1.
The CEO pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on payroll and employment records and the methodologies and assumptions described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s total annual compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, which were chosen from a wide range of permissible methodologies, estimates and assumptions. As a result, the CEO pay ratios reported by other companies, which may have employed other permitted methodologies, exclusions, estimates or assumptions, and which may have a significantly different work force structure, geographic locations, or compensation practices from ours, are likely not comparable to the Company’s CEO pay ratio.

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Executive Compensation
2023 PAY VERSUS PERFORMANCE
Introduction
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of SEC Regulation S-K, the Company is providing the following information about the relationship between executive compensation actually paid (as defined by the SEC) and the Company’s financial performance against specific metrics for each of the last four fiscal years. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, see “Compensation Discussion and Analysis”.
Pay Versus Performance Table

Year	Summary Compen- sation Table Total for First PEO1 2	Summary Compen- sation Table Total for Second PEO[1] [2]	Compen- sation Actually Paid to First PEO[3]	Compen- sation Actually Paid to Second PEO[3]	Average Summary Compen- sation Table Total for non-PEO NEOs[4]	Average Compen- sation Actually Paid to non-PEO NEOs[5]	Value of Initial Fixed $100 Investment Based on:		Net Income[8]	Earnings Per Share[9]
							Company Total Share- holder Return[6]	Peer Group Total Share- holder Return[7]
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$6,648,238	N/A	$7,647,637	N/A	$1,427,590	$1,452,494	$113.85	$95.12	$171,891	$3.54
2022	8,052,476	N/A	7,889,221	N/A	1,691,250	1,640,899	106.24	101.92	315,228	6.18
2021	23,622,960	$1,196,558	22,378,121	$1,161,996	1,696,160	1,553,822	106.13	124.84	235,218	4.60
2020	4,373,514	934,618	6,180,513	957,222	1,380,084	1,769,005	104.81	89.37	56,539	1.12
1    For 2023 and 2022, Rob C. Holmes served as the sole principal executive officer (“PEO”) of the Company. For 2021, Rob C. Holmes (first PEO) and Larry L. Helm (second PEO) each served as PEOs for a portion of the year, Mr. Holmes from January 24, 2021 to December 31, 2021, and Mr. Helm from January 1, 2021 to January 24, 2021. For 2020, C. Keith Cargill (first PEO) and Larry L. Helm (second PEO) each served as PEOs for a portion of the year, Mr. Cargill from January 1, 2020 to May 25, 2020, and Mr. Helm from May 25, 2020 to December 31, 2020. Mr. Helm, the then Board Chairman, served as interim Chief Executive Officer after Mr. Cargill’s departure until Mr. Holmes’ election as CEO.
2 The dollar amounts reported in column (b) are the amounts of total compensation reported for the Company’s PEOs for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Executive Compensation Tables – 2023 Summary Compensation Table” of this Proxy Statement and the Company’s proxy statements for 2023, 2022 and 2021.
3    The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to the Company’s PEOs, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to such PEOs during the applicable year. Adjustments for prior fiscal years are included in the Company’s 2023 Notice of Annual Meeting and Proxy Statement. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEO’s total reported compensation for 2023 to determine the compensation actually paid:

Year	Name of PEO	Reported Summary Compensation Table Total For PEO	[Less] Reported Value of Equity Awards(a)	[Plus/Minus] Equity Award Adjustments(b)	[Less] Reported Change in the Actuarial Present Value of Pension Benefits(c)	[Plus/Minus] Pension Benefit Adjustments(d)	[Equals] Compensation Actually Paid to PEO
2023	Rob C. Holmes	$6,648,238	$(4,027,438)	$5,026,837	$—	$—	$7,647,637
(a)     The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)    The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant, except that the Company’s outstanding 2021 NEO performance-based RSUs granted 60% on June 16, 2021, 20% on February 3, 2022, and 20% on February 9, 2023 are calculated using an aggregate performance factor of 85.84%. The amounts deducted or added in calculating the equity award adjustments are as follows:
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Executive Compensation

Year	Name of PEO	Year End Fair Value of Equity Awards Granted in Current Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2023	Rob C. Holmes	$3,585,502	$1,451,510	$41,132	$69,545	$(120,852)	$—	$5,026,837
(c)    The amounts included in this column are the amounts reported in the “Change in Pension and Nonqualified Deferred Compensation” column of the Summary Compensation Table for each applicable year.
(d)    There were no pension benefits adjustments for the years in the table.
4 The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding persons serving as PEOs) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding such PEOs) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023 and 2022, J. Matthew Scurlock, John W. Cummings, Tim J. Storms and Anna M. Alvarado; (ii) for 2021, Julie L. Anderson, Tim J. Storms and Anna M. Alvarado; and (iii) for 2020, Julie L. Anderson, Vince A. Ackerson and John G. Turpen.
5    The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding the PEOs), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding the PEOs) during the applicable year. Adjustments for prior fiscal years are included in the Company’s 2023 Notice of Annual Meeting and Proxy Statement. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding the PEOs) for 2023 to determine the compensation actually paid, using the same methodology described in Note 3 above:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	[Less] Average Reported Value of Equity Awards	[Plus/Minus] Average Equity Award Adjustments(a)	[Less] Average Reported Change in the Actuarial Present Value of Pension Benefits	[Plus/Minus] Average Pension Benefit Adjustments	Average Compensation Actually Paid to Non-PEO NEOs
2023	$1,427,590	$(564,873)	$589,778	$—	$—	$1,452,494
(a)     The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in Current Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2023	$538,940	$51,738	$—	$3,762	$(4,662)	$—	$589,778
6 Cumulative TSR is calculated by dividing (a) the sum of (i) the cumulative amount of dividends on the Company’s common stock for the measurement period (if any), assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period.
7 Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: Nasdaq Bank Index (Bloomberg: CBNK), which is the same industry index used in the Company’s Annual Report on Form 10-K. The NASDAQ Bank Index contains securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as Banks. They include banks providing a broad range of financial services, including retail banking, loans and money transmissions.
8 The dollar amounts reported represent the amount of net income available to common stockholders as reflected in the Company’s audited financial statements for the applicable year (in thousands).
9 Earnings per share (EPS) is defined as diluted earnings per common share as reflected in the Company’s audited financial statements for the applicable year. Although the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that EPS is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance.
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Executive Compensation
Financial Performance Measures
As described in greater detail in “Compensation Discussion and Analysis”, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both its short-term and long-term (equity) incentive awards are selected based on an objective of incentivizing the Company’s NEOs to increase the value of the enterprise for stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, to the Company’s performance, for the most recently completed fiscal year, are as follows:
• Earning per Share (EPS)1
• Net Income
• Return on Average Tangible Common Equity (ROTCE)2
• Efficiency Ratio
1 Diluted earnings per common share.
2 See Annex A for more information about this non-Gaap financial measure.
Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in “Compensation Discussion and Analysis”, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay Versus Performance Table above. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance Table.
Compensation Actually Paid and Cumulative TSR
As demonstrated by the following graph, the amount of compensation actually paid to the PEOs and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding the PEOs) is generally aligned with the Company’s cumulative TSR over the four years presented in the table. Further, for years 2022 and 2023, the compensation “actually paid” to the PEO is substantially lower than the prior year while cumulative TSR is higher than the prior year. The alignment of compensation actually paid with the Company’s cumulative TSR over the period presented is because a significant portion of the compensation actually paid to the PEOs and to the other NEOs is comprised of equity awards. As described in more detail in the section entitled “Compensation Discussion and Analysis”, the Company targets that more than 50% of the value of the PEOs’ total target compensation (and more than 30% of the value of the other NEOs’ total target compensation) is comprised of equity awards, including performance-based and time-based restricted stock units.
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Executive Compensation
Compensation Actually Paid and Net Income
As demonstrated by the following graph, the amount of compensation actually paid to the PEOs and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding the PEOs) is generally aligned with the Company’s net income over the four years presented in the graph. For 2023, the NEOs received a payout of 35% of target on the financial performance measures included in the short-term (annual) incentive plan, which correlates in part with the lower net income for 2023. As described in more detail in the section entitled “Compensation Discussion and Analysis”, the Company targets that approximately 30% of the value of total compensation awarded to the NEOs consists of amounts determined under the Company short-term annual incentive compensation plan.
Compensation Actually Paid and Earnings Per Share
As demonstrated by the following graph, the amount of compensation actually paid to the Company’s PEOs and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding the PEOs) is generally aligned with the Company’s Earnings Per Share over the four years presented in the graph. Although the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Earnings Per Share is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance. Earnings Per Share was one of the performance measures used in the
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Executive Compensation
2021 performance-based RSU whose performance was recently certified by the Compensation Committee for the three years ended December 31, 2023. In addition, Earnings Per Share is closely correlated with the other two financial measures used in the 2023 annual incentive (bonus) plan (ROAA and Efficiency Ratio) and both of the two financial measures used in the long-term (equity) incentive plan (Average ROTCE and Relative TSR) with performance-based RSUs granted during 2023. For 2023, the NEOs received a payout of 35% of target on the financial performance measures included in the annual incentive plan, which correlates in part with the lower earnings per share for 2023. While more recently the Company has moved away from utilizing Earnings Per Share as an express performance measure, the Compensation Committee still considers Earnings Per Share in setting final overall pay. For more information regarding the information that the Compensation Committee considers when determining compensation, refer to “Compensation Discussion and Analysis”.
Cumulative TSR of the Company and Cumulative TSR of the Peer Group
As demonstrated by the following graph, the Company’s cumulative TSR over the four year period presented in the table was $113.85, while the cumulative TSR of the peer group presented for this purpose, the Nasdaq Bank Index, was $95.12 over the four years presented in the graph. The Company’s cumulative TSR outperformed the Nasdaq Bank Index during three of the four years presented in the table, representing the Company’s financial performance as compared to the companies comprising the Nasdaq Bank Index peer group. For more information regarding the Company’s performance and the companies that the Compensation Committee considers when determining compensation, refer to “Compensation Discussion and Analysis”.
TCBI 2024|Notice of Annual Meeting and Proxy Statement 95

Executive Compensation

Additional Information
The pay for performance information reported above has been calculated in a manner consistent with SEC rules based on payroll and stock plan records and the methodologies and assumptions described above. Companies have flexibility in the design of their compensation plans, in the allocation of targeted compensation to short- and long-term measures, and the selection of the types, features and terms, including vesting schedules, of long-term equity awards used over time, some of which may have been granted before or during the periods covered by the above tables, and the design may have changed year to year, and to make reasonable estimates and assumptions that reflect their compensation practices. As a result, the ratios and relationships reported by other companies, which may have employed other compensation designs, estimates or assumptions, and which may have a significantly different compensation practices from the Company’s, are likely not comparable to the Company’s pay for performance disclosures.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2023 regarding common stock that may be issued under the Company’s existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	1,081,679 (A)	—	861,366 (B)
Equity compensation plans not approved by security holders	—	—	—
Total	1,081,679	—	861,366
(A) Includes 1,081,679 shares issuable pursuant to outstanding RSUs. Since RSUs have no exercise price, they are not included in the weighted average exercise price calculation.
(B) All of these shares are available for issuance pursuant to grants of full-value awards.

TCBI 2024|Notice of Annual Meeting and Proxy Statement 96

Executive Compensation
INDEBTEDNESS OF MANAGEMENT AND RELATED PARTY TRANSACTIONS
In the ordinary course of business, the Bank has made loans, and may continue to make loans in the future, to the Bank’s and the Company’s officers, directors and employees. However, it is the Bank’s policy to not extend loans to executive officers of the Bank or the Company, or to directors and their affiliates, unless any such loan is approved in advance by the Board. Each such loan is made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender, and does not involve more than the normal risk of collectibility or present other unfavorable features. The Bank also provides wealth management services for managed accounts to directors and officers at discounted fees.
The Company has policies and procedures for reviewing related party transactions involving the Company’s and the Bank’s directors, executive officers and their affiliates. Each director and NEO of the Company and the Bank is required to complete a questionnaire annually, and each director who serves on the Audit Committee must complete a certification of independence annually. Both of these documents are designed to disclose all related party transactions, including loans, and this information is reviewed by management, the Audit Committee and the board of directors, as appropriate. Such transactions are subject to the standards set forth in the Company’s Code of Conduct and in applicable laws and regulations, including Regulation O promulgated by the Federal Reserve Board, SEC rules, and the Nasdaq Stock Market Listing Rules for determining the independence of directors. The questionnaires, certifications and Code of Conduct are all in writing. Other than as described above, these documents did not disclose any related party transactions required to be specifically disclosed in this Proxy Statement.
TCBI 2024|Notice of Annual Meeting and Proxy Statement 97

Additional Information
ADDITIONAL INFORMATION
Stockholder Proposals to Be Included in Next Year’s Proxy Statement
Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Company’s annual meeting of stockholders in 2025 may do so by following the procedures prescribed in Exchange Act Rule 14a-8. SEC rules establish the eligibility requirements and procedures that must be followed for a stockholder’s proposal to be included in a public company’s proxy materials. To be eligible for inclusion, stockholder proposals must be received by the Company at the following address: Texas Capital Bancshares, Inc., Attn: Corporate Secretary, 2000 McKinney Avenue, 7th Floor, Dallas, Texas 75201, no later than November 7, 2024.
Stockholder Nominees for Director and Other Business for 2025
Stockholders may also propose other business or submit nominees for director at the Company’s annual meeting of stockholders in 2025 in accordance with the Company’s Bylaws. Under the Company’s Bylaws, a stockholder’s notice to nominate a director or bring other proposals must be in writing and contain the information specified in the Company’s Bylaws and be delivered to the Company’s principal executive offices not later than 100 days (January 6, 2025) and no more than 130 days (December 7, 2024) prior to the one-year anniversary of the preceding year’s annual meeting, provided such meeting is held within 30 days of such anniversary date. Nominations should be directed to: Texas Capital Bancshares, Inc., Attn: Corporate Secretary, 2000 McKinney Avenue, 7th Floor, Dallas, Texas 75201.
In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 15, 2025.
Advance Notice Procedures
Under the Company’s Bylaws, no business may be brought before an annual meeting unless it is brought before the meeting by or at the direction of the board of directors or by a stockholder who has delivered timely notice to the Company and has otherwise satisfied the applicable requirements for such action set forth in the Bylaws. Such notice must contain certain information specified in the Bylaws and generally must be received not later than 100 days and no more than 130 days prior to the one-year anniversary of the preceding year’s annual meeting, provided such meeting is held within 30 days of such anniversary date, to the following address: Texas Capital Bancshares, Inc., Attn: Corporate Secretary, 2000 McKinney Avenue, 7th Floor, Dallas, Texas 75201.
These requirements are separate from the SEC’s requirements that a stockholder must meet to have a stockholder proposal included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
Annual Report
A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 is included in the 2023 Annual Report provided to stockholders with this Proxy Statement, and is available on the Internet as set forth in the Notice of Internet Availability of Proxy Materials.
Upon written request, the Company will furnish to any stockholder without charge a copy of its 2023 Annual Report on Form 10-K pursuant to the instructions set forth in the Notice of Internet Availability of Proxy Materials.
TCBI 2024|Notice of Annual Meeting and Proxy Statement 98

Additional Information
ANNEX A
Non-GAAP Financial Measures

This Proxy Statement includes certain adjusted financial measures that are calculated on a non-GAAP basis. The Company believes that these measures are useful to compare the Company’s results across several periods and facilitate an understanding of the Company’s operating results. The Company uses these measures to evaluate the Company’s operating performance and use of equity and the Compensation and Human Capital Committee uses these measures as part of its assessment of the performance of the NEOs. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP, which are included in the reconciliations below.

(1) Return on Tangible Common Equity (ROTCE), also referred to by the Company as Return on Average Tangible Common Equity (ROATCE), is a non-GAAP financial measure used by the Company that represents the measure of net income available to common stockholders as a percentage of average tangible common equity. ROTCE is one of the performance measures used in the Company’s long-term incentive plan performance RSUs. A reconciliation of ROTCE to the most directly comparable GAAP measure, Return on Average Common Equity (ROACE), is presented below.

	2023 ($M)	2022 ($M)

Net Income Available to Common Stockholders	$171.9	$315.2
Average Common Equity	2,795.0	2,783.3
Less: Average Goodwill and Intangibles	1.5	14.5
Average Tangible Common Equity	$2,793.5	$2,768.8

ROACE	6.2%	11.3%
ROTCE	6.2%	11.4%

(2) Adjusted Earnings Per Share is a non-GAAP financial measure used by the Company that represents fully diluted GAAP earnings per common share excluding certain items the Company does not believe are indicative of ordinary results of operations. A reconciliation of Adjusted Earnings Per Share to the most directly comparable GAAP measure, Diluted Earnings Per Share, is presented below.

	2023 ($M)	2022 ($M)
Net Income Available to Common Stockholders	$171.9	$315.2
Adjustments for Non-Recurring Items:
Increase/(Decrease) to Non-Interest Income:
Gain on Sale of Premium Finance Subsidiary	—	(248.5)
Increase/(Decrease) to Non-Interest Expense:
Transaction Costs	—	(29.6)
Restructuring Expenses	—	(9.8)
Charitable Contribution	—	(8.0)
FDIC Special Assessment	(19.9)	—
Increase/(Decrease) to Income Tax Expense	4.6	(45.4)
Net Income Available to Common Stockholders, Adjusted	$187.1	$159.5

Diluted Common Shares	48,610,206	51,046,742

GAAP Earnings Per Share	$3.54	$6.18
Adjusted Earnings Per Share	$3.85	$3.13

GAAP Earnings Per Share Year over Year Increase/(Decrease)	(43)%
Adjusted Earnings Per Share Year over Year Increase/(Decrease)	23%

TCBI 2024|Notice of Annual Meeting and Proxy Statement 1

Texas Capital Bancshares, Inc.

PROXY TABULATOR: P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET
Go To: **www.proxypush.com/TCBI**
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

PHONE Call **1-866-390-5385**
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

MAIL
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Texas Capital Bancshares, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of February 20, 2024

DATE: Tuesday, April 16, 2024
TIME: 7:30 AM, Central Time
PLACE: Texas Capital Center
2000 McKinney Ave., 9th Floor, Dallas, TX 75201

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby constitues and appoints J. Matthew Scurlock and Anna M. Alvarado, and each of them, as the true and lawful agents and proxies of the undersigned, with full power of substitution and revocation, and authorizes each of them to vote all the shares of capital stock of Texas Capital Bancshares, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 16, 2024 at 7:30 AM, and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Texas Capital Bancshares, Inc.

Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2 AND 3

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of Directors				
		FOR	WITHHOLD		
	1.01 Paola M. Arbour	☐	☐		FOR
	1.02 Jonathan E. Baliff	☐	☐		FOR
	1.03 James H. Browning	☐	☐		FOR
	1.04 Rob C. Holmes	☐	☐		FOR
	1.05 David S. Huntley	☐	☐		FOR
	1.06 Charles S. Hyle	☐	☐		FOR
	1.07 Thomas E. Long	☐	☐		FOR
	1.08 Elysia Holt Ragusa	☐	☐		FOR
	1.09 Steven P. Rosenberg	☐	☐		FOR
	1.10 Robert W. Stallings	☐	☐		FOR
	1.11 Dale W. Tremblay	☐	☐		FOR
	1.12 Laura L. Whitley	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm.	☐	☐	☐	FOR
3.	Advisory Approval of the Company's Executive Compensation.	☐	☐	☐	FOR

☐ **Check here if you would like to attend the meeting in person.**

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Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. If signing as attorney, administrator, executor, trustee, guardian or other fiduciary, please include title and authority. If a corporation or partnership, please provide full name of corporation or partnership and title of authorized officer signing the proxy.

Signature (and Title if applicable) ________ Date ________ Signature (if held jointly) ________ Date ________